                                                                   EXHIBIT 10.12

                          UNIVISION ROLL-UP AGREEMENT
                          ---------------------------

     This Univision Roll-Up Agreement (the "Agreement") is dated March 2, 2000 by and between Univision Communications Inc., a Delaware corporation ("Univision"), and Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), with respect to the following facts:

     WHEREAS, the Company has previously executed that certain Non-Negotiable Subordinated Note dated December 30, 1996 in the principal amount of $10,000,000 in favor of Univision, a copy of which is attached hereto as Exhibit "A" and
                                                             -----------
incorporated herein by this reference (the "Original Note").

     WHEREAS, the parties hereto have entered into that certain First Amended and Restated Non-Negotiable Promissory Note of even date herewith, a copy of which is attached hereto as Exhibit "B" and incorporated herein by this
                            -----------
reference (the "First Amended Original Note"), in order to, among other things, increase the principal amount of the Original Note by $110,000,000, from $10,000,000 to $120,000,000.

     WHEREAS, the parties hereto have previously entered into that certain Amended and Restated Subordinated Note Purchase and Option Agreement dated as of December 30, 1996, a copy of which is attached hereto as Exhibit "C" and
                                                         -----------
incorporated herein by this reference (the "Original Note Purchase Agreement"), pursuant to which, among other things, Univision was granted the Univision Option to acquire an equity interest in the Company (adjusted to 25.55%) for an aggregate exercise price of $10,000,000.

     WHEREAS, the parties hereto have previously entered into that certain First Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement dated as of March 31, 1999, a copy of which is attached hereto as Exhibit "D" and incorporated herein by this reference (the "First Amendment to
-----------
Original Note Purchase Agreement"), pursuant to which, among other things, the Univision Option was increased to an option to acquire a 27.90% equity interest in the Company for an aggregate exercise price of $10,000,000.

     WHEREAS, the parties hereto have entered into that certain Second Amendment to Amended and Restated Note Purchase Agreement of even date herewith, a copy of which is attached hereto as Exhibit "E" and incorporated herein by this
                            -----------
reference (the "Second Amendment to Original Note Purchase Agreement"), in order to, among other things, increase the percentage of the Univision Option to 40% (as computed in Section 3 of the Second Amendment to Original Note Purchase Agreement), and as computed prior to any potential issuance of shares in the Z-Spanish Acquisition or the IPO (each as defined below).

     WHEREAS, the Company, in consultation with Univision, has negotiated a letter of intent by the Company to potentially acquire all of the outstanding capital stock of Z-Spanish Media Corporation, a Delaware corporation ("Z-Spanish"), and may potentially consummate a financing with TSG Capital Fund III, L.P., an affiliate of a stockholder of Z-Spanish, in the amount of $90,000,000 (the "Z-Spanish Acquisition"), substantially in accordance with the terms of the draft letter of intent attached hereto as Exhibit "F" and incorporated herein by this reference (the
                   -----------
"Z-Spanish Letter of Intent").

     WHEREAS, the Company has formed Entravision Communications Corporation, a Delaware corporation with no shares of capital stock issued and outstanding as of the date hereof ("Entravision"), for the purpose of effecting an exchange transaction contemplated by the Company in which (i) each of the individual and trust members in the Company (the "Exchanging Members") shall transfer to the Company his or its respective direct membership interests in the Company in exchange for newly-issued shares of Entravision Class A Common Stock and (ii) each of the individual and trust stockholders of the corporate members of the Company (the "Exchanging Stockholders") shall transfer his, her or its respective stockholdings in such corporate members in exchange for newly-issued shares of Entravision Class A Common Stock (collectively, the "Exchange"), all pursuant to the terms and conditions of an Exchange Agreement to be entered into by and among Entravision, the Company, the Exchanging Members, the Exchanging Stockholders and Univision (the "Exchange Agreement").

     WHEREAS, Entravision is preparing to file with the Securities and Exchange Commission a Registration Statement with respect to an underwritten initial public offering of its Class A Common Stock (the "IPO").

     WHEREAS, the parties hereto intend that Univision will contribute to the Company its entire interest in and to the Original Note, the First Amended Original Note, the Original Note Purchase Agreement, the First Amendment to Original Note Purchase Agreement and the Second Amendment to Original Note Purchase Agreement in exchange for newly-issued shares of the Entravision Class C Common Stock representing a 40% equity ownership interest in Entravision (as computed in Section 3 of the Second Amendment to Original Note Purchase Agreement) and as computed prior to the Z-Spanish Acquisition and IPO (the "Univision Conversion"), all in pursuant to the terms and conditions of the Exchange Agreement (the Exchange and the Univision Conversion are collectively referred to herein as the "Roll-Up Transaction").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each signatory hereto, it is agreed as follows:

     1.   First Amended Original Note.  Concurrently with the execution of this
          ---------------------------
Agreement, (i) Univision and the Company shall execute the First Amended Original Note, pursuant to which, among other things, the principal amount of the Original Note shall be increased by $110,000,000, from $10,000,000 to $120,000,000, (ii) the Company shall deliver to Univision the original of the First Amended Original Note and (iii) Univision shall deliver to the Company (a) the Original Note marked "cancelled" and (b) the sum of $110,000,000 via wire transfer pursuant to wire transfer instructions provided to Univision by the Company.

     2.   Second Amendment to Note Purchase Agreement.  Concurrently with the
          -------------------------------------------
execution of this Agreement, Univision and Entravision shall execute the Second Amendment to Note Purchase Agreement, pursuant to which, among other things, the percentage of the Univision Option shall be increased to 40% (as computed in Section 3 of the Second Amendment to Original Note Purchase Agreement) and as computed prior to the Z-Spanish Acquisition and the IPO.

     3.   Roll-Up Transaction.  Upon consummation of the Roll-Up Transaction:
          -------------------

          (a) the Restated Certificate of Incorporation of Entravision shall be substantially in the form attached hereto as Exhibit "G" and incorporated by
                                             -----------
this reference, subject to such other changes as are reasonably agreed to by the parties to accommodate any changes to the participants and/or ultimate structure of the Roll-Up Transaction, the Z-Spanish Acquisition and/or the IPO;

          (b) the Bylaws of Entravision shall be substantially in the form attached hereto as Exhibit "H" and incorporated herein by this reference,
                   -----------
subject to such other changes as are reasonably agreed to by the parties hereto in order to accommodate any changes to the participants and/or ultimate structure of the Roll-Up Transaction, the Z-Spanish Acquisition and/or the IPO; and

          (c) each of Walter F. Ulloa, Philip C. Wilkinson and Paul A. Zevnik hereby covenant to, and agree to cause the Company to, execute and deliver that certain Voting Agreement, substantially in the form attached hereto as Exhibit
                                                                       -------
"I" and incorporated by this reference.
---

     The parties acknowledge and agree that the Roll-Up Transaction shall be consummated upon the terms and conditions set forth in the Exchange Agreement, which Exchange Agreement shall be subject to the reasonable review and approval of Univision.

     4.   Z-Spanish Acquisition.  Univision hereby acknowledges and agrees that
          ---------------------
it is in the best interests of the Company and Entravision to pursue the Z-Spanish Acquisition and Univision hereby approves the potential consummation of the Z-Spanish Acquisition (and its related terms) in accordance with the terms of the Z-Spanish Letter of Intent, with such non-material changes as are reasonably approved in good faith by the officers of the Company and Entravision.

     5.   General Provisions.
          ------------------

          (a) Entire Agreement.  This Agreement, the exhibits and schedules
              ----------------
hereto and any other document to be furnished pursuant to the provisions hereof embody the entire agreement and full understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings other than those expressly set forth or referred to in such documents. This Agreement and such other documents supersede all prior negotiations, agreements and understandings, both written and oral, among the parties with respect to such subject matter.

          (b) Incorporation by Reference.  The recitals set forth above, and all
              --------------------------
exhibits and schedules attached hereto, are hereby incorporated by reference into this Agreement.

          (c) Amendments.  Subject to applicable law, this Agreement and any
              ----------
exhibit or schedule attached hereto may only be amended by the parties hereto pursuant to an amendment in writing executed by all parties hereto.

          (d) Successors and Assigns.  Except as otherwise provided herein, the
              ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns, heirs, legatees, legal representatives, executors and administrators of all the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall be construed to confer upon or give to any person, entity or other party (other than the parties hereto or their respective successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (e) Counterparts; Facsimile.  This Agreement may be executed in any
              -----------------------
number of counterparts, each of which shall be an original and shall not need to contain the signature of more than one party, but all of which together when fully-executed and delivered by the parties hereto shall constitute one and the same instrument, binding on all of the parties. To the maximum extent permitted by applicable law or any applicable governmental authority, each counterpart signature page delivered to via facsimile shall be deemed to be an original and may be relied on by the parties hereto as such.

          (f) Assignment.  No party hereto shall have the right to assign all or
              ----------
any portion of its rights and interests under this Agreement or to delegate all or any portion of its duties under this Agreement without the prior written consent of each other party hereto.

          (g) Notices.  All notices, requests, demands, waivers and other
              -------
communications to be given by either party hereunder shall be in writing and shall be (i) mailed by first-class, registered or certified mail, postage prepaid, (ii) sent by hand delivery or reputable overnight delivery service or
(iii) transmitted by facsimile or electronic mail (provided that a copy is also sent by reputable overnight delivery service) addressed to the parties at the respective addresses for such parties as reflected on the signature page hereto, or to such other address as may be specified in writing to the other parties hereto. All such notices, requests, demands, waivers and other communications shall be deemed to have been given and received (a) if by personal delivery, facsimile or electronic mail, on the day of such delivery, (b) if by first-class, registered or certified mail, on the fifth (5th) business day after the mailing thereof or (c) if by reputable overnight delivery service, on the day delivered.

          (h) Governing Law; Venue.  Notwithstanding the place where the
              --------------------
Agreement may be executed by any of the parties hereto, this Agreement, and the rights and obligations of the parties hereto, and any disputes relating thereto, shall in all respects be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws. The exclusive venue for any controversy arising out of the terms of this Agreement or the breach thereof shall be the Superior Court of California for the County of Los Angeles or the United States District Court for the Central District of California.

          (i) Capitalized Terms.  All capitalized terms used in this Amendment
              -----------------
and not otherwise defined shall have the meaning assigned such term in the Original Note or the Original Note Purchase Agreement, as the case may be.

                  [Remainder of Page Intentionally Left Blank]

   IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

Univision                 UNIVISION COMMUNICATIONS INC.,
                          a Delaware corporation


                          By: /s/ Andrew W. Hobson
                              ---------------------------------------------
                          Name: Andrew W. Hobson
                                -------------------------------------------
                          Title:EVP
                                -------------------------------------------

                          Address: 1999 Avenue of the Stars, Suite 3050 Los Angeles, California 90067

Company ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company


                          By: /s/ Walter F. Ulloa
                              ---------------------------------------------
                                  Walter F. Ulloa, Chairman, Chief Executive
                                  Officer and Managing Member


                          By: /s/ Philip C. Wilkinson
                              ---------------------------------------------
                                  Philip C. Wilkinson, President, Chief
                                  Operating Officer
and Managing Member

                          Address: 2425 Olympic Boulevard, Suite 6000 West Santa Monica, California 90404


                          /s/ Walter F. Ulloa
                          -------------------------------------------------
                          Walter F. Ulloa, individually


                          /s/ Philip C. Wilkinson
                          -------------------------------------------------
                          Philip C. Wilkinson, individually


                          /s/ Paul A. Zevnik
                          -------------------------------------------------
                          Paul A. Zevnik, individually

                [Signature Page to Univision Roll-Up Agreement]

                                   EXHIBIT A
                                   ---------

                                 ORIGINAL NOTE

                       NON-NEGOTIABLE SUBORDINATED NOTE
                       --------------------------------


THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THE SECURITIES EVIDENCED BY THIS NOTE MAY NOT BE OFFERED, SOLD OR TRANSFERRED FOR VALUE, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF SUCH REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE ACTS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.



                  ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

Subordinated Note Due December 30, 2021

$10,000,000                                           Los Angeles, California
                                                            December 30, 1996
                                 ------------------

     Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), for value received, hereby promises to pay to Univision Communications Inc., a Delaware corporation ("Univision"), at 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067, the principal sum of Ten Million Dollars ($10,000,000) together with interest (computed on the basis of a 360-day year) from the date of this Note, (the "Commencement Date") on the unpaid balance of such principal amount at 7.01% (the "Interest Rate"). Principal and interest under this Note shall be payable as follows: Interest on this Note shall be due and payable semi-annually, as it accrues, beginning six
(6) months after the Commencement Date and continuing regularly and semi-annually thereafter each calendar year until December 30, 2021, when the outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable in full. Reference is made to the Company's Amended and Restated Operating Agreement dated as of December 30, 1996 (the A "Operating Agreement"). Capitalized terms not defined herein shall have the meaning given to such terms in the Operating Agreement.

     1.  Subordination.
         -------------

         a.  Subordination to Senior Indebtedness.  The indebtedness evidenced
             ------------------------------------
by this Note, and the payment of the principal hereof and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness (as hereinafter defined) of the Company now outstanding or hereafter incurred. "Senior Indebtedness" means the principal of and interest on, together with all other payment obligations under (i) all indebtedness of the Company to banks, trust companies, insurance companies and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Company to such institutions; (ii) obligations of the Company as lessee under leases of real or personal property; (iii) any indebtedness of the Company issued or incurred in connection with the acquisition of an equity interest in a business or with the assets of a business; (iv) shareholder and/or member loans, junk bond debt, trade debt incurred in the ordinary course of business and other unsecured debt;
(v) deferrals, renewals, extensions and refunding of and modifications to any such indebtedness or obligations described in (i), (ii), (iii) and (iv) above; and (vi) any other indebtedness of the Company which the Company and Univision may hereafter from time to time expressly and specifically agree in writing.

           b.  Payment Upon Dissolution, Etc.  Upon payment or distribution of
               ------------------------------
assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or other proceedings, all principal and interest, together with all other payment obligations under, due upon any Senior Indebtedness shall first be paid in full, or payment thereof in full duly provided for, before Univision shall be entitled to receive or, if received, to retain any payment or distribution on account of this Note; and upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which Univision would be entitled except for the provisions of this Section 1 shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by Univision if it shall have received such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to
                                                                     --- ----
each such holder on the basis of the respective amounts of such Senior Indebtedness held by such holder) or their representatives to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to Univision. In the event of any such dissolution, winding-up, liquidation or reorganization of the Company, Univision shall be entitled to be paid one hundred percent (100%) of the outstanding principal amount hereof and accrued interest hereon before any distribution of assets shall be made among the holders of any class of Membership Units of the Company in their capacities as holders of such Membership Units.

               For purposes of this paragraph (b), the words "assets" and "cash, property or securities" shall not be deemed to include Membership Units of the Company as reorganized or readjusted, or Membership Units of the Company or any other person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Section 1 with respect to this Note to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed
                            --------
by the
new person, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

          c.  Subrogation.  Subject to payment in full of all Senior
              -----------
Indebtedness, Univision shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on this Note shall be paid in full; and, for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which Univision would be entitled except for the subordination provisions of this Section 1 shall, as between Univision and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.

          d.  Rights of Holder Unimpaired.  The provisions of this Section 1 are
              ---------------------------
and are intended solely for the purposes of defining the relative rights of Univision and the holders of Senior Indebtedness; and nothing in this Section 1 shall impair, as between the Company and Univision, the obligation of the Company, which is unconditional and absolute, to pay to Univision the principal hereof and interest hereon, in accordance with the terms of this Note; nor shall anything herein prevent Univision from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to Univision.

          e.  Holders of Senior Indebtedness.  These provisions regarding
              ------------------------------
subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named herein, and they or any of them may proceed to enforce such subordination. Univision shall execute and deliver to any holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms set forth in this Note, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note.

          f.  Payments on Subordinated Note.  Subject to the terms of this
              -----------------------------
Section 1, the Company may make payments of the principal of, and any interest on, this Note, if at the time of payment, and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist. All payments of principal and interest with respect to this Note and all other Subordinated Notes of the Company due at the time of said payment shall be made ratably in proportion to the aggregate amount outstanding with respect to each of the Notes.

     2.  Prepayment.  The principal and interest indebtedness represented by
         ----------
this Note may be prepaid to Univision, in whole or in part, without penalty, any time upon thirty (30) days' prior written notice from Company to Univision.

     3.  Univision Rights.
         ----------------

         a.   Matters Requiring Univision Approval.  The following matters
              ------------------------------------
shall require Univision's approval, which shall not be unreasonably withheld, except as otherwise specified:

               i. Acquisition of assets by the Company for a purchase price equal to or greater than the greater of (a) Five Million Dollars ($5,000,000) or
(b) ten percent (10%) of the Company's "Net Asset Value." Net Asset Value shall be defined to mean the most recent four (4) quarters of EBITDA (excluding "Additional Compensation" as that term is defined in that certain Letter Agreement between Univision and the Company dated December 30, 1996, times eight
(8), less outstanding indebtedness, other than the Subordinated Note.

               ii. Incurrence of debt (excluding the Subordinated Note and debt under the Credit Facility) if, on a pro forma basis, the debt to EBITDA ratio would exceed the ratio set forth below for the applicable EBITDA of the
Company:


                     EBITDA                         LEVERAGE RATIO
                     ------                         --------------
               Up to $5 million                         4.00 : 1
               $5.0 to less than $6.5 million           4.25 : 1
               $6.5 to less than $8.0 million           4.50 : 1
               $8.0 to less than $10.0 million          4.75 : 1
               $10 million or greater                   5.00 : 1

               iii. Any transaction involving the direct or indirect transfer or sale of any FCC License, (including the sale of Membership Units) in which case, except as provided below, Univision's consent may be withheld in its sole discretion; provided, however, in connection with a transfer of Membership Interests subject to the provisions of Section 26(d) of the Operating Agreement, the Managing Members may submit to Univision a list of potential transferees prior to the right of first offer pursuant to said Section 26(d) of the Operating Agreement and such potential transferees may be approved by Univision, which approval shall not be unreasonably withheld. If such transferee is approved in such a manner, an indirect transfer of an FCC License as a result of such transfer of Membership Interests to such transferee that complies with
Section 26(d) of the Operating Agreement, shall be deemed approved hereunder;

provided, further, that Univision agrees to not unreasonably withhold its approval of other potential transferees under Section 26(d) of the Operating Agreement.

               iv. Distributions to Members in excess of quarterly tax distributions (calculated at the highest applicable federal and state income tax rates, taking into account the deduction of state income taxes for federal income tax purposes). The Company shall be permitted to make additional distributions in amounts in excess of reasonable working capital and reserve requirements if concurrent with such distribution the Company makes a prepayment of principal on this Subordinated Note in an amount equal to the "Prepayment Amount" (as defined below). The "Prepayment Amount" shall be determined as follows:

               A = B (C + A)
               A equals the amount to be prepaid on this Subordinated Note;
               B equals Univision's then existing Option Percentage (as defined in Exhibit "D" to the Operating Agreement);
               C equals the total distributions proposed to be made to the Members of the Company;

               v. Transactions with any Member in excess of $50,000 or not at arm's length (except for existing management contracts, employment agreements, and loans existing at the date hereof and scheduled in the Credit Facility between the Company, among others, and Union Bank of California, N.A., as agent for various banks).

               vi. Amendments to the Operating Agreement that would adversely affect the Class A Non-Managing Membership Units or Univision with respect to its rights under the Operating Agreement.

               vii. The merger or consolidation of the Company with a third party or the sale of all, or substantially all, the assets of the Company, in which case Univision may withhold its consent, in its sole discretion.

               viii. The issuance of additional Membership Units in the Company pursuant to Section 7(c)(iii) of the Operating Agreement.

               ix. The dissolution and liquidation of the Company, in which case Univision may withhold its consent, in its sole discretion.

               x. Any other action by the Company that, assuming full exercise of the rights of Univision under that certain Subordinated Note Purchase and Option Agreement dated December 30, 1996 between and among the Company, Univision, et al., would require Univision's approval under the Operating Agreement.

The foregoing approval rights shall terminate upon repayment of the Note or upon the closing of Univision's sale of a majority of the principal amount of this Note to a third party.

          b.  Inspection Rights; Reports.  So long as this Note remains
              --------------------------
outstanding, Univision shall (i) have the inspection rights of a Member of the Company set forth in the Operating Agreement and (ii) shall be entitled to receive all financial reports provided to the Members of the Company pursuant to the Operating Agreement.

     4.  [Intentionally omitted.]

     5.  No Assignment.  This Note may be transferred, assigned or encumbered
         -------------
only with the consent of the Company which consent the Company may withhold in its sole discretion.

     6.  Default.  Subject to the terms, provisions and conditions any time
         -------
contained in any Subordination Agreement by and between Univision and the holder(s) of any Senior Indebtedness, Univision can require that the entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of Univision, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (an "Event of Default") shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

          a. The failure to pay any principal and/or interest amount when due hereunder;

          b. If the Company (i) makes a general assignment for the benefit of creditors; (ii) applies for, consents to, acquiesces in, files a petition or an answer seeking, or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver, liquidator or assignee in bankruptcy or insolvency of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law relating to relief of debtors; or (iii) admits in writing its inability to pay its debts generally as they become due; or

          c. If a decree, order or judgment shall have been entered adjudging the company a bankrupt or insolvent, or appointing a receiver, liquidator, trustee or assignee in bankruptcy or insolvency for it or for all or a substantial portion of its assets or approving a petition seeking a reorganization, arrangement or the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such decree, order or judgment shall remain undischarged and unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days.

          d. A material breach of the terms of this Note which goes uncured for a period of thirty (30) days from written notice from Univision to the Company; provided that if such breach is not curable within thirty (30) days, the Company shall have such longer period as may be reasonably necessary to cure such breach so long as it diligently continues to pursue such cure.

     7.   General.
          -------

          a.  Successors and Assigns.  Subject to the restrictions on
              ----------------------
assignment/transfer contained in Section 5 of this Note, this Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, Univision and their respective heirs, successors and assigns.

          b.  Recourse.  This Note is unsecured.  Recourse under this Note shall
              --------
be to the general unsecured assets of the Company only and in no event to the Managing Members, officers, or Members of the Company.

          c.  Changes.  Changes in or additions to this Note may be made or
              -------
compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and Univision.

          d.  Currency.  All payments shall be made in such coin or currency of
              --------
the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

          e.  Notices.  All notices, requests, consents and demands shall be
              -------
made in writing and shall be mailed postage prepaid, or delivered by hand at the addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

          Univision:

          Univision Communications Inc.
          1999 Avenue of the Stars, Suite 3050
          Los Angeles, California 90067
          Telephone No.:  (310) 556-7600

          The Company:

          Entravision Communications Company, L.L.C.
          Attention: Walter F. Ulloa and Philip C. Wilkinson
          11900 Olympic Boulevard, Suite 590
          Los Angeles, California 90064
          Telephone No.: (310) 820-5355
          Facsimile No.: (310) 820-2445

          f.  Saturdays, Sundays, Holidays.  If any date that may at any time be
              ----------------------------
specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the State of California shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

          g.  Governing Law.  This Note shall be construed and enforced in
              -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without giving effect to any conflicts of laws principles.

          h.  Definitions.  Any capitalized, but undefined, terms used in this
              -----------
Note shall have the same meaning set forth in the Operating Agreement.



                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, this Note has been executed and delivered on the date first above written by the Managing Members of the Company.

                         ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company

                         By: ______________________________________________
                              Walter F. Ulloa, Managing Member

                         By: ______________________________________________
                              Philip C. Wilkinson, Managing Member

Acknowledged and Agreed:

UNIVISION COMMUNICATIONS INC.


BY: _____________________________________
     Title: _____________________________



             [Signature Page to Non-Negotiable Subordinated Note]

                                   EXHIBIT B
                                   ---------

                          FIRST AMENDED ORIGINAL NOTE

                          FIRST AMENDED AND RESTATED
                       NON-NEGOTIABLE SUBORDINATED NOTE
                       --------------------------------

THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THE SECURITIES EVIDENCED BY THIS NOTE MAY NOT BE OFFERED, SOLD OR TRANSFERRED FOR VALUE, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF SUCH REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE ACTS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

                  ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

Subordinated Note Due December 30, 2021

$120,000,000                                             Los Angeles, California
                                                                   March 2, 2000

                              ------------------

     Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), for value received, hereby promises to pay to Univision Communications Inc., a Delaware corporation ("Univision"), at 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067, the principal sum of One Hundred Twenty Million Dollars ($120,000,000) together with interest (computed on the basis of a 360-day year) from the date of this Note, (the "Commencement Date") on the unpaid balance of such principal amount at 7.01% (the "Interest Rate"). Principal and interest under this Note shall be payable as follows:
Interest on this Note shall be due and payable semi-annually, as it accrues, beginning six (6) months after the Commencement Date and continuing regularly and semi-annually thereafter each calendar year until December 30, 2021, when the outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable in full. Reference is made to the Company's First Amended and Restated Operating Agreement dated as of December 30, 1996 (as amended from time to time, the "Operating Agreement"). Capitalized terms not defined herein shall have the meaning given to such terms in the Operating Agreement. This Note amends, restates and supersedes that certain Non-Negotiable Subordinated Note dated December 30, 1996 in the principal amount of $10,000,000 executed by the Company in favor of Univision.

     1.   Subordination.
          -------------

          a.   Subordination to Senior Indebtedness.  The indebtedness evidenced
               ------------------------------------
by this Note, and the payment of the principal hereof and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness (as hereinafter defined) of the Company now outstanding or hereafter incurred. "Senior Indebtedness" means the principal of and interest on, together with all other payment obligations under
(i) all indebtedness of the Company to banks, trust companies, insurance companies and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Company to such institutions; (ii) obligations of the Company as lessee under leases of real or personal property;
(iii) any indebtedness of the Company issued or incurred in connection with the acquisition of an equity interest in a business or with the assets of a business; (iv) shareholder and/or member loans, junk bond debt, trade debt incurred in the ordinary course of business and other unsecured debt; (v) deferrals, renewals, extensions and refunding of and modifications to any such indebtedness or obligations described in (i), (ii), (iii) and (iv) above; and
(vi) any other indebtedness of the Company which the Company and Univision may hereafter from time to time expressly and specifically agree in writing.

          b.   Payment Upon Dissolution, Etc.  Upon payment or distribution of
               ------------------------------
assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or other proceedings, all principal and interest, together with all other payment obligations under, due upon any Senior Indebtedness shall first be paid in full, or payment thereof in full duly provided for, before Univision shall be entitled to receive or, if received, to retain any payment or distribution on account of this Note; and upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which Univision would be entitled except for the provisions of this Section 1 shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by Univision if it shall have received such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to
                                                                     --- ----
each such holder on the basis of the respective amounts of such Senior Indebtedness held by such holder) or their representatives to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to Univision. In the event of any such dissolution, winding-up, liquidation or reorganization of the Company, Univision shall be entitled to be paid one hundred percent (100%) of the outstanding principal amount hereof and accrued interest hereon before any distribution of assets shall be made among the holders of any class of Membership Units of the Company in their capacities as holders of such Membership Units.

          For purposes of this paragraph (b), the words "assets" and "cash, property or securities" shall not be deemed to include Membership Units of the Company as reorganized or readjusted, or Membership Units of the Company or any other person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Section 1 with respect to this Note to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed
                            --------
by
the new person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

          c.   Subrogation.  Subject to payment in full of all Senior
               -----------
Indebtedness, Univision shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on this Note shall be paid in full; and, for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which Univision would be entitled except for the subordination provisions of this Section 1 shall, as between Univision and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.

          d.   Rights of Holder Unimpaired.  The provisions of this Section 1
               ---------------------------
are and are intended solely for the purposes of defining the relative rights of Univision and the holders of Senior Indebtedness; and nothing in this Section 1 shall impair, as between the Company and Univision, the obligation of the Company, which is unconditional and absolute, to pay to Univision the principal hereof and interest hereon, in accordance with the terms of this Note; nor shall anything herein prevent Univision from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to Univision.

          e.   Holders of Senior Indebtedness.  These provisions regarding
               ------------------------------
subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named herein, and they or any of them may proceed to enforce such subordination. Univision shall execute and deliver to any holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms set forth in this Note, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note.

          f.   Payments on Subordinated Note.  Subject to the terms of this
               -----------------------------
Section 1, the Company may make payments of the principal of, and any interest on, this Note, if at the time of payment, and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist. All payments of principal and interest with respect to this Note and all other Subordinated Notes of the Company due at the time of said payment shall be made ratably in proportion to the aggregate amount outstanding with respect to each of the Notes.

     2.   Prepayment.  The principal and interest indebtedness represented by
          ----------
this Note may be prepaid to Univision, in whole or in part, without penalty, any time upon thirty (30) days' prior written notice from Company to Univision.

     3.   Univision Rights.
          ----------------

          a.   Matters Requiring Univision Approval.  The following matters
               ------------------------------------
shall require Univision's approval, which shall not be unreasonably withheld, except as otherwise specified:

               i. Acquisition of assets by the Company for a purchase price equal to or greater than the greater of (a) Five Million Dollars ($5,000,000) or
(b) ten percent (10%) of the Company's "Net Asset Value." Net Asset Value shall be defined to mean the most recent four (4) quarters of EBITDA (excluding "Additional Compensation" as that term is defined in that certain Letter Agreement between Univision and the Company dated December 30, 1996), times eight (8), less outstanding indebtedness, other than the Subordinated Note.

               ii. Incurrence of debt (excluding the Subordinated Note and debt under the Credit Facility) if, on a pro forma basis, the debt to EBITDA ratio would exceed the ratio set forth below for the applicable EBITDA of the
Company:

               EBITDA                                   LEVERAGE RATIO
               ------                                   --------------
               Up to $5 million                         4.00 : 1
               $5.0 to less than $6.5 million           4.25 : 1
               $6.5 to less than $8.0 million           4.50 : 1
               $8.0 to less than $10.0 million          4.75 : 1
               $10 million or greater                   5.00 : 1

               iii. Any transaction involving the direct or indirect transfer or sale of any FCC License, (including the sale of Membership Units) in which case, except as provided below, Univision=s consent may be withheld in its sole discretion; provided, however, in connection with a transfer of Membership Interests subject to the provisions of Section 26(d) of the Operating Agreement, the Managing Members may submit to Univision a list of potential transferees prior to the right of first offer pursuant to said Section 26(d) of the Operating Agreement and such potential transferees may be approved by Univision, which approval shall not be unreasonably withheld. If such transferee is approved in such a manner, an indirect transfer of an FCC License as a result of such transfer of Membership Interests to such transferee that complies with Section 26(d) of the Operating Agreement, shall be deemed approved hereunder; provided, further, that Univision agrees to not unreasonably withhold its approval of other potential transferees under Section 26(d) of the Operating Agreement.

               iv. Distributions to Members in excess of quarterly tax distributions (calculated at the highest applicable federal and state income tax rates, taking into account the deduction of state income taxes for federal income tax purposes). The Company shall be permitted to make additional distributions in amounts in excess of reasonable working capital and reserve requirements if concurrent with such distribution the Company makes a prepayment of principal on this Subordinated Note in an amount equal to the "Prepayment Amount" (as defined below). The "Prepayment Amount" shall be determined as follows:

               A = B (C + A)
               A equals the amount to be prepaid on this Subordinated Note;
               B equals Univision's then existing Option Percentage (as defined in Exhibit "D" to the Operating Agreement);
               C equals the total distributions proposed to be made to the Members of the Company;

               v. Transactions with any Member in excess of $50,000 or not at arm's length (except for existing management contracts, employment agreements, and loans existing at the date hereof and scheduled in the Credit Facility between the Company, among others, and Union Bank of California, N.A., as agent for various banks).

               vi. Amendments to the Operating Agreement that would adversely affect the Class A Non-Managing Membership Units or Univision with respect to its rights under the Operating Agreement.

               vii. The merger or consolidation of the Company with a third party or the sale of all, or substantially all, the assets of the Company, in which case Univision may withhold its consent, in its sole discretion.

               viii. The issuance of additional Membership Units in the Company pursuant to Section 7(c)(iii) of the Operating Agreement.

               ix. The dissolution and liquidation of the Company, in which case Univision may withhold its consent, in its sole discretion.

               x. Any other action by the Company that, assuming full exercise of the rights of Univision under that certain Amended and Restated Subordinated Note Purchase and Option Agreement dated December 30, 1996 between and among the Company, Univision, et al., as amended from time to time, would require Univision's approval under the Operating Agreement.

The foregoing approval rights shall terminate upon repayment of the Note or upon the closing of Univision's sale of a majority of the principal amount of this Note to a third party.

          b.   Inspection Rights; Reports.  So long as this Note remains
               --------------------------
outstanding, Univision shall (i) have the inspection rights of a Member of the Company set forth in the Operating Agreement and (ii) shall be entitled to receive all financial reports provided to the Members of the Company pursuant to the Operating Agreement.

     4.   [Intentionally omitted.]

     5.   No Assignment.  This Note may be transferred, assigned or encumbered
          -------------
only with the consent of the Company which consent the Company may withhold in its sole discretion.

     6.   Default.  Subject to the terms, provisions and conditions any time
          -------
contained in any Subordination Agreement by and between Univision and the holder(s) of any Senior Indebtedness, Univision can require that the entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of Univision, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (an "Event of Default") shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

          a. The failure to pay any principal and/or interest amount when due hereunder;

          b. If the Company (i) makes a general assignment for the benefit of creditors; (ii) applies for, consents to, acquiesces in, files a petition or an answer seeking, or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver, liquidator or assignee in bankruptcy or insolvency of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law relating to relief of debtors; or (iii) admits in writing its inability to pay its debts generally as they become due; or

          c. If a decree, order or judgment shall have been entered adjudging the company a bankrupt or insolvent, or appointing a receiver, liquidator, trustee or assignee in bankruptcy or insolvency for it or for all or a substantial portion of its assets or approving a petition seeking a reorganization, arrangement or the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such decree, order or judgment shall remain undischarged and unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days.

          d. A material breach of the terms of this Note which goes uncured for a period of thirty (30) days from written notice from Univision to the Company; provided that if such breach is not curable within thirty (30) days, the Company shall have such longer period as may be reasonably necessary to cure such breach so long as it diligently continues to pursue such cure.

     7.   General.
          -------

          a.   Successors and Assigns.  Subject to the restrictions on
               ----------------------
assignment/transfer contained in Section 5 of this Note, this Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, Univision and their respective heirs, successors and assigns.

          b.   Recourse.  This Note is unsecured. Recourse under this Note shall
               --------
be to the general unsecured assets of the Company only and in no event to the Managing Members, officers, or Members of the Company.

          c.   Changes.  Changes in or additions to this Note may be made or
               -------
compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and Univision.

          d.   Currency.  All payments shall be made in such coin or currency of
               --------
the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

          e.   Notices.  All notices, requests, consents and demands shall be
               -------
made in writing and shall be mailed postage prepaid, or delivered by hand at the addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

          Univision:

          Univision Communications Inc.
          1999 Avenue of the Stars, Suite 3050
          Los Angeles, California 90067
          Telephone No.: (310) 556-7600

          The Company:

          Entravision Communications Company, L.L.C.
          Attention: Walter F. Ulloa and Philip C. Wilkinson
          2425 Olympic Boulevard, Suite 6000 West
          Santa Monica, California 90404

          Telephone No.: (310) 447-3870
          Facsimile No.: (310) 447-3899

          f.   Saturdays, Sundays, Holidays.  If any date that may at any time
               ----------------------------
be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the State of California shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

          g.   Governing Law.  This Note shall be construed and enforced in
               -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without giving effect to any conflicts of laws principles.

          h.   Definitions.  Any capitalized, but undefined, terms used in this
               -----------
Note shall have the same meaning set forth in the Operating Agreement.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Note has been executed and delivered on the date first above written by the Managing Members of the Company.

                    ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company


                    By:_________________________________________________________
                         Walter F. Ulloa, Chairman, Chief Executive Officer and Managing Member


                    By:_________________________________________________________
                         Philip C. Wilkinson, President, Chief Operating Officer and Managing Member

Acknowledged and Agreed:

UNIVISION COMMUNICATIONS INC.


By:______________________________
Name:____________________________
Title:___________________________

 [Signature Page to First Amended and Restated Non-Negotiable Subordinated Note]

                                   EXHIBIT C
                                   ---------

                       ORIGINAL NOTE PURCHASE AGREEMENT

                             AMENDED AND RESTATED
                             ---------------------
                SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT
                -----------------------------------------------

          THIS AMENDED AND RESTATED SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT (this "Agreement") is made and entered as of December 30, 1996, by and among Univision Communications Inc., a Delaware corporation ("Univision"), Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), KSMS-TV, Inc. ("KSMS"), a Delaware corporation, Tierra Alta Broadcasting, Inc. ("Tierra Alta"), a Delaware corporation, Cabrillo Broadcasting Corporation ("Cabrillo"), a California corporation, Golden Hills Broadcasting Corporation ("Golden"), a Delaware corporation, Las Tres Palmas Corporation ("Las Tres"), a Delaware corporation, Entravision Merger Corp., ("Merger Corp."), a Delaware corporation (each of the Company, KSMS, Tierra Alta, Cabrillo, Golden, Las Tres and Merger Corp. a "Borrower", and collectively, the "Borrowers"), and Walter F. Ulloa, an individual and Philip C. Wilkinson, an individual, as the managing members (the "Managing Members"), and amends and restates in its entirety the SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT made and entered as of December 30, 1996 (the "Effective Date") among the parties hereto with reference to the following:

                                   RECITALS
                                   --------

          A. Univision has made a Loan to the Company in the principal amount of $3,000,000 which is evidenced by a Subordinated Promissory Note due August 19, 1997 (the "Prior Note").

          B. Univision is to purchase a Non-Negotiable Subordinated Note from the Company in the principal amount of $10,000,000.

          C. The Company desires to sell the Non-Negotiable Subordinated Note to Univision and grant to Univision an option to acquire an equity interest in the Company.

          D. In order to induce Univision to purchase the Non-Negotiable Subordinated Note, the Borrowers wish to make certain representations and warranties to Univision and agree to perform covenants for the benefit of Univision.

          E. In order to induce Univision to purchase the Subordinated Note, the Managing Members of the Company wish to grant to Univision an option to acquire an equity interest in the Borrowers.

                                   AGREEMENT
                                   ---------

          In consideration of the promises, the mutual covenants and the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

      1.  Purchase of Subordinated Note.
          -----------------------------

    1.1  Authorization of Subordinated Note.  Pursuant to the terms and
         ----------------------------------
conditions contained herein, the Company has authorized the issuance to Univision of a Non-Negotiable Subordinated Note in the form of Exhibit A attached hereto (the "Subordinated Note").

    1.2  Purchase and Sale.
         -----------------

         (a) Subject to the terms and conditions hereof, the Company hereby issues and sells to Univision and Univision hereby purchases from the Company, the Subordinated Note for the Purchase Price described in Section 1.2(b).

         (b) The aggregate purchase price of the Subordinated Note shall equal $7,000,000 and the delivery to the Company for cancellation of the Prior Note (the "Purchase Price").

  2.   Representations and Warranties.  The Subordinated Note has been
        ------------------------------
authorized by all necessary actions on the part of the Company, and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. This Agreement has been authorized by the Company and each of the Borrowers and is a valid and binding obligation of the Company, each of the Borrowers and each of the Managing Members enforceable against such party in accordance with its terms. As inducement for Univision entering into this agreement and purchasing the Subordinated Note each of the Company and the Borrowers hereby restates and adopt in favor of and for the benefit of Univision the representations and warranties set forth in Section 3 of the Credit Agreement among Union Bank of California, as agent for the Banks who are parties thereto, the Company and the Borrowers dated as of the date hereof, a copy of which is attached hereto as Exhibit B (the "Credit Agreement") and agrees that, until the closing of Reorganization (as hereinafter defined) to not engage in any of the acts or activities described in Section 3 of the Subordinated Note without the consent of Univision in accordance with the terms thereof.

  3.   Univision Option/Anti-Dilution Protection.
       -----------------------------------------

       For the purposes of this Section 3 capitalized terms not defined herein shall have the meaning given to such terms in the Amended and Restated Operating Agreement of the Company, a copy of which is attached hereto as Exhibit C (the "Operating Agreement").

       3.1  Univision Option.  Univision is hereby granted a right to acquire
            ----------------
an equity interest in the Company (as calculated in Section 3.2 below) through the acquisition of Class A Non-Managing Membership Units for a total exercise price of Ten Million Dollars ($10,000,000) reduced but not below $1, by the payment to Univision of any amounts distributed pursuant to Section 3(a)(iv) of the Subordinated Note as a Prepayment Amount (as defined in the Subordinated
Note) (the "Univision Option"). The Univision Option is exercisable only in its entirety. In light of the unique relationship between Univision and the Company and the special nature of the Univision Option, the Univision Option is not assignable to any third party without the consent of the Company, which the Company may withhold in its sole unqualified discretion. The Univision Option is exercisable for a period of twenty-five (25) years from the date hereof

(i) at the sole option of Univision or (ii) automatically and mandatorily at any time upon a change of FCC's rules that would permit such conversion without attribution to Univision. Notwithstanding anything to the contrary herein, Univision shall not exercise any of its rights under this provision should such action constitute or result in a change of control of a broadcast station licensee, if such change of control would require, under then existing law, the prior approval of the Federal Communications Commission. In such event, Univision shall only exercise its rights upon the prior consent of the Federal Communications Commission to a request filed with it for transfer of control of the broadcast station licensee. The Option is exercisable only in its entirety, unless the then applicable FCC attribution rules and regulations permit Univision to acquire a lesser percent. Univision shall be permitted to credit the principal sum due under the Subordinated Note to pay the Purchase Price upon Univision's exercise of the Univision Option. This Univision Option shall expire upon the exercise of the Borrower Option, as defined below.

          3.2  Option Percentage.  Upon exercise, the Univision Option shall
               -----------------
entitle Univision to acquire 25.55% of the sum of (i) the Class A and Class C Non-Managing Membership Units currently issued plus (ii) the Class A and Class C Non-Managing Membership Units to be issued upon the Reorganization (as defined below) plus (iii) the Class A Non-Managing Membership Units to be issued to Univision on exercise of the Univision Option (the "Option Percentage"), including those to be issued to Valley Channel in accordance with the Operating Agreement. Univision's Option Percentage shall also proportionately increase upon purchase by the Company of any Class A Non-Managing Membership Units outstanding on the Effective Date or the non-issuance of any Class A Non-Managing Membership Units contemplated to be issued in the Reorganization which are not so issued. There shall be no adjustment related to the option to acquire 11,965 units held by Dr. Armando Navarro.

          3.3  Anti-Dilution Protection.  Univision shall have a right of first
               ------------------------
refusal to purchase any new issuance of Membership Units in the Company pursuant to Section 7(c)(iii) of the Operating Agreement in order to maintain its percentage interest in profits, losses and rights; except for the issuance of non-voting Class D Membership Units to certain managers and employees representing up to a five percent (5%) interest in profits and losses of the Company on a fully diluted basis. Any such additional issuances of equity shall be evidenced by Class B Membership Units pursuant to Section 7(c)(iii) of the Operating Agreement. In connection with any such additional issuance, so long as the Univision Option is outstanding, Univision shall have the right to make an additional long term loan to the Company (the "Additional Loan") in a Proportionate Amount (as hereinafter defined), which Additional Loan shall be on the same terms and conditions as the Subordinated Note and shall be accompanied by additional options to acquire Class B Membership Units (the "Additional Option"), in an amount sufficient to allow Univision to maintain an ownership interest in the Company equal to the then Option Percentage. For purposes of this Section 3.3, "Proportionate Amount" means a principal amount determined by multiplying (i) the amount to be raised by the Company by (ii) Univision's then existing Option Percentage. To the extent that Univision exercises its right to make an Additional Loan, the amount to be raised from the sale of Class B Membership Units shall be decreased by the amount of such Additional Loan. Such rights of first refusal and right to make Additional Loans shall terminate upon a public offering of the Company.

          3.4  Manner of Exercising Option.  Upon the exercise of the Univision
               ---------------------------
Option pursuant to Section 3.1 above, Univision shall take the following actions:

               (a) Execute and deliver to the Company an agreement agreeing to be bound by all of the terms and provisions of the then Operating Agreement of the Company in a form reasonably satisfactory to the Company's attorneys;

               (b) Furnish to the Company appropriate documentation that the person or persons exercising the Univision Option on behalf of Univision have the authority to exercise the Univision Option; and

               (c) Deliver the original of the Note marked "cancelled" and "paid in full."


As soon thereafter as practical, the Company shall mail or deliver to Univision, if the Company's membership units are then certificated, a certificate representing the Membership Units so purchased by Univision.

     4.  Borrower Option.
         ---------------

         4.1    Borrower Option.  As inducement for Univision entering into this
                ---------------
agreement and purchasing the Subordinated Note each of the Managing Members hereby grant to Univision the right to purchase the same percentage of the Capital Stock of each of the Borrowers as Univision may from time to time be entitled to purchase from the Company pursuant to Section 3 above (the "Borrower Option"). The Borrower Option is exercisable only in its entirety. In light of the unique relationship between Univision and the Company and the special nature of the Borrower Option, the Borrower Option is not assignable to any third party without the consent of the Company, which the Company may withhold in its sole unqualified discretion. The Borrower Option is exercisable for a period of twenty-five (25) years from the Effective Date at the sole option of Univision and shall expire upon the earlier to occur of (i) the consummation of the transactions contemplated by the Amended and Restated Formation Agreement among the Company and the Borrowers dated as of December 30, 1996 (the "Reorganization") or (ii) the exercise of the Univision Option contained in
Section 3 hereof.

         4.2    Manner of Exercising Borrower Option.  Upon the exercise of the
                ------------------------------------
Borrower Option pursuant to Section 4.1 above, Univision shall take the following actions:

                (a) Furnish to the Company appropriate documentation that the person or persons exercising the Borrower Option on behalf of Univision have the authority to exercise the Borrower Option; and

                (b)      Deliver the original of the Subordinated Note.

As soon thereafter as practical, the Managing Members shall deliver to Univision securities representing the interests so purchased by Univision.

          Notwithstanding the generality of the foregoing, Univision agrees to cooperate with the Managing Members and the Borrowers in replacing the Borrower Option with options directly from the Borrowers for newly issued securities of Borrowers which would give Univision the same percentage interest in each of the Borrowers after giving effect to the exercise of such options as Univision would have if it exercised its option from the Borrower Option.

    5.    Miscellaneous.
          -------------

          5.1    Further Assurances.  Each party agrees to cooperate fully with
                 ------------------
the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

          5.2    Rights Cumulative.  Each and all of the various rights, powers
                 -----------------
and remedies of the parties hereto shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

          5.3     Notices.  All Notices, demands and requests required by this
                  -------
Agreement shall be in writing and shall be deemed to have been given for all purposes (i) upon personal delivery, (ii) one day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, (iii) five days after posting when sent by registered or certified mail, or (iv) on the date of transmission when sent by telegram, telegraph, telex or facsimile transmission, addressed to the parties hereto at the addresses set forth on the signature pages hereto. Any party hereto may from time to time by notice in writing served upon the others as provided herein, designate a different mailing address or a different person to which such notices or demands are thereafter to be address or delivered.

          5.4     Captions.  Captions are provided herein for convenience only
                  --------
and they are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

          5.5     Severability.  If any clause, provision or section of this
                  ------------
Agreement is ruled invalid by any court of competent jurisdiction, the invalidity of such clause, provision or section shall not affect any of the remaining provisions hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

          5.6     Governing Law.  This Agreement shall be governed, interpreted,
                  -------------
construed and enforced in accordance with the laws of the State of California.


          5.7     Entire Agreement.  This writing is the complete and exclusive
                  ----------------
statement of the agreement between the parties with respect to the transactions contemplated hereby and supersedes any prior proposal, agreement or communication relating to the subject matter of this Agreement, and may not be modified except by writing signed by all of the parties hereto.

          5.8     Waiver of Breach.  The failure of any party hereto at any
                  ----------------
time to require performance by the other shall in no way affect their right thereafter to enforce the same, nor shall the waiver by either party hereto of any breach of any provision(s) hereof be taken or held to be a waiver of any succeeding breach or as a waiver of the provision itself.

          5.9     Successors and Assigns.  Except as otherwise provided herein,
                  ----------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Except as provided in Section 3.1 herein and above, which shall be controlling, Univision may transfer or assign its rights and obligations hereunder.

          5.10    Attorneys' Fees. If any action is brought to enforce the terms
                  ---------------
of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which the party may be entitled.

          5.11    Survival.  Except as otherwise provided in this Agreement,
                  --------
none of the terms, provisions, agreements or representations contained in this Agreement shall survive the termination of this Agreement.

          5.12    Counterparts.  This Agreement may be executed simultaneously
                  ------------
in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date and, as applicable in their respective corporate names by their duly authorized officers.

                         UNIVISION COMMUNICATIONS INC.,
                         a Delaware corporation

                         By:_____________________________
                         Name:___________________________
                         Title:__________________________
                         ________________________________
                         ________________________________


                         ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company

                         By:_____________________________
                         Name:___________________________
                         Title:__________________________
                         ________________________________
                         ________________________________


                         BORROWERS

                         KSMS-TV, INC.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         11900 Olympic Boulevard, Suite 590
                         Los Angeles, California  90064
                         Fax No.:  (310) 979-8804


                         TIERRA ALTA BROADCASTING, INC.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________

                         22 Commerce Center Way
                         Henderson, Nevada  89015
                         Fax No.:  (702) _____________

                         CABRILLO BROADCASTING
                         CORPORATION

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________

                         KBNT-TV, Channel 19
                         5764 Pacific Center Boulevard, Suite 110
                         San Diego, California  92121
                         Fax No.:  (619) 597-1909

                         GOLDEN HILLS BROADCASTING
                         CORPORATION

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________

                         KCEC
                         777 Grant Street, Suite 110
                         Denver, Colorado  80203

                         Fax No.:  (303) 832-3410

                         LAS TRES PALMAS CORPORATION

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________

                         KVER-TV
                         41601 Corporate Way
                         Palm Desert, California  92260-1904
                         Fax No.:  (619) 341-0951

                         MANAGING MEMBERS

                         WALTER E. ULLOA

                         __________________________________
                         PHILIP C. WILKINSON

                         __________________________________

                                   EXHIBIT A
                                   ---------

             NON-NEGOTIABLE SUBORDINATED NOTE AND OPTION AGREEMENT

                       NON-NEGOTIABLE SUBORDINATED NOTE
                       --------------------------------


THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THE SECURITIES EVIDENCED BY THIS NOTE MAY NOT BE OFFERED, SOLD OR TRANSFERRED FOR VALUE, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF SUCH REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE ACTS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.



                  ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

Subordinated Note Due December 30, 2021

$10,000,000                                              Los Angeles, California
                                                               December 30, 1996

                              ------------------

     Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), for value received, hereby promises to pay to Univision Communications Inc., a Delaware corporation ("Univision"), at 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067, the principal sum of Ten Million Dollars ($10,000,000) together with interest (computed on the basis of a 360-day year) from the date of this Note, (the "Commencement Date") on the unpaid balance of such principal amount at 7.01% (the "Interest Rate"). Principal and interest under this Note shall be payable as follows: Interest on this Note shall be due and payable semi-annually, as it accrues, beginning six
(6) months after the Commencement Date and continuing regularly and semi-annually thereafter each calendar year until December 30, 2021, when the outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable in full. Reference is made to the Company's Amended and Restated Operating Agreement dated as of December 30, 1996 (the "Operating Agreement"). Capitalized terms not defined herein shall have the meaning given to such terms in the Operating Agreement.

     1.   Subordination.
          -------------

          (a) Subordination to Senior Indebtedness.  The indebtedness evidenced
              ------------------------------------
by this Note, and the payment of the principal hereof and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness (as hereinafter defined) of the Company now outstanding or hereafter incurred. "Senior Indebtedness" means the principal of and interest on, together with all other payment obligations under (i) all indebtedness of the Company to banks, trust companies, insurance companies and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Company to such institutions; (ii) obligations of the Company as lessee under leases of real or personal property; (iii) any indebtedness of the Company issued or incurred in connection with the acquisition of an equity interest in a business or with the assets of a business; (iv) shareholder and/or member loans, junk bond debt, trade debt incurred in the ordinary course of business and other unsecured debt;
(v) deferrals, renewals, extensions and refunding of and modifications to any such indebtedness or obligations described in (i), (ii), (iii) and (iv) above; and (vi) any other indebtedness of the Company which the Company and Univision may hereafter from time to time expressly and specifically agree in writing.

          (b) Payment Upon Dissolution, Etc.  Upon payment or distribution of
              ------------------------------
assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or other proceedings, all principal and interest, together with all other payment obligations under, due upon any Senior Indebtedness shall first be paid in full, or payment thereof in full duly provided for, before Univision shall be entitled to receive or, if received, to retain any payment or distribution on account of this Note; and upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which Univision would be entitled except for the provisions of this Section 1 shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by Univision if it shall have received such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to
                                                                     --- ----
each such holder on the basis of the respective amounts of such Senior Indebtedness held by such holder) or their representatives to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to Univision. In the event of any such dissolution, winding-up, liquidation or reorganization of the Company, Univision shall be entitled to be paid one hundred percent (100%) of the outstanding principal amount hereof and accrued interest hereon before any distribution of assets shall be made among the holders of any class of Membership Units of the Company in their capacities as holders of such Membership Units.

          For purposes of this paragraph (b), the words "assets" and "cash, property or securities" shall not be deemed to include Membership Units of the Company as reorganized or readjusted, or Membership Units of the Company or any other person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Section 1 with respect to this Note to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed
                            --------
by the
new person, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

          (c) Subrogation.  Subject to payment in full of all Senior
              -----------
Indebtedness, Univision shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on this Note shall be paid in full; and, for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which Univision would be entitled except for the subordination provisions of this Section 1 shall, as between Univision and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.

          (d) Rights of Holder Unimpaired.  The provisions of this Section 1 are
              ---------------------------
and are intended solely for the purposes of defining the relative rights of Univision and the holders of Senior Indebtedness; and nothing in this Section 1 shall impair, as between the Company and Univision, the obligation of the Company, which is unconditional and absolute, to pay to Univision the principal hereof and interest hereon, in accordance with the terms of this Note; nor shall anything herein prevent Univision from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to Univision.

          (e) Holders of Senior Indebtedness.  These provisions regarding
              ------------------------------
subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named herein, and they or any of them may proceed to enforce such subordination. Univision shall execute and deliver to any holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms set forth in this Note, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note.

          (f) Payments on Subordinated Note.  Subject to the terms of this
              -----------------------------
Section 1, the Company may make payments of the principal of, and any interest on, this Note, if at the time of payment, and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist. All payments of principal and interest with respect to this Note and all other Subordinated Notes of the Company due at the time of said payment shall be made ratably in proportion to the aggregate amount outstanding with respect to each of the Notes.

     2.   Prepayment.  The principal and interest indebtedness represented by
          ----------
this Note may be prepaid to Univision, in whole or in part, without penalty, any time upon thirty (30) days' prior written notice from Company to Univision.

     3.   Univision Rights.
          ----------------

          (A) Matters Requiring Univision Approval.  The following matters shall
              ------------------------------------
require Univision's approval, which shall not be unreasonably withheld, except as otherwise specified:

              (1) Acquisition of assets by the Company for a purchase price equal to or greater than the greater of (a) Five Million Dollars ($5,000,000) or
(b) ten percent (10%) of the Company's "Net Asset Value." Net Asset Value shall be defined to mean the most recent four (4) quarters of EBITDA (excluding "Additional Compensation" as that term is defined in that certain Letter Agreement between Univision and the Company dated December 30, 1996, times eight
(8), less outstanding indebtedness, other than the Subordinated Note.

              (2) Incurrence of debt (excluding the Subordinated Note and debt under the Credit Facility) if, on a pro forma basis, the debt to EBITDA ratio would exceed the ratio set forth below for the applicable EBITDA of the Company:


               EBITDA                               LEVERAGE RATIO
               ------                               --------------

               Up to $5 million                        4.00 : 1
               $5.0 to less than $6.5 million          4.25 : 1
               $6.5 to less than $8.0 million          4.50 : 1
               $8.0 to less than $10.0 million         4.75 : 1
               $10 million or greater                  5.00 : 1

              (3) Any transaction involving the direct or indirect transfer or sale of any FCC License, (including the sale of Membership Units) in which case, except as provided below, Univision's consent may be withheld in its sole discretion; provided, however, in connection with a transfer of Membership Interests subject to the provisions of Section 26(d) of the Operating Agreement, the Managing Members may submit to Univision a list of potential transferees prior to the right of first offer pursuant to said Section 26(d) of the Operating Agreement and such potential transferees may be approved by Univision, which approval shall not be unreasonably withheld. If such transferee is approved in such a manner, an indirect transfer of an FCC License as a result of such transfer of Membership Interests to such transferee that complies with
Section 26(d) of the Operating Agreement, shall be deemed approved hereunder;

provided, further, that Univision agrees to not unreasonably withhold its approval of other potential transferees under Section 26(d) of the Operating Agreement.

              (4) Distributions to Members in excess of quarterly tax distributions (calculated at the highest applicable federal and state income tax rates, taking into account the deduction of state income taxes for federal income tax purposes). The Company shall be permitted to make additional distributions in amounts in excess of reasonable working capital and reserve requirements if concurrent with such distribution the Company makes a prepayment of principal on this Subordinated Note in an amount equal to the "Prepayment Amount" (as defined below). The "Prepayment Amount" shall be determined as follows:

               A = B (C + A)
               A equals the amount to be prepaid on this Subordinated Note;
               B equals Univision's then existing Option Percentage (as defined in Exhibit "D" to the Operating Agreement);
               C equals the total distributions proposed to be made to the Members of the Company;

              (5) Transactions with any Member in excess of $50,000 or not at arm's length (except for existing management contracts, employment agreements, and loans existing at the date hereof and scheduled in the Credit Facility between the Company, among others, and Union Bank of California, N.A., as agent for various banks).

              (6) Amendments to the Operating Agreement that would adversely affect the Class A Non-Managing Membership Units or Univision with respect to its rights under the Operating Agreement.

              (7) The merger or consolidation of the Company with a third party or the sale of all, or substantially all, the assets of the Company, in which case Univision may withhold its consent, in its sole discretion.

              (8) The issuance of additional Membership Units in the Company pursuant to Section 7(c)(iii) of the Operating Agreement.

              (9) The dissolution and liquidation of the Company, in which case Univision may withhold its consent, in its sole discretion.

The foregoing approval rights shall terminate upon the closing of Univision's sale of a majority of the principal amount of this Note to a third party.

          (a) So long as this Note remains outstanding, Univision shall have the right to approve any matter upon which the Members of the Company have a right to vote if, assuming full exercise of the rights of Univision under that certain Subordinated Note Purchase and Option Agreement dated December 30, 1996 between and among the Company, Univision, et al., Univision's affirmative vote as a Member in favor of such matter would be required to approve such matter.

          (b) So long as this Note remains outstanding, Univision shall (i) have the inspection rights of a Member of the Company set forth in the Operating Agreement and (ii) shall be entitled to receive all financial reports provided to the Members of the Company pursuant to the Operating Agreement.

     10.  Executive Committee Representative.  Univision shall be permitted to
          ----------------------------------
have one of its representatives attend all meetings of the Company's Executive Committee in order to assure compliance with the terms of this Note. If such representative reasonably believes that any action proposed at an Executive Committee meeting would adversely affect the interests of the Class A Non-Managing Members or Univision (with respect to its separate rights under the Operating Agreement) in any material respect or breach of the terms of this Note, Univision will be entitled to have a representative vote on any such proposal. Univision shall be notified in advance of all Executive Committee meetings including material actions proposed to be taken at such meetings.

     11.  No Assignment.  This Note may be transferred, assigned or encumbered
          -------------
only with the consent of the Company which consent the Company may withhold in its sole discretion.

     12.  Default.  Subject to the terms, provisions and conditions any time
          -------
contained in any Subordination Agreement by and between Univision and the holder(s) of any Senior Indebtedness, Univision can require that the entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of Univision, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (an "Event of Default") shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

          (a) The failure to pay any principal and/or interest amount when due hereunder;

          (b) If the Company (i) makes a general assignment for the benefit of creditors; (ii) applies for, consents to, acquiesces in, files a petition or an answer seeking, or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver, liquidator or assignee in bankruptcy or insolvency of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law relating to relief of debtors; or (iii) admits in writing its inability to pay its debts generally as they become due; or

          (c) If a decree, order or judgment shall have been entered adjudging the company a bankrupt or insolvent, or appointing a receiver, liquidator, trustee or assignee in bankruptcy or insolvency for it or for all or a substantial portion of its assets or approving a petition seeking a reorganization, arrangement or the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such decree, order or judgment shall remain undischarged and unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days.

          (d) A material breach of the terms of this Note which goes uncured for a period of thirty (30) days from written notice from Univision to the Company; provided that if such breach is not curable within thirty (30) days, the Company shall have such longer period as may be reasonably necessary to cure such breach so long as it diligently continues to pursue such cure.

     13.  General.
          -------

          (a) Successors and Assigns.  Subject to the restrictions on
              ----------------------
assignment/transfer contained in Section 5 of this Note, this Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, Univision and their respective heirs, successors and assigns.

          (b) Recourse.  This Note is unsecured.  Recourse under this Note shall
              --------
be to the general unsecured assets of the Company only and in no event to the Managing Members, officers, or Members of the Company.

          (c) Changes.  Changes in or additions to this Note may be made or
              -------
compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and Univision.

          (d) Currency.  All payments shall be made in such coin or currency of
              --------
the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

          (e) Notices.  All notices, requests, consents and demands shall be
              -------
made in writing and shall be mailed postage prepaid, or delivered by hand at the addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

          Univision:

          Univision Communications Inc.
          1999 Avenue of the Stars, Suite 3050
          Los Angeles, California  90067
          Telephone No.:  (310) 556-7600

          The Company:

          Entravision Communications Company, L.L.P.
          Attention: Walter F. Ulloa and Philip C. Wilkinson
          11900 Olympic Boulevard, Suite 590
          Los Angeles, California 90064
          Telephone No.: (310) 820-5355
          Facsimile No.: (310) 820-2445

          (f) Saturdays, Sundays, Holidays.  If any date that may at any time be
              ----------------------------
specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the State of California shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

          (g) Governing Law.  This Note shall be construed and enforced in
              -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without giving effect to any conflicts of laws principles.

          (h) Definitions.  Any capitalized, but undefined, terms used in this
              -----------
Note shall have the same meaning set forth in the Operating Agreement.



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, this Note has been executed and delivered on the date first above written by the Managing Members of the Company.

                         ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company

                         By: ______________________________________
                              Walter F. Ulloa, Managing Member

                         By: ______________________________________
                              Philip C. Wilkinson, Managing Member
Acknowledged and Agreed:

UNIVISION COMMUNICATIONS INC.


BY: ____________________________
    Title:______________________



              [Signature Page to Non-Negotiable Subordinated Note]

                                   EXHIBIT B
                                   ---------

                               CREDIT AGREEMENT

This Exhibit attaches a prior credit agreement of the registrant which has been amended and restated in its entirety and has no relevance or material connection to this contract, and accordingly, has been omitted pursuant to the direction of the staff of the Securities and Exchange Commission.

                                   EXHIBIT C
                                   ---------

                              OPERATING AGREEMENT

================================================================================


                          FIRST AMENDED AND RESTATED
                              OPERATING AGREEMENT
                                      OF
                  ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

================================================================================

                               TABLE OF CONTENTS
                                      OF
                FIRST AMENDED AND RESTATED OPERATING AGREEMENT
                                      OF
                  ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

                                                                                                page
1.   Glossary of Terms........................................................................  -2-

2.   Amendment/Restatement....................................................................  -2-

3.   Other Qualifications.....................................................................  -2-

4.   Name.....................................................................................  -3-

5.   Registered Office; Principal Place of Business...........................................  -3-

6.   Purposes.................................................................................  -3-
     (a)      General.........................................................................  -3-
     (b)      Licensing.......................................................................  -3-
     (c)      Credit Facility.................................................................  -3-
     (d)      [Intentionally omitted.]........................................................  -4-
     (e)      Formation of Subsidiary Limited Liability Company...............................  -4-

7.   Capital Contributions and Percentage Interests...........................................  -4-
     (a)      Initial Capital Contributions...................................................  -4-
     (b)      Equity Incentive Pool...........................................................  -5-
     (c)      Future Capital Requirements.....................................................  -5-
     (d)      Univision Transactions..........................................................  -7-
     (e)      Las Tres Campanas Television, Inc. .............................................  -7-
     (f)      Valley Channel Debt.............................................................  -7-

8.   Withdrawal of Capital; Interest on Capital...............................................  -8-

9.   Member Loans.............................................................................  -8-

10.  Determination of Profit and Loss.........................................................  -8-
     (a)      Fiscal Year.....................................................................  -8-
     (b)      Accounting......................................................................  -8-
     (c)      Computation Conventions.........................................................  -8-

11.  Capital Accounts and Valuation...........................................................  -9-
     (a)      Capital Account Principles......................................................  -9-


     (b)      Valuation Principles............................................................  -9-

12.  Distributions and Withholding............................................................  -9-
     (a)      Quarterly Tax Distributions.....................................................  -9-
     (b)      Distributions in the Ordinary Course of Business................................ -10-
     (c)      Distributions Upon Sale or Liquidation.......................................... -10-
     (d)      Withholding..................................................................... -11-
     (e)      Certain In-Kind Distributions Within Five (5) Years............................. -11-
     (f)      Safir Class D Units............................................................. -12-

13.  Allocation of Net Income and Net Losses.................................................. -12-
     (a)      General Allocation Scheme for Net Losses........................................ -12-
     (b)      General Allocation Scheme for Net Income........................................ -12-
     (c)      Special Allocations............................................................. -12-
     (d)      Regulatory Allocations.......................................................... -13-
     (e)      Curative Allocations............................................................ -14-
     (f)      Depreciation Recapture.......................................................... -14-
     (g)      Allocation Adjustments.......................................................... -14-
     (h)      Safir Allocation Adjustments.................................................... -15-

14.  Company Books, Records and Reports....................................................... -15-
     (a)      Maintenance of Books and Records................................................ -15-
     (b)      Inspection Rights............................................................... -15-
     (c)      Financial and Tax Reports....................................................... -15-
     (d)      Information Available at Principal Office....................................... -16-
     (e)      Banking......................................................................... -17-

15.  "Tax Matters Partner".................................................................... -17-

16.  Management............................................................................... -17-
     (a)      Executive Committee............................................................. -17-
     (b)      Matters Requiring Executive Committee Approval.................................. -18-
     (c)      Matters Requiring Univision Approval............................................ -19-
     (d)      Like-Kind Exchange.............................................................. -20-
     (e)      Key Man Insurance............................................................... -21-
     (f)      Officers........................................................................ -21-

17.  Managing Member -- Impasse Resolution.................................................... -21-

18.  Matters Requiring Majority Approval of Members........................................... -22-

19.  Fees and Reimbursements to the Managing Members/Executive Committee...................... -22-
     (a)      Company Expenses................................................................ -22-


     (b)      Managing Members Reimbursements................................................. -23-
     (c)      Executive Committee Reimbursements.............................................. -23-
     (d)      Managing Member Employment Agreements........................................... -23-
     (e)      Loan to Member(s)............................................................... -23-

20.  Third-Party Contracts, Instruments, Etc.................................................. -23-

21.  Time Devoted to Business................................................................. -24-

22.  Liability................................................................................ -24-

23.  Indemnification.......................................................................... -24-

24.  Non-Competing Ventures and Conflicts of Interest......................................... -25-

25.  Meetings of Members...................................................................... -25-

26.  Assignment by Members.................................................................... -26-
     (a)      General Prohibition............................................................. -26-
     (b)      Permitted Transfers............................................................. -26-
     (c)      Income Tax Considerations....................................................... -27-
     (d)      Right of First Offer............................................................ -27-
     (e)      Purchase Option................................................................. -28-
     (f)      Consent Required for Substitution............................................... -30-
     (g)      Conditions to Substitution...................................................... -30-
     (h)      Managing Members Signatory Authority............................................ -31-
     (i)      Initial Public Offering......................................................... -31-

27.  Death, Withdrawal, Resignation, Removal, Bankruptcy or Dissolution of a Member........... -32-
     (a)      Effect - Non-Managing Member.................................................... -32-
     (b)      Effect - Managing Members....................................................... -32-
     (c)      Purchase of Membership Units on Death of Ulloa, Wilkinson or Zevnik............. -32-
     (d)      Removal......................................................................... -34-

28.  Dissolution of the Company............................................................... -34-
     (a)      Events Causing Dissolution...................................................... -34-
     (b)      Termination Activities.......................................................... -35-
     (c)      Negative Capital Account Make-Up................................................ -35-

29.  Member Representations................................................................... -35-

30.  Notices.................................................................................. -36-


31.  Exhibits................................................................................. -36-

32.  Entire Agreement; Amendments............................................................. -36-

33.  Successors............................................................................... -36-

34.  Executed Counterparts.................................................................... -36-

35.  Captions................................................................................. -37-

36.  Computation of Time Periods.............................................................. -37-

37.  Gender; Statutory References............................................................. -37-

38.  Severability............................................................................. -37-

39.  Time of Essence.......................................................................... -37-

40.  Further Acts............................................................................. -37-

41.  Governing Law............................................................................ -37-

42.  Attorneys' Fees.......................................................................... -37-

43.  Maximum Interest Rates................................................................... -38-

44.  Arbitration.............................................................................. -38-

45.  No Third Party Beneficiaries............................................................. -38-

46.  Consent of Spouse........................................................................ -39-

47.  Signatory Authority...................................................................... -39-

48.  Counsel to the Company................................................................... -39-

                                               -iv-

THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED AND SOLD UNLESS (A) REGISTERED AND/OR QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR
(B) EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION. THEREFORE, NO SALE, PLEDGE OR OTHER TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAW, OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED UNDER THE ACT OR STATE SECURITIES OR BLUE SKY LAWS.


                           FIRST AMENDED AND RESTATED
                              OPERATING AGREEMENT
                                       OF
                   ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.


     This First Amended and Restated Operating Agreement ("Agreement") is entered into effective December 30, 1996 (the "Effective Date") by and among WALTER F. ULLOA, an individual ("Ulloa") and PHILIP C. WILKINSON, an individual, ("Wilkinson") as the managers (herein the "Managing Members"), CABRILLO BROADCASTING CORPORATION, a California corporation ("Cabrillo"), GOLDEN HILLS BROADCASTING CORPORATION, a Delaware corporation ("Golden Hills"), KSMS-TV, INC., a Delaware corporation ("KSMS-TV"), LAS TRES PALMAS CORPORATION, a Delaware corporation ("Las Tres"), TIERRA ALTA BROADCASTING, INC., a Delaware corporation ("Tierra Alta"), ENTRAVISION MERGER CORP., a Delaware corporation ("Merger Corp."), EDITH SEROS, TRUSTEE OF THE WALTER F. ULLOA IRREVOCABLE TRUST OF 1996, dated October 9, 1996 ("Ulloa Trust"), and KEVIN GRENHAM AND KENNETH D. POLIN, CO-TRUSTEES OF THE PAUL A. ZEVNIK TRUST, dated November 2, 1996 ("Zevnik Trust"), PHILIP C. WILKINSON AND WENDY K. WILKINSON, Trustees for THE 1994 WILKINSON CHILDREN'S GIFT TRUST (the "Wilkinson Children's Gift Trust"), who are receiving Class A Units as set forth on Exhibit "A" to this Agreement (the foregoing are collectively referred to as the "Class A Non-Managing Members" and individually as a Class A Non-Managing Member, as the context requires), and PAUL Z. ZEVNIK, an individual ("Zevnik"), and RICHARD NORTON, an individual ("Norton"), with respect to the facts that follow.

     A. The Company was formed pursuant to a Certificate of Formation filed on January 11, 1996 and pursuant to an Operating Agreement, dated January 11, 1996, entered into by Ulloa, Wilkinson and Paul A. Zevnik ("Zevnik") (the "Original Operating Agreement").

     B. Concurrent with the addition of certain Members as provided for herein and pursuant to that certain Formation Agreement for Entravision Communications Company, L.L.C., dated January 29, 1996, entered into by and among certain of the Members, as amended by that certain Amended and Restated Formation Agreement dated December 30, 1996 (collectively, the "Formation Agreement"), the Members hereby now desire to amend and restate in its entirety the Operating Agreement for the Company under the Delaware Limited Liability Company Act, 6 Del. C.
                                                                    -------
(S)18-101 through (S)18-1109, as amended from time to time (herein the "Act").

     C. Pursuant to that certain Acquisition Agreement and Plan of Merger dated July 12, 1996, Merger Corp. and the Company have agreed to acquire all the outstanding capital stock of Valley Channel 48, Inc., a Texas corporation ("Valley Channel") in a reverse merger pursuant to which Merger Corp. will be merged into and with Valley Channel (the "Merger"). Immediately following the consummation of the Merger, Valley Channel will execute an amendment to this Agreement to become a party hereto and shall enter into an Asset Contribution Agreement to contribute substantially all of its assets to the Company in exchange for the Class A Units set forth on Exhibit "A" hereto.

     D. The Company has been formed for purposes of (i) combining the operations of the television stations owned and operated by certain Class A Non-Managing Members (which stations are listed opposite the applicable Class A Non-Managing Members' name on Exhibit "A" hereto, which are engaged in the business of broadcasting in Spanish principally by and through Univision Network Affiliation Agreements entered into with Univision Network Limited Partnership, which is controlled by Univision Communications, Inc. ("Univision") (herein, each an "Univision Agreement") and are referred to collectively as the "Stations"), (ii) to operate the Stations through one entity managed and controlled by the Managing Members and (iii) to otherwise pursue opportunities in the media business, including, but not limited to, acquisitions of other media properties.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, it is agreed as follows:

      1.  Glossary of Terms.  Except as otherwise indicated in the body of this
          -----------------
Agreement, all capitalized terms set forth herein shall have the meanings given such terms by the Glossary attached hereto as Exhibit "B" and incorporated herein by this reference.

      2.  Amendment/Restatement.  By this Agreement, the parties hereto amend
          ---------------------
and restate in its entirety the Original Operating Agreement for the Company pursuant to the Act. The term of the Company shall commence as of the date that the Certificate of Formation for the Company was filed and, subject to provisions set forth elsewhere herein and in the Act, shall terminate on the latest date for dissolution set forth in Section 28, below.

      3.  Other Qualifications.  The parties to this Agreement agree that the
          --------------------
Managing Members shall cause the Company to file or record such documents and take such other actions under the laws of any jurisdiction as are necessary or desirable to permit the Company to do business in any such jurisdiction as is selected by the Company and to promote the limitation of liability for the Members in any such jurisdiction.

      4.  Name.  The name of the Company is "Entravision Communications Company,
          ----
L.L.C."

      5.  Registered Office; Principal Place of Business.  The address of the
          ----------------------------------------------
registered office of the Company in Delaware is and the Company's registered agent at this Delaware address is Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware. The principal place of business of the Company is 11900 Olympic Boulevard, Suite 590, Los Angeles, California 90064. The principal place of business of the Company may be changed from time to time, as determined by the Managing Members.

      6.  Purposes.
          --------

          (a) General.  The purposes of the Company shall be:  (i) to enter into
              -------
a Local Marketing Agreement with each of Cabrillo, KSMS-TV, Las Tres, Golden Hills and Tierra Alta relating to the Stations, each dated November 1, 1996 (collectively the "LMA Agreements"); (ii) to acquire the Stations pursuant to the Asset Contribution Agreements (as defined hereinbelow) and to operate the Stations; (iii) to acquire and to operate television station KNVO, McAllen, Texas, pursuant to the Merger and a Local Marketing Agreement; (iv) to acquire television station KINT-TV, El Paso, Texas and radio broadcast stations KINT-FM and KSVE-AM, El Paso, Texas from Paso Del Norte Broadcasting Corporation pursuant to that certain Asset Purchase Agreement, dated November 4, 1996; (v) to enter into that certain Option Agreement among Armando Navarro, La Paz Wireless Corporation, a Delaware corporation ("La Paz") and the Company; (vi) to enter into that certain Local Marketing Agreement between La Paz and the Company; (vii) to pursue, acquire and operate other media businesses, including, without limitation, the acquisition of other Spanish language radio and television properties herein "Acquisitions"); and (viii) such other activities as the Managing Members may determine to be necessary and appropriate in connection with the foregoing purposes.

          (b) Licensing.  Each of the Class A Entities holds one or more
              ---------
licenses and permits from the Federal Communications Commission ("FCC") which shall be assigned to Entravision Holdings, LLC, a California limited liability company ("Entravision Holdings") and a 99.999% subsidiary of the Company pursuant to an Asset Contribution Agreement between the Company and each Class A Entity (as defined below) pending FCC approval, (collectively the "FCC Licenses"). The Managing Members shall take those actions reasonably necessary to facilitate the assignment of the FCC Licenses, each Univision Agreement and all other material contracts, leases and licenses relating to the "Businesses" (as defined below) to the Company or Entravision Holdings pursuant to the Asset Contribution Agreements.

          (c) Credit Facility.  All Members acknowledge and agree that
              ---------------
concurrent with the execution of this Agreement, the Company and certain Class A Non-Managing Members are obtaining a $65,000,000 credit facility from the several banks and financial institutions (collectively, the "Bank") party to that certain Credit Agreement, dated December 31, 1996, with Union Bank of California, N.A., as agent (the "Agent") for such banks and financial institutions (the "Credit Facility"). The Members hereby acknowledge and agree that the Company and such Class A Non-Managing Members shall each have direct primary liability and responsibility, jointly and severally, for repayment of all sums due and payable under the Credit Facility both before and after the closing of the Asset Contribution Agreements.

          (d) Rights of Bank Upon Foreclosure.  It is hereby acknowledged by
              -------------------------------
each Member that certain Members have pledged all their right, title and interest in and to their interests as Members in the Company (such interests, the "Pledged Membership Interest") (specifically including a receiver or trustee appointed by a court of competent jurisdiction pursuant to the Pledge Agreement) (the "Receiver") to the Bank in connection with the Credit Facility. In connection therewith, the Bank, or its assignee, may, in the future, foreclose on some or all of the Pledged Membership Interests and become Members in the Company, provided that there shall have first been obtained all required prior consent of the FCC. Each Member agrees, for itself and for its successors and assigns, that upon any such foreclosure, and provided that any such required approval of the FCC shall have been obtained, the following shall automatically occur, without the necessity for any notice, writing or other act:

              (i) The Managing Members shall be removed and the Receiver shall be the sole Managing Member, with all the powers of the Managing Members set forth in this Agreement. The Executive Committee shall resign and the Receiver shall appoint the members of a new Executive Committee, subject to Univision's right to appoint one of the four Executive Committee members in accordance with
Section 16(a)(i).

             (ii) The fourth sentence of Section 16(a)(i) shall be amended and restated to read as follows: "The Executive Committee may act on majority vote, but only with the consent of the Receiver, on behalf of the Banks," and the fifth and sixth sentences shall be deleted. In addition, with respect to any other provision of the Agreement which specifically refers to rights or powers exercisable by one or both of Messrs. Ulloa and Wilkinson, such rights of Messrs. Ulloa and Wilkinson shall be transferred to the Receiver and shall be exercisable solely by the Receiver.

            (iii) The reference in Section 32 to "and Class A Non-Managing Members holding at least seventy-five percent (75%) of the Class A Units" shall be deleted.

             (iv) Notwithstanding the foregoing, the rights of Univision under
Section 16(c) of this Agreement, and any other provision of this Agreement which specifically refers to rights or powers exercisable by Univision, remain exercisable by Univision; provided that, with regard to the transfer or sale of
                          -------------
an FCC license pursuant to Section 16(c)(iii), Univision shall have no approval rights with regard to any FCC license associated with a station which is not party to a Network Affiliation Agreement with Univision.

          (e) Formation of Subsidiary Limited Liability Company.  All Members
              -------------------------------------------------
consent to the formation of Entravision Holdings for the sole purpose of owning the FCC Licenses and such other assets as may be required under the terms of the Credit Facility and/or other future bank financing.

      7.  Capital Contributions and Percentage Interests.
          ----------------------------------------------

           (a) Initial Capital Contributions.
               -----------------------------

               (i) In exchange for their Class A Units and Percentage Interests set forth in Exhibit "A" hereto, Cabrillo, Golden Hills, KSMS-TV, Las Tres, Tierra Alta and Valley Channel (each a "Class A Entity" and collectively "Class A Entities") shall enter into the LMA Agreements and shall contribute to the Company their respective assets and Businesses, as going concerns, including without limitation, their FCC Licenses and Univision Agreements, indicated opposite their respective names on Exhibit "A" hereto (with respect to each Class A Entity collectively referred to as such Class A Entity's "Business" and collectively the "Businesses") and shall receive a capital account credit as set forth below. Such transfer and assignment of the Businesses shall be pursuant to Asset Contribution Agreements between the Company and each Class A Entity (each an "Asset Contribution Agreement"). The allocation of Class A Membership Units to the Class A Entities is derived from the relative net equity values of the Class A Entities set forth in revised Exhibit "D" to the Formation Agreement and upon closing of the Asset Contribution Agreements, such values as set forth on Exhibit "A" attached hereto shall be the initial amount reflected in the contributing Class A Entities capital accounts. The initial capital account of all other Members shall be as set forth on Exhibit "A" attached hereto. By execution hereof, each Member hereby consents to the issuance of Class A Units and Percentage Interest to Valley Channel following consummation of the Merger. The Class A Units, Percentage Interest, and capital account to be issued to Valley Channel shall be inserted in an amended Exhibit "A" upon closing of the Asset Contribution Agreement relating to Valley Channel.

              (ii) In exchange for their Class A Units and Percentage Interests, the Ulloa Trust, Zevnik Trust and Wilkinson Children's Gift Trust shall each exchange the respective membership interests held by each trust pursuant to the Original Operating Agreement in exchange for 23,900 Class A Units.

             (iii) The Company previously loaned $360,366.38 to Golden Hills to facilitate the purchase of a portion of the Fadem Estate ownership interest in Golden Hills (the "Fadem Interest"). Pursuant to the terms and conditions set forth in Section 1.6 of the Formation Agreement, Zevnik has delivered a Secured Promissory Note to the Company in the principal amount of $360,366.38 in exchange for 10,313 additional Class A Units as set forth on Exhibit "A" attached hereto (the "Zevnik Note").

              (iv) Ulloa and Wilkinson shall receive those certain Class C
Units in the Company indicated opposite their respective names on Exhibit "A" hereto in connection for services to be rendered in their capacities as Managing Members of the Company.

               (v) Except with respect to the execution and delivery of the LMA Agreements, each Class A Entity's initial capital contribution shall be due upon closing of the Asset Contribution Agreement relating to said entity.

              (vi) Zevnik and Norton shall receive those certain Class C Units in the Company set forth opposite their respective names on Exhibit "A" hereto in connection with services rendered to the Company.

          (b) Equity Incentive Pool.  The Company hereby adopts an equity
              ---------------------
incentive plan establishing an equity incentive pool ("Equity Incentive Pool") to grant Class D Units to certain managers and employees of Company (including without limitation, the Company's officers, and members of the Executive Committee) based upon the Company's performance. The Class D Units shall, for all purposes, be the same as Class C Membership Units in all respects except that Class D Units shall be non-voting and shall not exceed a five percent (5%) ownership interest in the Company on a fully-diluted basis. The Executive Committee has the right to establish a vesting schedule for the Class D Units, which schedule shall be determined in the Executive Committee's sole discretion. The Class D Units shall be issued pursuant to an Option Agreement in a form approved by the Managing Members, which shall provide for a nominal exercise price per Class D Unit and shall only be exercisable in connection with an initial public offering of the Company's securities, the sale of substantially all of the Company's assets or substantially all of the Members' Percentage Interests in the Company or within thirty (30) days following an optionee's termination of employment with the Company or on such other terms and conditions determined by the Executive Committee.

           (c) Future Capital Requirements.
               ---------------------------

               (i) Third-Party Loans.  The Members intend and agree that the
                   -----------------
Company's additional cash requirements for operations will be satisfied via loans from third-party lenders on commercially reasonable terms and conditions. In addition, the Members acknowledge and agree that in connection with potential Acquisitions, the Company may borrow from third-party lenders and/or incur purchase money indebtedness in connection with such Acquisitions. Prior to incurring any third-party indebtedness, the terms and conditions of such indebtedness must be approved by the Executive Committee. The Executive Committee shall have the right to hypothecate Company Assets in connection with any third party loan approved by the Executive Committee. In the event that the Executive Committee determines in good faith that the Company requires additional funds, it shall provide written notice to the other Members of the total amount of funds required and the purpose(s) therefor. If no third-party loans are funded within sixty (60) days after such notice has been given, or if the net proceeds of any such loans is less than the amount of funds required by the Company, the Executive Committee may, but shall not be required to, request that the Members make discretionary loans to the Company in the aggregate amount necessary to cover the shortfall, which loans shall be made within thirty (30) days after a second written notice from the Executive Committee specifying the revised amount of funds required (after taking into account any third-party loan proceeds), each Member's share thereof and the anticipated use or uses of such funds. All such loans shall be voluntary and shall be made in accordance with the terms set forth in Section 9 hereof.

             (ii)   No Member Guaranties.  Notwithstanding anything in this
                    --------------------
Agreement to the contrary and except pursuant to the terms of the Credit Facility, no Member nor any Affiliate of such Member shall be obligated to guarantee any Company indebtedness.

               (ii)  Secondary Funding Sources.  In the event the Company
                     -------------------------
requires additional funds for any reason, which funds have not been obtained (or cannot be obtained) pursuant to the above provisions, the Executive Committee may, but shall not be obligated to, obtain the required funds from the issuance of a separate class of Non-Managing Member interests ("Class B Interests"). Prior to issuing any Class B Interests to outside persons, the Executive Committee shall first give written notice of such proposed equity offering to all the existing Members of the Company, which shall contain the amount and terms and conditions pursuant to which the Company proposes to issue additional Class B Interests in the Company (herein the "Equity Notice"). In the Equity Notice, the Company shall offer to each Member (the "First Refusal Offer") the right to purchase a Proportionate share of the Class B Interests being offered by the Company on the terms and conditions set forth in said Equity Notice. The Members shall notify the Company of their respective elections within thirty
(30) days of receipt of the Equity Notice. No Member shall be required to make additional capital contributions hereunder. If any Member does not wish to accept such First Refusal Offer he, she or it shall give written notice to the Company within thirty (30) days after receipt of the Equity Notice of his, her or its intention to reject the First Refusal Offer. If an existing Class A Non-Managing Member does not purchase his or its entire Proportionate share of the Class B Interests being offered to him or it, such share may be purchased by the other Class A Non-Managing Members on a Proportionate basis. This process shall be repeated until all of the Class B Interests have been purchased by the existing Class A Non-Managing Members or until no existing Class A Non-Managing Member has any further interest in purchasing the Class B Interests -- but in no event shall the process continue beyond thirty (30) days after the thirty (30) day period referred to above. If existing Class A Non-Managing Members do not purchase all of the Class B Interests, the unpurchased Interests shall then be offered to outside investors on the same terms and conditions offered to the Class A Non-Managing Members. The Members acknowledge that in connection with any issuance of Class B Interests, Univision shall have the right to make an additional long-term loan to the Company in a "Proportionate Amount," (as such term is defined on attached Exhibit "D-2"), which additional note shall be on the same terms and conditions as the Subordinated Note and shall be accompanied by additional options to acquire the Class B Interests in an amount to allow Univision to maintain an ownership interest in the Company equal to the then Option Percentage (as such term is defined in attached Exhibit "D." The rights of first refusal and Univision right to make an additional loan set forth in this Section 7(c)(v) shall terminate upon the Initial Public Offering of securities in the Company or a successor "C" Corporation pursuant to Section 26(i) hereof.

           (d) Univision Transactions.
               ----------------------

               (i)  Univision Subordinated Note. Univision has entered into that
                    ---------------------------
certain Subordinated Note Purchase and Option Agreement with the Company, pursuant to which Univision will acquire a Ten Million Dollar ($10,000,000) Non-Negotiable Subordinated Note (the "Subordinated Note") and a related Class A Membership Option (the "Univision Option") (collectively the "Univision Investment"). The Subordinated Note shall refinance an existing $3 million loan from Univision in its entirety. The terms of the Subordinated Note and the Univision Option are more particularly described hereinbelow. The Members hereby acknowledge and consent to the Univision Investment.

               (ii) Univision Affiliation Agreements.  Concurrent with the
                    --------------------------------
closing of the Univision Investment, Univision shall enter into a Univision Network Affiliation Agreement relating to each station to provide for a new twenty-five (25) year term under each Univision Agreement.

              (iii) Terms of Subordinated Note.  The Subordinated Note shall be
                    --------------------------
in the form of that certain Non-Negotiable Subordinated Note attached hereto as Exhibit "D-1" and incorporated herein by this reference.

               (iv) Terms of Univision Option.  The Univision Option will grant
                    -------------------------
Univision the right to acquire an equity interest in the Company through the acquisition of Class A Non-Managing Membership Units for a total exercise price of Ten Million Dollars ($10,000,000). The Univision Option shall be on the terms set forth in the Univision Subordinated Note Purchase and Option Agreement attached hereto as Exhibit "D-2."

          (e) Las Tres Campanas Television, Inc. ("Campanas"), a Nevada
              ----------------------------------
corporation, purchased from third parties outstanding shares of common stock of Campanas. The cash portion of the purchase was advanced by the Company. Campanas is a low-power television station in Las Vegas, Nevada which broadcasts a simulcast of the Tierra Alta broadcast. In connection with said purchase, Ulloa and Alexandra Seros ("Seros") guaranteed to make the payment of a promissory note in the principal amount of $262,500 (the "Campanas Note"), delivered by Campanas in connection with the purchase of said shares. In consideration for Ulloa's and Seros' agreement to contribute all of the Campanas stock and/or substantially all the assets of Campanas to Entravision upon full repayment of the Campanas Note, the Company hereby agrees to (i) advance all payments due under the Campanas Note and (ii) defend, indemnify and hold harmless Seros and Ulloa from and against any claim, demand, liability or obligation arising out of or relating to the Campanas Note.

          (f) Valley Channel Debt.  The Company and certain Members thereof
              -------------------
intend to jointly and severally borrow $25,000,000 pursuant to the Credit Facility to fund the acquisition of Valley Channel (the "Valley Channel Indebtedness"). All parties hereto acknowledge and agree that, notwithstanding the subsequent transfer of the assets of Valley Channel to the Company, Valley Channel shall retain the ultimate risk of loss with respect to the Valley Channel Indebtedness. Accordingly, Valley Channel hereby agrees that should a default exist pursuant to the terms of the Credit Facility with respect to the Valley Channel Indebtedness, Valley Channel shall be obligated to make an additional capital contribution to the Company pursuant to this Section 7(f) in an amount equal to any deficiency with respect to the Valley Channel Indebtedness after the Company has transferred, liquidated or otherwise disposed of all of its assets in satisfaction thereof. Valley Channel hereby irrevocably waives any rights of subrogation against the Company with respect to the Valley Channel Indebtedness. All parties acknowledge and agree that this Section 7(f) shall be interpreted in all respects such that Valley Channel shall retain the "economic risk of loss" with respect to the Valley Channel Indebtedness as such term is defined in Regulations Section 1.752-2, and Valley Channel agrees to take all actions and execute all documents necessary to reflect the same.

      8.  Withdrawal of Capital; Interest on Capital.  Except as may otherwise
          ------------------------------------------
be explicitly provided herein, a Member's capital contributions may not be withdrawn without the approval of a majority of the Executive Committee members, and no interest or similar return shall be paid on the capital contributions of any Member.

      9.  Member Loans.  No Member may lend monies to the Company without the
          ------------
written approval of the Managing Members. Any permitted Member loan shall be evidenced by one or more separate agreements and instruments setting forth the terms of such loan or, absent such documentation, shall bear interest at the Prime Rate, plus two percent (2%), and shall be repaid in accordance with the applicable provisions of Section 11 hereof. The making of any Member loan shall not increase the lending Member's capital account and shall not entitle the lending Member to an increase in its Percentage Interest. This Section 9 shall not apply to the Univision Subordinated Note or loans by Univision to purchase its Proportionate Amount.

      10. Determination of Profit and Loss.
          --------------------------------

          (a) Fiscal Year.  The Company's taxable year shall be December 31,
              -----------
unless a different year is required under applicable federal income tax laws or is permitted and is selected by the Managing Members.

          (b) Accounting.  The Company's net profit or net loss for each fiscal
              ----------
year shall be determined using the accrual basis method of accounting, unless a different method is required under applicable federal income tax laws or is permitted and is selected by the Managing Members.

          (c) Computation Conventions.  Each Member's share of the Company items
              -----------------------
of income, gain, loss, deduction and credit shall be determined as of the end of business on the last day of each fiscal year and allocated as provided herein. Except as may otherwise be from time to time required by applicable provisions of the Code and the Regulations, the Company's items of income, gain, loss, deduction and credit shall be deemed to have been earned or incurred ratably during each fiscal year; however, gains from sales and losses from sales, to the extent of the gain or loss recognized and taxable in the year of such sale(s), shall be allocated solely to the Members who were Members at the time of the occurrence of the taxable event(s). Additionally, any allocation of income, gains, deductions and/or losses to the Members which is to be made in accordance with their respective Percentage Interests shall reflect any changes to the Members' respective Percentage Interests which occurred during the Company's fiscal year with respect to which the allocation is being made, deter mined using the interim closing-of-the books method except that depreciation, amortization and similar items with respect to assets owned by the Company during the entire year shall be deemed to accrue ratably on a daily basis during the year.

      11. Capital Accounts and Valuation.
          ------------------------------

          (a) Capital Account Principles.  A separate capital account shall be
              --------------------------
established and maintained for each Member in accordance with all applicable provisions of the Regulations under Sections 704(b), 704(c) and 752 of the Code.

          (b) Valuation Principles.  The Members' respective capital accounts
              --------------------
shall be adjusted to reflect a revaluation of the Company's Assets when such revaluation is required by the Regulations under Code Section 704(b). In situations where such Regulations permit a revaluation of Company Assets, but where such revaluation is not required, such revaluation shall occur if the Managing Members so determine.

          For purposes of revaluing Company Assets and adjusting the Members' respective capital accounts, a Majority in Interest of the Members shall attempt in good faith to agree on a value of the Assets. If they are unable to agree on a value, they shall attempt to agree on a single appraiser with substantial experience in valuing similar Assets to value the Assets. If they are unable to agree on a single appraiser to render an appraisal, the Managing Members and a Majority in Interest of the Non-Managing Members shall each select an appraiser with substantial experience in valuing similar Assets, and the two appraisers so selected shall then agree upon a third similarly qualified appraiser. Such third appraiser shall then render the appraisal. If either the Managing Members or a Majority in Interest of the Non-Managing Members fails for any reason to select an appraiser within fifteen (15) days after being requested to do so by the other, the appraiser chosen by the other shall render the appraisal. The determinations of the appraiser selected pursuant to this Section 11(b) to value the Company's Assets shall be binding upon the Company, the Members and any other interested persons.

      12. Distributions and Withholding.
          -----------------------------

          (a) Quarterly Tax Distributions.  The Company shall make distributions
              ---------------------------
of estimated Cash Available for Distribution to the Members in proportion to and to the extent of their respective Presumed Company Tax Liabilities each of the first three calendar quarters of each year. The Company may follow the procedures described in the preceding sentence with respect to the fourth calendar quarter, or at the option of the Executive Committee, the Company's accountants shall compute the exact amount of each Member's annual tax liability with respect to allocations of income and gain, loss and deduction from the Company and the Company shall distribute to each Member out of Cash Available for Distribution an amount equal to the excess (if any) of such actual tax liability over the three previous quarterly distributions of Cash Available for Distribution pursuant to this Section 12(a). Such final distribution (if applicable) shall be made to each Member on or prior to the date payment is due with respect to such actual tax liability. Any excess distribution made pursuant to this Section 12(a) shall be offset against future distributions due the Recipient pursuant to Section 12 (b) or (c).

          (b) Distributions in the Ordinary Course of Business.  Other than in
              ------------------------------------------------
connection with dissolution and termination of the Company, subject to the
                            ---
Univision Note, Cash Available for Distribution shall be distributed at such times and in such amounts as determined by the Executive Committee, in the following order of priority:

          (i) First, to the Members in proportion to and to the extent of their respective shares of accrued but undistributed funds pursuant to Section 12(a) hereof;

         (ii) Second, to the Members who have made permitted loans to the Company, in proportion to and to the extent of the amounts owed such Members (including accrued but unpaid interest on such loans) and then due;

         (iii) Thereafter, to the Members in accordance with their respective Percentage Interests.

The Members acknowledge and agree that the Executive Committee has the right to reasonably distribute amounts in excess of Reserves based on the actual and contemplated needs of the Company at the time of such distribution.

       (c) Distributions Upon Sale or Liquidation.  Except as otherwise
           --------------------------------------
provided in this Section 12(c), distributions in connection with (a) the termination, liquidation, sale, merger, consolidation, or other business combination of the Company with or into another person or persons, or (b) any sale or conveyance to another person of the Assets of the Company as an entirety (with each of the transactions referred to in (a) and (b) above (herein, a "Capital Transaction"), shall be made to the Members as follows:

          (i) First, to establish Reserves deemed appropriate by the Managing Members to pay any known or contingent liabilities and, if appropriate, to pay the costs of winding up and liquidating the Company;

         (ii) Second, to the Members who have made permitted loans to the Company, in proportion to and to the extent of the amounts owed such Members (including accrued but unpaid interest on such loans);

        (iii) Third, to the Members with positive capital account balances, in proportion to and to the extent of such positive capital account balances;

         (iv) Thereafter, the Members in accordance with their respective Percentage Interests.

       (d) Withholding.  The Company shall withhold in the manner, in the
           -----------
amounts, and at the times prescribed by Sections 1441 et seq. and other
                                                      -- ---
applicable provisions of the Code and the Treasury Regulations in connection with distributions from the Company and allocations of Company income, gain, losses and deductions. The Company shall also comply with the requirements of any applicable state laws requiring withholding on allocations of Company income, gains, losses and deductions, as well as withholding on distributions. Notwithstanding the foregoing, however, no withholding for federal income tax purposes shall be required with respect to any Member who furnishes the Managing Members with a certificate (the "Certificate") containing the following: (i) the member's name, address and U.S. social security number or other U.S. taxpayer identification number; (ii) a statement under penalty of perjury that the Member is not a foreign person, but rather is a "U.S. person" within the meaning of Code Section 7701(a)(30); and (iii) an obligation to notify the Company within sixty (60) days of a change to the Member's status as a U.S. person. In the event applicable state law provides a similar safe-harbor from withholding, no withholding shall be required with respect to any Member who strictly complies with the requirements of the safe-harbor, as determined by the Managing Members in their sole discretion. Each Certificate supplied by a Member shall be effective for a period of three (3) years after it has been provided to the Managing Members, subject to earlier termination on the date the Company receives notice or otherwise learns of a change in the Member's status as a U.S. person. The Managing Members shall have no duty whatsoever to investigate the veracity of any Certificate, and any Member furnishing a Certificate shall indemnify the Managing Members and shall hold them and the Company harmless from any and all losses incurred by the Managing Members and/or the Company, including, without limitation, attorney's fees, by reason of the Company's failure to withhold. The Managing Members are hereby authorized for the purpose of satisfying a Member's indemnification obligation pursuant to this Section to withhold all or any portion of any Company distribution that would otherwise be payable to the Member. Any amount so withheld shall instead be distributed to the Members who have been assessed a penalty or penalties for failure to withhold and thereafter to the other Members on a Proportionate basis, and, notwithstanding anything in the provisions of this Agreement relating to allocations of Net Income (excepting only "regulatory allocations") to the contrary, a corresponding amount of Company gross income (and, if necessary, gains from sale) shall be allocated as quickly as possible to such Members in proportion to and to the extent of the distributions made to them pursuant to this Section.

          (e) Certain In-Kind Distributions Within Five (5) Years.  In the event
              ---------------------------------------------------
the Company is liquidated within five (5) years from the date an Asset with a value in excess of its tax basis is contributed to the Company and, in connection therewith, all or a portion of such Asset is to be distributed in-kind pursuant to Section 11 hereof, the Asset to be distributed shall be revalued pursuant to Section 11(b), and any increase or decrease in the value of such Asset shall be reflected in the Members' capital accounts in accordance with the applicable terms of this Agreement and the applicable principles of the Regulations under Code Sections 704(b) and (c). After such revaluation and the related capital account adjustments have occurred, subject to the provisions of
Section 12(c), the Asset (or as great an interest therein as possible) shall be distributed to the Member(s) who contributed the Asset to the Company. The Members acknowledge that, to the extent permitted by applicable state and federal laws, the Member who contributed an Asset, such as a Station, has the right to require the return of such Asset upon the Company's liquidation.

          (f) Safir Class D Units.  Notwithstanding anything to the contrary
              -------------------
contained herein, in no event shall the Class D Units to be held by Larry Safir and issued pursuant to the terms of his Executive Employment Agreement dated January 1, 1997 (the "Employment Date") by and between Safir and the Company receive any distributions of cash or property pursuant to this Section 12 prior to the third anniversary of the Employment Date.

      13. Allocation of Net Income and Net Losses.
          ---------------------------------------

          (a) General Allocation Scheme for Net Losses.  Net Losses of the
              ----------------------------------------
Company shall be allocated to the Members in proportion to their Percentage Interests. Notwithstanding the previous sentence, loss allocations to a Member shall be made only to the extent that such loss allocations will not create a deficit Adjusted Capital Account balance for that Member. Any loss not allocated to a Member because of the foregoing provision shall be allocated to the other Members (to the extent the other Members are not limited in respect of the allocation of losses under this Section 13(a). Any loss reallocated under this Section 13(a) shall be taken into account in computing subsequent allocation of income and losses pursuant to this Section 13, so that the net amount of any item so allocated and the income and losses allocated to each Member pursuant to this Section 13, to the extent possible, shall be equal to the net amount which would have been allocated to each Member pursuant to this
Section 13 if no reallocation of losses had occurred under this Section 13(a).

          (b) General Allocation Scheme for Net Income.  Net Income of the
              ----------------------------------------
Company realized other than in connection with the Capital Transaction of the Company shall be allocated to the Members as follows:

              (i) First, to the Members with negative Adjusted Capital Account balances, in proportion to the extent of such negative Adjusted Capital Account balances;

             (ii) Second, to the Members in the proportion and to the extent necessary to eliminate as quickly as possible the positive difference (if any) between (1) the cumulative allocations of Net Losses to each Member, and (2) the cumulative amount of Net Income previously allocated to such Member pursuant to this Section 13(b) and Section 13(c);

            (iii) Thereafter, to the Members in accordance with their respective Percentage Interests.

          (c) Special Allocations.  Before allocating any amount(s) pursuant to
              -------------------
Section 13(a) and/or Section 13(b), the following special allocations shall, in the order in which they appear, be made:

              (i) To the extent permissible under the Regulations, in the event the Company is required to realize imputed income or expense, including interest income or expense under Code Section 1272 et seq. and/or Code Section 7872 in
                                          -- ---
connection with a transaction(s) between the Company and one or more Members, each item of such imputed income or expense shall be allocated to the Member(s) who is/are to report the corresponding imputed item, in proportion to and to the extent of the imputed amount required to be reported by each such Member.

             (ii) In the event that a Member is required to recognize income pursuant to Code Section 83 in connection with receipt of a profits interest in the Company, any corresponding deduction permitted to the Company under Code
Section 83(h) shall be specially allocated to the Member required to recognize the income under Code Section 83. In the event that all or any portion of a deduction pursuant to Code Section 83(h) is required to be capitalized, deductible Net Losses shall instead be allocated as soon as possible to the Member required to recognize the income under Code Section 83. This provision shall be applied retroactively (to the extent deductions to be allocated pursuant to this part (ii) can be allocated via amended Company tax returns) and retrospectively (to the extent such deductions cannot be allocated via amended Company tax returns) in the event that the Company's or any Member's return is audited and an adjustment is determined requiring any Member to recognize income under Code Section 83.

          (d) Regulatory Allocations.  It is the intention of the Members that
              ----------------------
the allocation of tax attributes arising from the Company comply with applicable provisions of the Regulations under Sections 704(b), 704(c) and 752 of the Code. To conform further the allocation provisions of this Agreement to such Regulations, the Members agree that the following special allocation rules shall apply, provided, however, that in respect of any particular allocation the following rules shall supersede the provisions otherwise applicable under this
Section 13 only to the extent necessary to cause such allocation to be respected under the Regulations. In the event of any inconsistency between the Regulations and the provisions of this Section 13(d), the Regulations shall govern.

              (i) In accordance with Code Section 704(c), and the Regulations promulgated thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes, and its fair market value on the date of contribution.
Allocations pursuant to this Section 13(d)(i) are solely for purposes of federal, state and local taxes. As such, they shall not affect or in any way be taken into account in computing a Member's Account or share of profits, losses, or other items of distribution pursuant to any provision of this Agreement. All Members acknowledge and agree that the allocation of items pursuant to this
Section 13(d)(i) shall be made utilizing the traditional method of making
Section 704(c) allocations set forth in Regulation Section 1.704-3(b).

             (ii) In the event that a revaluation of the Company's Assets is reflected in the Members' capital accounts, depreciation, depletion, amortization and other "tax items" shall be allocated in the manner required by the Regulations Sections 1.704-1(b)(2)(iv)(g) and 1.704-1(b)(4)(i).

            (iii) If during any Company fiscal year there is a net decrease in the Minimum Gain or net decrease in Minimum Gain attributable to the disposition of a particular Asset, then items of income and gain of the Company shall be allocated in the manner required by the applicable "minimum gain chargeback" provisions of Regulation Section 1.704-2.

             (iv) If a Member receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or
(6) which is unexpected within the meaning of Regulations Section 1.704-1(b)(2)
(ii)(d) and which causes or increases a negative balance in such Member's Adjusted Capital Account, such Member will, to the extent required by Regulations Section 1.704-1(b)(2)(ii)(d), be allocated an amount of gross income and/or gain sufficient to eliminate such negative balance as quickly as possible.

               (v) All deductions attributable to Member Non-Recourse Loans shall be allocated as required by the applicable provisions of Regulations
Section 1.704-2.

          (e) Curative Allocations.  Any special allocation of items pursuant to
              --------------------
Sections 13(c) and (d)(iii) through (v) shall be taken into account under Sections 13(a) and 13(b) in computing allocations of gain or loss on each sale of Company Assets or an interest or interests therein so that the net amount of income, gains, losses and deductions and all other items allocated to each Member pursuant to this Section 13 shall, to the extent possible, be equal to the net amount that would have been allocated to each Member if the above specified special allocations had not been made.

          (f) Depreciation Recapture.  In determining the character (but not
              ----------------------
priority or amount) of Net Income allocable pursuant to Section 13(b) in connection with a sale or sales of Assets giving rise to ordinary income depreciation recapture, the Members shall be allocated ordinary income depreciation recapture to the extent of their respective shares of the Company's prior depreciation deductions.

          (g) Allocation Adjustments.  The allocations set forth in this Section
              ----------------------
are intended to allocate Company income, gains, deductions and losses to the Members for federal income tax purposes in accordance with their economic interests in the Company while complying with the requirements of Code Sections 704(b), 704(c) and 752, as well as the Regulations promulgated under such Sections. If, in the opinion of the Company's tax counsel, the allocation of profits or losses pursuant to the preceding provisions of this Section 13 does not (i) satisfy the requirements of Code Section 704(b), 704(c), 752 or the Regulations underlying any of these Sections, (ii) comply with any other provisions of the Code or the Regulations, or (iii) properly take into account any expenditure or item of income or gain of the Company or the transfer of an interest in the Company, then notwithstanding anything to the contrary contained in the preceding provisions of this Section 13, the income, gains, deductions and/or losses of the Company shall be allocated in such manner as the Company's tax counsel determines to be required so as to reflect properly (i), (ii) and/or
(iii) of this Section 13(g), as the case may be, and the Managing Members shall have the right to amend this Agreement without action by the Members to reflect any such change in the method of allocating Company income, gains, deductions and/or losses, provided, however, that any change in the method of allocating such income, gains, deductions and/or losses shall not materially alter the pre-tax economic arrangement among the Members.

          (h) Safir Allocation Adjustments.  Notwithstanding anything to the
              ----------------------------
contrary contained herein, in no event shall the Class D Units to be held by Larry Safir and issued pursuant to the terms of his Executive Employment Agreement dated to be entered into and commence as of the closing of the Valley Channel Acquisition Agreement and Plan of Merger (the "Employment Date") by and between Safir and the Company receive any allocations of income, gain, loss or deduction pursuant to this Section 13 prior to the third anniversary of the Employment Date.

      14. Company Books, Records and Reports.
          ----------------------------------

          (a) Maintenance of Books and Records.  True and proper books, records,
              --------------------------------
reports, bank account statements, accounting records and accounts of the Company shall be maintained by the Managing Members at all times, in which shall be entered fully and accurately all Company transactions. All such items, together with this Agreement and any amendments thereto, shall at all times be kept at the principal place of business of the Company, or such other location as the Managing Members may select from time to time.

          (b) Inspection Rights.  Upon the request of a Member or the holder of
              -----------------
an economic interest in the Company, for purposes reasonably related to the interest of that person as a member or holder of an economic interest, the Managing Members shall promptly deliver to the Member or holder of an economic interest, at the expense of the Company, a copy of any or all of the items listed in subparts (i), (ii) and (iv) of Section 14(d) below, as well as a copy of this Agreement. Each Member and holder of an economic interest shall also have the right, upon reasonable request, for purposes reasonably related to the interest of that person as a Member or holder of an economic interest in the Company, and at such person's sole expense, to inspect and copy during normal business hours the other items listed in Section 14(d) below, as well as any other books, records, reports, returns and the like required to be maintained at the Company's principal office pursuant to Section 17058 of the Act.

           (c) Financial and Tax Reports.
               -------------------------

               (i) Annual Report. At the end of each fiscal year, the books
                   -------------
shall be closed and statements reflecting the financial condition of the Company and its profits or losses shall be prepared by the Managing Members or, at the Managing Members' election, by an accounting firm employed at the Company's expense.

                   If the Company has more than thirty-five (35) Members, not later than one hundred twenty (120) days after the close of the fiscal year, the Managing Members shall cause an annual report to be sent to each of the Members. The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year. Additionally, if the Company has more than thirty-five (35) Members, Members representing at least five percent (5%) of the Percentage Interests, or three (3) or more Members, may make a written request to the Managing Members for an income statement of the Company for the initial 3-month, 6-month or 9-month period of the fiscal year ended more than thirty (30) days prior to the date of the request, and a balance sheet of the Company as of the end of that period. These statements shall be delivered or mailed to the Members within thirty (30) days thereafter.

                   The financial statements referred to in this Section shall be accompanied by the report thereon, if any, of the accountants engaged by the Company or, if there is no report, the certificate of the Managing Members that the financial statements were prepared without audit from the books and records of the Company.

              (ii)  Tax Information.  The Managing Members or, at the Managing
                    ---------------
Members' election, an accounting firm employed at the Company's expense, shall send to each of the Members, within ninety (90) days after the end of each taxable year, such information as is necessary to complete his or its federal, state and local income tax or information returns, and, if the Company has thirty-five (35) or fewer members, a copy of the Company's federal, state, and local income tax or information returns for the year.

          (d) Information Available at Principal Office.  The following shall be
              -----------------------------------------
maintained by the Managing Members at the Company's principal place of business:

              (i) A current list of the full name and last known business or residence address of each Member and of each holder of an economic interest in the Company, set forth in alphabetical order, together with the contribution and the Percentage Interest of each Member and holder of an economic interest;

             (ii) The full names and business or residence addresses of the Managing Members;

            (iii) A copy of the Certificate of Formation and all amendments thereto, together with any powers of attorney pursuant to which the Certificate of Formation or any amendments thereto were executed;

             (iv) Copies of the Company's federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years;

              (v) A copy of this Agreement and any amendments hereto, together with any powers of attorney pursuant to which this Agreement was executed;

             (vi) Copies of the financial statements of the Company, if any, for the six most recent fiscal years; and

            (vii) The books and records of the Company as they relate to the internal affairs of the Company for at least the current and past four fiscal years.

       (e) Banking.  The Managing Members shall open and maintain one or more
           -------
separate bank accounts in the Company's name in which Company funds may be deposited. The funds in such accounts shall be used solely for the Company business, and all withdrawals therefrom may be made only on the signature of one or more individuals authorized by the Managing Members.

      15. "Tax Matters Partner".  Walter F. Ulloa is hereby designated the "Tax
          ---------------------
Matters Partner" for purposes of Sections 6221-6233 of the Code. The "Tax Matters Partner" may rely upon its certified public accountants or tax attorneys with respect to any election, action or determination relating to a Company audit and any proceedings arising therefrom. The "Tax Matters Partner" shall give all other

Members prompt notice of any communication from the IRS or any action it proposes to take as the "Tax Matters Partner." The "Tax Matters Partner" shall be reimbursed for any expenditures made or expenses incurred by it on behalf of the Company in connection with such audit or proceeding.

      16. Management.  Subject to the provisions of this Section 16 and except
          ----------
as otherwise explicitly provided herein, the Company shall be managed by the Managing Members, who are hereby designated pursuant to Section 18-401 of the Act. Pursuant to Section 16(a) the Managing Members shall establish an Executive Committee, which shall have the rights, powers and duties set forth in Sections 16(a) and (b) below. The Executive Committee shall also appoint officers of the Company, who shall be responsible for management of the day-to-day business of the Company, subject to the supervision and authority of the Executive Committee as set forth in this Section 16. The Non-Managing Members shall not participate in the management or control of the Company business.

           (a) Executive Committee.
               -------------------

               (i) The Company shall have an Executive Committee, which shall consist of four (4) individuals. The Executive Committee shall consist initially of four (4) members, as follows: Walter F. Ulloa, Philip C. Wilkinson, Paul A. Zevnik and a member designated by Messrs. Ulloa, Wilkinson and Zevnik. Upon Univision's exercise of the Univision Option, Univision shall have the right to elect one of the four Executive Committee members. The Executive Committee may act on majority vote, but only with the consent of both Messrs. Ulloa and Wilkinson. In the event of a disagreement between Ulloa and Wilkinson, such dispute shall be resolved in accordance with Section 17 of this Agreement. In the event of a deadlock vote of the Executive Committee where Messrs. Ulloa and Wilkinson vote in the same manner and Mr. Zevnik and the other Executive Committee member vote together, the vote of Messrs. Ulloa and Wilkinson shall be controlling and the Executive Committee shall be empowered to take action based upon such vote. Each member of the Executive Committee, including a member of the Executive Committee elected to fill a vacancy, shall serve until the next annual election of the Executive Committee members and until a successor has been elected and qualified, except in the case of death, resignation or removal of such member of the Executive Committee. The Executive Committee shall have regular monthly meetings by telephone or in person. The Managing Members, or any member of the Executive Committee who wishes to do so, may call a meeting of the Executive Committee by providing advance written notice to all members of the Executive Committee at least three (3) business days, and no more than thirty
(30) days, prior to the meeting. Each meeting of the Executive Committee shall take place at the principal place of business of the Company or a different location otherwise agreed upon by a majority in number of the Executive Committee members. One or more members of the Executive Committee may participate in an Executive Committee meeting in person, by telephone or by proxy.

               (ii)  [Intentionally omitted.]

          (b)   Matters Requiring Executive Committee Approval.  In addition to
                ----------------------------------------------
any other matters requiring the vote or approval of a Majority in Interest of the Members pursuant to provisions set forth elsewhere in this Agreement, the following matters shall require approval of the Executive Committee pursuant to the rules and procedures set forth in Section 16(a)(i) above.

               (i) Approve budgets for the Company, including, but not limited to, capital and operating budgets;

              (ii) Authorize and/or issue any debt securities, equity securities and/or securities convertible into equity securities of the Company;

             (iii) Make any loans, guarantees or joint ventures, or invest in partially owned subsidiaries;

             (iv)  Create any subsidiary;

              (v) Merge, consolidate, reorganize or dispose of all or substantially all of the Company's assets;

             (vi) Engage in any business other than those presented in the approved business plan of the Company;

             (vii) Except with respect to tax distributions, pay or declare any distribution on the Company's Membership interests or repurchase any Membership interests;

            (viii) Establish or modify any employee equity, stock option, pension, profit sharing or other similar plan;

             (ix) Any pledge, mortgage or hypothecation of any assets of the Company;

              (x) Except as set forth in an approved budget, any expenditure of cash or other property by the Company in excess of $75,000;

              (xi) Except as set forth in an approved budget and except for the compensation payable to Messrs. Ulloa and Wilkinson under their Employment Agreements with the Company (as described in Section 19(d) herein), the payment or agreement to pay salaries, wages, bonuses consulting fees and/or actual or projected commissions to any employee of the Company in excess of $200,000 per twelve (12) month period;

             (xii) Except as set forth in an approved budget, the execution of any promissory note, guarantee or other form of indebtedness in excess of $120,000 by the Company or the consummation of bank or financial institution loan or credit arrangement; and

              (xiii) Except as set forth in an approved budget, the execution of any lease or other obligation for real or personal property wherein the total expected payments by the Company exceed $120,000 per twelve (12) month period.

          (c) Matters Requiring Univision Approval.  If and only if Univision
              ------------------------------------
exercises the Univision Option, the following matters shall require Univision's approval, which shall not be unreasonably withheld, except as otherwise specified:

              (i) Acquisition of assets by the Company for a purchase price equal to or greater than the greater of (a) Five Million Dollars ($5,000,000) or
(b) ten percent (10%) of the Company's "Net Asset Value." Net Asset Value shall be defined to mean the most recent four (4) quarters of EBITDA (excluding "Additional Compensation" as that term is defined in that certain Letter Agreement between Univision and the Company dated December 30, 1996 times eight
(8), less outstanding indebtedness, other than the Subordinated Note.

              (ii) Incurrence of debt (excluding the Subordinated Note and excluding debt incurred under the Credit Facility) if, on a pro forma basis, the debt to EBITDA (**) ratio would exceed the ratio set forth below for the applicable EBITDA of the Company:

                          EBITDA                    LEVERAGE RATIO
                          ------                    --------------

               Up to $5 million                        4.00 : 1
               $5.0 to less than $6.5 million          4.25 : 1
               $6.5 to less than $8.0 million          4.50 : 1
               $8.0 to less than $10.0 million         4.75 : 1
               $10 million or greater                  5.00 : 1

              (iii) Subject to Section 6(d)(iv), any transaction involving the direct or indirect transfer or sale of any FCC License (including a sale of Membership Units) in which case, except as provided below, Univision's consent may be withheld in its sole discretion; provided, however, in connection with a transfer of Membership Interests subject to the provisions of Section 26(d) below, the Managing Members may submit to Univision a list of potential transferees prior to the right of first offer pursuant to said Section 26(d) and such potential transferees may be approved by Univision, which approval shall not be unreasonably withheld. If such transferee is approved in such a manner, an indirect transfer of an FCC License as a result of such transfer of Membership Interests to such transferee that complies with Section 26(d), shall be deemed approved hereunder; provided, further, that Univision agrees to not unreasonably withhold its approval of other potential transferees under Section 26(d).

              (iv) Distributions to Members in excess of quarterly tax distributions (calculated at the highest applicable federal and state income tax rates, taking into account the deduction of state income taxes for federal income tax purposes). The Company shall be permitted to make additional distributions in amounts in excess of reasonable working capital and reserve requirements if concurrent with such distribution the Company makes a prepayment of principal on the Subordinated

Note in an amount equal to the "Prepayment Amount" (as defined below). The "Prepayment Amount" shall be determined as follows:

               A = B (C + A)
               A equals the amount to be prepaid on the Subordinated Note;
               B equals Univision's then existing Option Percentage (as defined in Exhibit "D");
               C equals the total distributions proposed to be made to the Members of the Company.

              (v) Transactions with any Member in excess of $50,000 or not at arm's length (except for existing management contracts, employment agreements, and loans existing at closing and scheduled in the Credit Facility).

              (vi) Amendments to the Operating Agreement that would adversely affect the Class A Units or Univision with respect to its rights under this Agreement.

              (vii) The merger or consolidation of the Company with a third party or the sale of all, or substantially all, the assets of the Company, in which case Univision may withhold its consent, in its sole discretion.

              (viii) The issuance of additional Membership Units in the Company pursuant to Section 7(c)(iii) hereof.

              (ix) The dissolution and liquidation of the Company, in which case Univision may withhold its consent, in its sole discretion.

The foregoing approval rights, and Univision's rights under Section 16(a), shall terminate upon the closing of Univision's sale of a majority of its Percentage Interest in the Company to a third party.

          (d) Like-Kind Exchange.  The Executive Committee shall have the right
              ------------------
to approve the Company's selling, disposing of and/or exchanging any Station or other Company Asset in a like kind exchange to the extent permitted by applicable State and Federal law.

          (e) Key Man Insurance.  The Managing Members have the right, but not
              -----------------
the obligation to obtain and maintain keyman life insurance on Ulloa, Wilkinson and Zevnik, for the benefit of the Company and the Company shall own such keyman life insurance policy(ies).

          (f) Officers.  The Executive Committee may appoint officers at any
              --------
time. The officers of Company, if deemed necessary by the Executive Committee, may include a chief executive officer, president, executive vice president and secretary. The Managing Members may appoint a chief financial and/or chief accounting officer. The officers shall serve at the pleasure of the Executive Committee. Any individual may hold any number of offices. No officer need be a resident of the State of California or a citizen of the United States. The officers shall exercise such powers and perform such duties as shall be determined from time to time by the Executive Committee. By execution of this Agreement, the Executive Committee hereby appoint the following individuals as the initial officers of the Company:

          Name                      Title
          ----                      -----

          Walter F. Ulloa           Chief Executive Officer
          Philip C. Wilkinson       President
          Paul A. Zevnik            Secretary
          Jeanette Tully            Chief Financial Officer/Treasurer

              (i) Any officer may be removed, either with or without cause, by the Executive Committee at any time.

              (ii) Any officer may resign at any time by giving written notice to the Executive Committee. Any resignation shall take effect at the date of the receipt of the notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

              (iii) A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to that office.

      17. Managing Member -- Impasse Resolution.  If a dispute arises between
          -------------------------------------
the Managing Members with respect to a decision affecting the ordinary day-to-day operations of the Company, and the Managing Members are unable, in good faith and after reasonable effort, to agree on such matter requiring their approval and are so dead-locked that the business of the Company can no longer be conducted with advantage to the Members, such disagreement or matter shall be settled by binding arbitration in Los Angeles, California, conducted by a retired judge from the panel of Judicial Arbitration and the Mediation Services, Inc. ("JAMS") in accordance with JAMS's rules governing arbitrations conducted by JAMS in effect at the time of this Agreement. One arbitrator agreed upon by the parties hereto shall be appointed from JAMS, or if the parties cannot agree upon one arbitrator, JAMS will appoint the arbitrator itself. The decision of the arbitrator shall be final and binding on the Managing Members. The Managing Members agree to mediate any such dispute on an expedited basis and in no event later than fifteen (15) business days after filing of the arbitration proceeding. Any dispute as to whether a controversy or claim is subject to arbitration shall also be submitted as part of the arbitration proceeding. The Company shall be responsible for reasonable attorneys' fees and costs and fees of expert witnesses in connection with such proceeding; provided, however, the arbitrator may, in its sole discretion, assess such fees and costs against any Managing Member found to have acted in bad faith.

      18. Matters Requiring Majority Approval of Members.  In addition to any
          ----------------------------------------------
other matters requiring approval of the Members pursuant to provisions set forth elsewhere in this Agreement, the following matters shall require the affirmative vote of a Majority in Interest of the Members:

          (a) Approval of the Company to merge or consolidate with one or more business entities;

          (b) To sell all or substantially all of the assets of the Company to dissolve the Company;

          (c) To issue additional membership units in the Company pursuant to
Section 7(c)(i); and

          (d) Any material amendment to the Certificate of Formation of the Company and/or this Agreement.

      19. Fees and Reimbursements to the Managing Members/Executive Committee.
          -------------------------------------------------------------------

          (a) Company Expenses.  The Company shall pay all costs and expenses
              ----------------
incurred in connection with the formation of the Company, the operation of the Company's business, and the management and operation of the Assets, including:

              (i) Costs of personnel employed by the Company and directly involved in the Company business;

              (ii) Costs of acquiring, owning, developing, improving, operating, and disposing of any or all of the Assets;

              (iii) Legal, consulting and similar fees for professional services provided to the Company;

              (iv) Expenses of Company administration, accounting, documentation and reporting, including, without limitation: preparation and maintenance of Company books and records, financial reports, audits, budgets, economic surveys, cash flow projections, and working capital requirements; preparation of Company state and federal tax returns; insurance expenses required in connection with the Company business; and expenses in connection with distributions and communications to Members; expenses of revising, amending, modifying, or terminating this Agreement; and

              (v) Costs incurred in connection with any litigation in which the Company is involved and any examination, investigation or other proceedings conducted by any regulatory agency, including legal and accounting fees.

          (b) Managing Members Reimbursements.  The Managing Members shall be
              -------------------------------
reimbursed by the Company for (i) actual out-of-pocket expenses paid to third parties for the review, preparation and publishing of Company financial and business reports, conduct of Company meetings, Non-Managing Members consultations, etc., (ii) other costs and expenses which are to be borne by the Company under the terms of this Agreement, and (iii) direct costs and expenses paid to third parties incurred in performing the duties and responsibilities of the Managing Members. As used herein "direct expenses" shall include transportation and lodging expenses which are reasonably and necessarily incurred in discharging the responsibilities of the Managing Members. However, no Member shall be entitled to reimbursement for any portion of its indirect overhead expenses (regardless of whether all or any portion of such expenses are allocable to the Company).

          (c) Executive Committee Reimbursements.  The Executive Committee
              ----------------------------------
Members shall be reimbursed by the Company for reasonable expenses incurred by such members in attending Executive Committee meetings.

          (d) Managing Member Employment Agreements.  The Managing Members shall
              -------------------------------------
each enter into written Employment Agreements with the Company concurrent with the execution of this Agreement.

          (e) Loan to Member(s).  the Members hereby approve the Zevnik Note in
              -----------------
the principal amount of $360,366.38, which shall be evidenced by a Secured Promissory Note (the "Secured Note") delivered by Zevnik to the Company and shall be secured by Class A Membership Units acquired by Zevnik, subject to any prior security interest held by the Bank. The Secured Note shall bear interest at 5.625% and shall be payable in one (1) installment of principal and all accrued interest five (5) years after delivery. In addition, the Secured Note shall be due and payable in full upon the earlier of sale by Zevnik of his interest in the Company. The Company and the Members hereby acknowledge and agree that Zevnik may repay the Secured Note at any time, including, but not limited to, by means of use of funds otherwise distributable to Zevnik by the Company or by any of the Members hereto.

      20. Third-Party Contracts, Instruments, Etc.  Only those officers of,
          ----------------------------------------
and/or other individuals associated with, the Company or the Managing Members who have been given authority by the Managing Members to do so may execute on behalf of the Company any note, mortgage, evidence of indebtedness, contract, certificate, statement, conveyance or other instrument in writing, or any assignment or endorsement thereof. Any Person dealing with the Company or the Managing Members may rely upon a certificate signed by any of the Managing Members as to (a) the identity of the Managing Members or any other Member of the Company; (b) the Persons who are authorized to execute and deliver any instrument or document for or on behalf of the Company or (c) any act or failure to act by the Company or as to any other matter whatsoever involving the Company or any Member. No Member acting solely in the capacity of a Member, is an agent of the Company; nor does any Member, unless expressly and duly authorized in writing to do so by the Managing Members, have any power or authority to bind or act on behalf of the Company in any way, to pledge its credit, to execute any instrument on its behalf or to render it liable for any purpose.

      21. Time Devoted to Business.  The Managing Members shall devote such time
          ------------------------
to the affairs of the Company's business as the Managing Members in each of their reasonable discretion deems to be required.

      22. Liability.  No Managing Member shall be liable to the Company or to
          ---------
any other Member for any loss or damage sustained by the Company or any other Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, reckless or intentional misconduct, or a knowing violation of the law by such Managing Member. No Member nor any shareholder, officer, director, partner, member, subsidiary, employee, agent or affiliate of the Member (nor any officer, director, partner, member, subsidiary, employee, agent or any other person acting through or under authority of any of the foregoing) shall be liable, responsible or accountable in damages or otherwise to any other Member or the Company for any act performed in good faith by any or all such person(s) in connection with the affairs of the Company, where such action, inaction or failure to act is based upon the belief that such action, inaction or failure to act is reasonable under the circumstances and does not constitute gross negligence or intentional misconduct. Except as expressly required by law, no Member shall be personally liable for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise.

      23. Indemnification.  The Company shall defend, indemnify and hold
          ---------------
harmless, and pay all judgments against, each Executive Committee Member and each Member and his or its shareholders, officers, directors, partners, members, subsidiaries, employees, agents and affiliates (and any stockholders, officers, directors, partners, members, subsidiaries, employees and agents of any of the foregoing) arising from any claim, loss, liability or damage incurred by reason of an act performed, or omitted to be performed, in connection with the affairs of the Company by any or all of the aforementioned persons in good faith, including attorneys' fees incurred by any of the aforementioned in connection with the defense of any action based on any such alleged act or omission, which attorneys' fees shall be paid as incurred from Company funds. All judgments against the Company and/or any of the aforementioned, wherein any of the aforementioned is entitled to indemnification, as herein provided, shall first be satisfied from Company Assets. The indemnities set forth in this Section 23 shall not require payment as a condition precedent to recovery by the indemnified party. The Company shall have the power to purchase and maintain insurance on behalf of any Person who is or was an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of this Section 23 or under applicable law.

      24. Non-Competing Ventures and Conflicts of Interest.  Except for those
          ------------------------------------------------
existing business and activities set forth on attached Schedule "1", each Member, including each Managing Member, and his or its officers, directors, shareholders, partners, members, subsidiaries, employees, agents and affiliates shall not engage or invest in, independently or with others, any business activity of any type or description that is in direct competition with the Company in markets where the Company's stations then broadcast. Each Member, including each Managing Member, shall be obligated to present any investment opportunity or prospective economic advantage (an "Opportunity") relating to the

Company's business to the Company in writing ("Opportunity Notice"). The Company shall have thirty (30) days in which to elect to pursue the Opportunity described in the Opportunity Notice. If the Company waives its right to pursue the Opportunity described in the Opportunity Notice or fails to respond to such Opportunity Notice within the time period set forth above, then the Member presenting such Opportunity shall have the right to pursue such Opportunity in such Member's individual capacity. Provided, however, in the case of the Managing Members, pursuing such Opportunity cannot materially interfere with the Managing Member(s) duties pursuant to this Agreement. Subject to the foregoing, each Managing Member shall have the right to hold any investment opportunity or prospective economic advantage for his or its own account or to recommend such opportunity to a person or persons other than the Company. Neither the Company nor any other Member shall have any right in or to such other ventures or activities or to the income or proceeds derived therefrom. The Non-Managing Members acknowledge that the Managing Members and their respective affiliates own and/or manage other businesses, including businesses that may compete with the Company and for such Managing Members' time as set forth on Schedule "1." The Non-Managing Members hereby waive any and all rights and claims which they may otherwise have against the Managing Members and their respective officers, directors, shareholders, partners, members, subsidiaries, employees, agents and affiliates as a result of any such activities described on Schedule "1." Notwithstanding anything to the contrary contained in this Section 24, the provisions of this Section 24 shall not apply to Univision.

      25. Meetings of Members.  There shall be no scheduled or periodic meetings
          -------------------
of the Members, but meetings of the Members may be called either by the Managing Members or upon the written request of Non-Managing Members holding, in the aggregate, more than ten percent (10%) of the outstanding Percentage Interests held by all Members. All meetings shall be held at the Company's principal place of business unless a different and reasonably accessible location is specified by the Member(s) calling the meeting in the notice thereof. A Majority in Interest of the Members or, if any matter to be voted upon or approved requires more than a Majority in Interest of the Members, Members holding cumulatively at least the minimum Percentage Interest so required represented in person (or via telephone) and/or by proxy shall constitute a quorum for any Company meeting. Every Member entitled to vote on any matter shall have the right to either in person or in one or more agents authorized by a written proxy signed by the Person or filed with the Managing Members of the Company. A proxy shall be deemed signed if the Member's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission or otherwise) by the Member or the Member's attorney-in-fact.

          If the Managing Members or Non-Managing Member(s) entitled to do so elect to call a meeting, written notice of such meeting shall be given to all Members not less than ten (10), nor more than sixty (60), days prior to the date of such meeting. The notice shall state the nature of the business to be transacted and the matters, if any, upon which the Members will be requested to vote. Any notice sent by a Member may include his or its recommendation as to the proposals contained therein. If the notice has failed to state the nature of a particular item addressed at the meeting, any approvals of the Members sought in connection therewith shall require the unanimous vote of the Members. Members may vote in person (or via voice vote on the telephone) or by written proxy at any such meeting.

          A Member may sign a written waiver of notice to the holding of a meeting, may consent to the holding of a meeting or may approve the minutes of a meeting. All waivers, consents, and approvals must be filed with the Company's records or made a part of the minutes of the meeting to which they relate. Attendance at a meeting constitutes waiver of notice of the meeting unless a Member objects, at the beginning of the meeting, if the meeting was not lawfully called or convened.

          When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business that may have been transacted at the original meeting. If, however, the adjournment is for more than forty-five (45) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in the manner specified above for newly called meetings.

          Unless a meeting is called as provided in this Section, the consent or approval of the Members may be obtained and evidenced by the written consent (without a meeting) of Members holding the requisite outstanding Percentage Interests (as determined pursuant to the applicable terms of this Agreement), signed and delivered to the Managing Members on behalf of the Company within sixty (60) days of the record date for the consent(s) or approval(s).

      26. Assignment by Members.
          ---------------------

          (a) General Prohibition.  The interest of a Member in the Company may
              -------------------
be assigned only as permitted by the provisions of this Section 26 and, except as so permitted, no Member shall assign, sell, dispose of, give, pledge or otherwise transfer, encumber or hypothecate (collectively "assign") his or its Company interest or a part thereof, whether voluntarily, by operation of law, at judicial sale or otherwise, to any Person. This restriction against assignment shall include, but not be limited to, the transfer to or for the benefit of any Person as a result of or in connection with any property settlement or judgment incident to a divorce, dissolution of marriage or separation, the transfer by decree of distribution or other court order in proceedings arising from the death of the spouse of any Member or if the Member is a trust, the designation of a new or additional trustee of such trust.

          (b) Permitted Transfers.  The restrictions on transfer set forth in
              -------------------
Sections 26(a) and 26(d) hereof shall not apply to (i) any transfer by an individual Member of all or any portion of such Member's Company interest to (A) a trust for the benefit of the transferor alone or for the benefit of the transferor and his or her beneficiaries, provided that such trust is, during the transferor's lifetime, controlled by the transferor and his spouse and is considered a so-called "grantor trust" for federal income tax purposes or (B) as an estate planning transfer where the transferor retains voting control; (ii) any transfer by a Member to a controlled affiliate (which shall mean an entity of which greater than fifty percent (50%) of the voting and ownership interests are owned by the transferring Member or its owners); (iii) any transfer to the individual stockholders of a corporate Class A Non-Managing Member in connection with a liquidation of a Class A Non-Managing Member; provided that, in each case, the transferee executes an amendment to this Agreement agreeing to be bound by all the terms and conditions of this Agreement and complies with the conditions to substitution set forth in Section 26(g) below; and (iv) any transfer by a Member to the Bank pursuant to the Credit Facility, whether such transfer is pursuant to a Pledge Agreement or similar agreement in favor of the Bank, or by the Bank foreclosing on the interest conveyed by such Pledge Agreement or similar agreement.

          (c) Income Tax Considerations.  Even if an assignment of all or any
              -------------------------
portion of a Member's Company interest would otherwise be permitted by the provisions of this Section 26, such assignment shall not be made if, in the opinion of counsel to the Company, such assignment, standing alone or in conjunction with other either previous or planned assignments, would result in a material risk of the Company being treated as other than a partnership for income tax purposes. Any transfer in violation of this subpart (c) shall be null and void ab initio.
              -- ------

          (d) Right of First Offer.  Except as permitted in Section 26(b), if at
              --------------------
any time a Member desires to transfer all (or any part) of his or its Company interest (or any owner of an indirect, direct or beneficial controlling interest in such Member desires to transfer such interest) ("Offer"), the Member shall, prior to any other action, give notice, together with a description of the terms upon which the Member would transfer such interest (the "Offer Notice"), to the Managing Members on behalf of and for the benefit of the Company.

          The Managing Members shall accept or reject such Offer as to the entire offered interest within thirty (30) days of receipt of the Offer Notice. Failure by the Managing Members to give notice of election within the required time period shall be deemed an election not to accept the Offer set forth in the Offer Notice. If the Managing Members elect not to exercise the Company's right of first offer, the remaining Members shall have the right to purchase a Proportionate share of the interest of the offeree pursuant to the terms of the Offer Notice.

          In the Offer Notice which is submitted to the remaining Members, the offeree shall offer (the "First Negotiation Offer") to each other Member the right to purchase a Proportionate share of the Company interest of the offeree for the same Proportionate price and subject to the same terms and conditions as set forth in said Offer Notice. If any affected Member does not wish to accept a First Negotiation Offer, he or it shall give written notice to the Company within thirty (30) days after the Offer Notice of his or its intention to reject the First Negotiation Offer, and each Member who has decided to accept the First Negotiation Offer shall be entitled to purchase his or its Proportionate share of the Company interest subject to the rejected First Negotiation Offer. The other Members shall notify the offeree of their respective elections within forty-five (45) days of the Offer Notice. Elections to purchase the entire Company interest of the offeree Member must be received within such forty-five
(45) day period; otherwise, the offeree Member shall be free to sell his or its Company interest to any third party at a price equal to or greater than and upon the terms and conditions set forth in the Offering Notice. Any sale of an interest hereunder to a third party shall comply with the following requirements: (i) the sale documentation must contain provisions whereby any proposed transferee is obligated to comply with all provisions of this Agreement and any amendments hereto; (ii) any transferee must be a principal and not an agent acting on behalf of an undisclosed principal, and such principal may not be related to or an affiliate of the offeree or with respect to which the offeree has any direct or indirect ownership or control; and (iii) any prospective transferee must be of good business character and reputation and is financially capable of carrying out all obligations of the selling Member under this Agreement and related agreements. If the other Members collectively elect to accept the First Negotiation Offer, they shall acquire the offeree's Company interest upon the terms set forth therein. Failure by the other Members to give notice of election within the required time period shall be deemed an election not to accept the First Negotiation Offer set forth in the Offer Notice. If the sale is not consummated within seventy-five (75) days from the date of the other Members' elections not to accept the First Negotiation Offer, the relevant Company interest shall then again become subject to the right of first offer set forth in this Section 26(d). This Section shall not be applicable to transfers described in Section 26(b). The right of first offer set forth in this Section 26(d) shall terminate upon the Initial Public Offering of securities in the Company or the "C" Corporation pursuant to Section 26(i) herein.

          (e) Purchase Option.  In the event that a Member or an assignee of a
              ---------------
Member or an assignee thereof (referred to in this Section 26(e) as the "Transferor") violates impermissibly the transfer restrictions set forth in this Agreement, withdraws without the consent of the Managing Members, assigns to one or more creditors, pledges, or otherwise directly or indirectly encumbers or hypothecates, all or any portion of such person's interest in the Company (the affected portion of such Member's interest in the Company is hereinafter referred to in this Section 26(e) as the "Option Interest"), whether such violation, withdrawal, assignment, gift, pledge, encumbrance or hypothecation is voluntary or involuntary, the persons identified as Optionees below shall have the option ("Purchase Option") to acquire all or any portion of the Option Interest, including all or any portion of the Option Interest which has been assigned or gifted to, or pledged or otherwise encumbered or hypothecated for the benefit of, a third party. Any third party who receives an interest in all or any portion of an Option Interest shall receive such interest subject to this Purchase Option. Provided, however, this Section 26(e) shall not apply and there is no Purchase Option created when such interest is (a) encumbered by an involuntary lien, (b) hypothecated with the consent of the Executive Committee or (c) hypothecated in connection with a Company loan which has been approved by the Executive Committee.

          The persons possessing the Purchase Option with respect to any impermissible transfer, withdrawal, assignment to one or more creditors, pledge, encumbrance or hypothecation of an interest in the Company shall be all Members whose interests are not (in whole or in part) subject to this Purchase Option ("Optionees"). Each such Member shall have the right to purchase his or its Proportionate share of the Option Interest, and any portion of the Option Interest that one or more of such persons does not elect to purchase may be purchased by the other persons wishing to do so on a Proportionate basis (counting, for this purpose, only those persons interested in purchasing an additional portion of the Option Interest), and this process shall be repeated until elections have been received to purchase the entire Option Interest or until there is no further interest in purchasing any further portion of the Option Interest.

          The Purchase Option may be exercised at any time within sixty (60) days following the date on which each Member receives written notice that such transfer, withdrawal, assignment, pledge, encumbrance or hypothecation has occurred, and the identity of each person holding all or a portion of the Option Interest. Each such Optionee wishing to exercise his or its Purchase Option may do so by providing written notice to the Managing Members (or, if all or a portion of the Managing Members' interest is the Option Interest, the Non-Managing Member with the largest Percentage Interest of the Non-Managing Members willing to act in the place of the Managing Members pursuant to this Section) within sixty (60) days following receipt of the notice referred to in the preceding sentence, which notice to the Managing Members (or, if all or a portion of the Managing Members' interest is the Option Interest, the Non-Managing Member with the largest Percentage Interest of the Non-Managing Members willing to act in the place of the Managing Members pursuant to this Section) shall state that the Purchase Option is being exercised and shall specify the portion of the Option Interest that he or it wishes to acquire pursuant to the Purchase Option. The Managing Members (or all or a portion of the Managing Members' interest is the Option Interest, the Non-Managing Member with the largest Percentage Interest of the Non-Managing Members willing to act in the place of the Managing Members pursuant to this Section) shall then take all steps necessary or appropriate to reconcile the notices (so that all interested persons acquire only that portion of the Option Interest to which they are entitled) and, once such reconciliation has occurred, shall provide written notice to any or all third parties holding all or a portion of the Option Interest specifying that the Purchase Option has been exercised and the portion of the Option Interest held by each such third party that is to be acquired pursuant to exercise of the Purchase Option.

          Each electing Optionee shall pay to the Managing Members (or, if all or a portion of the Managing Members' interest is the Option Interest, the Non-Managing Member with the largest Percentage Interest of the Non-Managing Members willing to act in the place of the Managing Members pursuant to this Section) who shall then pay as nominee of such Optionee to the appropriate person or persons, the value of the portion of the Option Interest (determined as provided herein) in which such person(s) has (have) an interest. Such amount shall be paid via cash, one or more certified or cashier's checks or a combination of cash and one or more certified or cashier's checks.

          In the event that exercise of the Purchase Option, or the purchase of all or any portion of an Option Interest pursuant thereto, is delayed or stayed for any reason pursuant to judicial order or by operation of the United States bankruptcy laws or other applicable insolvency laws, each electing Optionee may elect not to proceed with purchase of all or any portion of the Option Interest or may, within sixty (60) days after the judicial order or the U.S. bankruptcy and/or insolvency laws is (are) no longer applicable, elect to proceed with the contemplated transaction.

          For purposes of determining the value of an interest in the Company being acquired pursuant to the Purchase Option, the value of the Assets shall first be determined pursuant to Section 11 hereof, and the value of the Transferor's entire interest in the Company shall be equal to the amount that the Transferor would have been entitled to receive pursuant to Section 12(c) hereof assuming a cash sale of the Assets for such value had occurred immediately prior to the occurrence of the event which triggered the Purchase Option. The value of each portion of the Option Interest being acquired pursuant to the Purchase Option shall be equal to the value of the Transferor's entire interest in the Company multiplied by the percentage interest represented by such interest being acquired pursuant to the exercise of the Purchase Option less an amount equal to any loss, damage, injury, cost, expense or other amount (including attorney's fees) suffered by the Company or the Members as a result of the impermissible transfer of the Option Interest by the Transferor.

          (f) Consent Required for Substitution.  Subject to the conditions to
              ---------------------------------
substitution set forth below, an assignee of an interest in the Company may become a Member in the place and stead of his or its assignor only if a Majority in Interest of the other Members vote in favor of the assignee's admission to the Company as a substituted Member. An assignee who has become a substituted Member shall have, to the extent assigned to him or it, the rights and powers of his or its assignor, and the assignee shall be subject to the restrictions and liabilities of such assignor.

              If an assignee does not comply with all of the conditions to substitution set forth below, or all of the other Members do not vote in favor of the assignee's admission as a substituted Member, the assignee shall hold a bare economic interest in the Company, with no right to vote, participate in the management and affairs of the Company or to become or exercise any rights of a Member. Unless and until an assignee becomes a substituted Member, his or its assignor shall continue to possess all rights pertinent to the assigned interest (other than the right to receive distributions and related allocations of income, gains, losses, deductions, and credits in accordance with this Agreement).

              Notwithstanding any provision herein to the contrary, Sections 26(f) and 26(g) shall not apply to assignments to the Bank, or an assignee of the Bank, pursuant to the Credit Facility.

           (g) Conditions to Substitution.
               --------------------------

               (i) No assignee of an interest in the Company shall be entitled to become a substituted Member unless and until his or its assignor has provided the Managing Members with the assignee's name and address and all details relating to the assignment.

               (ii) No assignee of an interest in the Company shall be entitled to become a substituted Member unless the assignee shall consent in writing, in form satisfactory to the Managing Members, to be bound by the terms of this Agreement in the place and stead of the assigning Member.

               (iii) No assignee of a Non-Managing Member's Company interest shall be entitled to become a substituted Non-Managing Member unless and until it has been demonstrated to the satisfaction of the Managing Members that the assignment was pursuant to an exemption from registration under the Securities Act of 1933, as amended, and pursuant to an exemption from qualification under applicable state securities laws.

               (iv) If, in connection with or as a condition to the assignment of any interest in the Company, the consent or approval of the Federal Communications Commission (the "FCC"), or any other governmental authority is required under applicable law, then the Company shall forthwith take those steps required to obtain and shall use its best efforts to duly obtain at the earliest possible date such consent or approval. Any time limitation upon or requirement for such assignment shall, if necessary for the assignment, be extended by such period of time as is reasonably necessary to obtain such consent or approval, all costs and expenses in obtaining such consent or approval shall be paid or reimbursed by the Company. The Members shall cooperate with the Company to the extent required to obtain such consent or approval, which shall be, if required, a condition to the substitution of any assignee of an interest in the Company.

          (h) Managing Members Signatory Authority.  Subject to full compliance
              ------------------------------------
with the terms and provisions of this Agreement, any instrument reflecting the assignment of all or a portion of the interest of a Member and the admission of the assignee as a substituted Member of the Company need only be executed and acknowledged by the Managing Members, the assignor and the assignee. Upon the admission of a substituted Member, Exhibit "A" shall be amended to reflect the name, number of Units and Percentage Interest of such substituted Member and to eliminate or adjust, if necessary, the name, Units and Percentage Interest of the predecessor of such substituted Member.

          (i) Initial Public Offering.  The Members agree that upon the vote of
              -----------------------
at least seventy-five percent (75%) of the Members and, subject to compliance with applicable laws, the Company shall roll up to a "C" corporation (the "C" Corporation) in connection with an initial public offering of such "C" Corporation, which is (a) pursuant to a firm underwriting commitment by a reputable investment banker, (b) has a pre-offering valuation of at least $150 million, and (c) results in the "C" Corporation's securities being listed on the American Stock Exchange, the New York Stock Exchange or NASDAQ National Market System (herein an "Initial Public Offering"). Each of the Members hereby agrees to cooperate in connection with the contribution of their membership interests in the Company to a such newly formed C-Corporation, with each existing Member to receive the common stock of the "C" Corporation in proportion to its capital account balance in the Company as of the date of the incorporation after revaluing such Member's capital account in accordance with Treasury Regulations and Section 11(b) to reflect the fair market value of the Company's assets as of the date of incorporation. As of the date of incorporation, the common stock held by all Members shall be granted standard piggyback registration rights entitling the Members to participate on a pari passu basis in registrations of the "C" Corporation's common stock under the Securities Act of 1933, as amended, other than the Initial Public Offering and subject to pro rata cut-backs at the underwriter's discretion. If Univision is a Class A Member and the Managing Members both consent to a proposed Initial Public Offering, Univision agrees to consent to such Initial Public Offering if (i) three (3) years from the execution of this Agreement shall have expired; (ii) no more than five percent (5%) of the shares to be sold in such offering may be purchased by a single Person, and (iii) no more than thirty percent (30%) of the Company will be sold in the Initial Public Offering.

      27. Death, Withdrawal, Resignation, Removal, Bankruptcy or Dissolution of
          ---------------------------------------------------------------------
          a Member.
          --------

          (a) Effect - Non-Managing Member.  In the event of the death,
              ----------------------------
withdrawal, resignation, removal, Bankruptcy or dissolution of a Non-Managing Member, the Company shall continue. Subject to Section 26, the representative or successor in interest of the Non-Managing Member shall be vested with the same status as that of its predecessor in interest.

          (b) Effect - Managing Members.  In the event of the death, withdrawal,
              -------------------------
resignation, removal, Bankruptcy or purchase of a Managing Member's entire interest pursuant to the purchase Option set forth in Section 26, the remaining Managing Member shall become the sole Managing Member and shall fill the Executive Committee vacancy caused by the other Managing Member's death, withdrawal, resignation, removal, Bankruptcy or purchase of such Managing Member's entire interest pursuant to the Purchase Option set forth in Section
26. In the event of the death, withdrawal, resignation, removal, Bankruptcy or purchase of the remaining Managing Member's entire interest pursuant to the Purchase Option set forth in Section 26, the Company shall be dissolved unless other Members owning a Majority in Interest of (i) the Percentage Interests and
(ii) the capital of the Company (as determined via reference to applicable guidelines published by the Internal Revenue Service from time to time) owned by all Members (other than the Managing Member with respect to which the dissolution event occurred) (1) elect within ninety (90) days after the death, withdrawal, resignation, removal, Bankruptcy or purchase of the Managing Member's entire interest pursuant to the Purchase Option set forth in Section 26 to continue the Company, and (2) appoint new Managing Members (who may be an existing Non-Managing Member or an outside person) who agrees to be the new Managing Members. The Company shall take steps to amend this Agreement to convert the interest of the former Managing Member to that of a Non-Managing Member in this Company, with the same economic interest they had as the Managing Members (subject to Proportionate dilution of their Percentage Interest in connection with admission of an outside persons as the new Managing Member(s) or the increase to the Percentage Interest of an existing Non-Managing Member(s) to compensate him or it for becoming the new Managing Member(s)).

           (c) Purchase of Membership Units on Death of Ulloa, Wilkinson or
               ------------------------------------------------------------
Zevnik.
------

               (i) Transfers on Death of Ulloa, Wilkinson or Zevnik.  Upon the
                   ------------------------------------------------
death of Ulloa, Wilkinson or Zevnik (the "Deceased Member"), the Deceased Member's estate (or other lawful successor or heirs (collectively the "Estate") shall have the right to elect, at its discretion (within ninety (90) days after the death of the Deceased Member), to sell all or any portion of such Deceased Member's Membership Units to the Company at the Agreed Price provided for in
Section 27(c)(iii) hereof, which shall be paid in accordance with Section 27(c)(iv) hereof. If the Deceased Member's Estate elects to sell all or any portion of the Deceased Member's Membership Units and the Company does not have "key man" insurance (as provided for in Section 27(c)(ii) hereof) or the proceeds from such "key man" insurance is less than twenty percent (20%) of the Agreed Price of the Deceased Member's Membership Units to be sold, the Company may, at its discretion, elect to allow the other Members to purchase up to twenty percent (20%) of the Deceased Member's Membership Units to be sold at the Agreed Price provided for in Section 27(c)(iii) hereof, which shall be paid in accordance with Section 27(c)(iv) hereof. Each of the other Members shall have the option to purchase a Proportionate share of the Membership Units to be sold.

               (ii)  Key Man Insurance.  The Members acknowledge that the
                     -----------------
Company, Cabrillo, Golden Hills, KSMS-TV, Las Tres and Tierra Alta shall collectively purchase a "key man" insurance policy on the lives of each of Ulloa, Wilkinson and Zevnik in the minimum amount of $5,000,000 per individual, which amount shall be increased from time to time to be equal to an equal to the greater of (i) an amount equal to 20% of the fair market value (as determined by the Executive Committee) of Ulloa's, Wilkinson's or Zevnik's total direct and indirect ownership interest in Company or (ii) a higher amount determined by the Executive Committee; provided, however, that each of Ulloa, Wilkinson and Zevnik is insurable and that such "key man" insurance is available at commercially reasonable terms and conditions.

               (iii) Determination of the Agreed Price.  The price per
                     ---------------------------------
membership unit ("Agreed Price") at which Membership Units may be purchased pursuant to Section 27(e) hereof shall be equal to the fair market value on a per membership unit basis of each Membership Unit as of the last day (the "Determination Date") of the most recent calendar month ending before the date notice is given exercising, or the occurrence of the event triggering, the applicable right to purchase. Said fair market value shall be determined by the mutual agreement of the Members or, in the event the Members fail to so agree (within thirty (30) business days after the later of (i) the event or the exercise of the option requiring or permitting a purchase hereunder, or (ii) the appointment of a personal representative, executor or guardian as the case may
be), as determined by a qualified appraiser mutually agreed to by the Members (the "Appraiser"), the cost and expense of which shall be borne by the Company. The parties or the qualified appraiser, as appropriate, shall determine the value of each Membership Unit by first determining the fair market value of the Company and then dividing such amount by the number of then outstanding Membership Units of the Company.

               (iv)  Payment of Agreed Price.  In the event that the Company
                     -----------------------
purchases Membership Units pursuant to Section 27(c) hereof, the Deceased Member's Estate, at its discretion, may require that payment for such Membership Units be made by (i) delivery of a promissory note in an amount equal to the Agreed Price or (ii) delivery of cash (in the form of a cashier's check) as to a portion of the Agreed Price (up to the amount as provided below) and a promissory note in an amount equal to the balance of the Agreed Price, if any. If the Deceased Member's Estate elects delivery of both cash and a promissory note, the maximum amount of cash which the Deceased Member's Estate may elect to receive shall be the greater of (i) 20% of the Agreed Price of the Deceased Member's Membership Units to be sold or (b) the amount of the proceeds from any "key man" insurance available to the Company pursuant to Section 27(c)(ii) hereof (but not greater than the amount of the Agreed Price). Any promissory note delivered to the Deceased Member's Estate pursuant to this Section 27(c)(iv) shall be (i) payable quarterly over a period no longer than five (5) years and shall accrue interest at the Prime Rate and (ii) secured by the Deceased Member's Membership Units pursuant to the form of the Membership Unit Pledge Agreement attached hereto as Exhibit "__" and incorporated herein by this reference (the "Membership Unit Pledge Agreement"). Each of the Members hereby agrees that the Deceased Member's Estate, concurrent with entering into the Membership Unit Pledge Agreement, shall enter into a subordination agreement with Company pursuant to which the Deceased Member's Estate will subordinate its security interest in the Deceased Member's Membership Units to Union Bank of California, N.A.'s security interest in the same pursuant to the Nonrecourse Guarantee and the Pledge Agreement, as well as any security interest which may be granted to any future lenders who may provide financing to the Company.

               (v)   Limitation on Transfers.  This Agreement is entered into
                     -----------------------
concurrent with (i) Cabrillo, Golden Hills, KSMS-TV, Las Tres and Tierra Alta and their respective stockholders entering into stockholders' agreements (the "Other Agreements") which contain substantially the same terms as set forth in this Section 27(c). Notwithstanding (i), the Company's obligation to purchase the Membership Units of the Deceased Member pursuant to Section 27(c) hereof and
(ii) Cabrillo's, Golden Hills', KSMS-TV's, Las Tres's and Tierra ALTA's obligation to purchase a deceased member's stock in the Other Agreements, the Members hereto acknowledge and agree that the Company, Cabrillo, Golden Hills, KSMS-TV, Las Tres and Tierra Alta shall purchase such Membership Units and or stock in a manner such that the total percentage ownership interest (both direct and indirect) of each of the stockholders of Cabrillo, Golden Hills, KSMS-TV, Las Tres and Tierra Alta remain, relative to each other, the same (i.e., within two decimal points) as just prior to the purchase of such Membership Units and stock by the Company, Cabrillo, Golden Hills, KSMS-TV, Las Tres and Tierra ALTA.

               (vi)  Transfer of Membership Units.  Upon the payment in full of
                     ----------------------------
the Agreed Price, the Deceased Member's Estate shall deliver to the Company a receipt for the payment of the purchase and a membership unit assignment separate from certificate.

          (d) Removal.  Either Managing Member may be removed by a vote of a
              -------
Majority in Interest of the other Members solely "for cause".  For purposes of
Section 27(c), the phrase "for cause" means: (i) conviction of a felony or (ii) upon thirty (30 ) days' written notice following the determination by the Executive Committee that the Managing Member has engaged in intentional fraud or intentional misappropriation of Company assets; provided that the Company gives Managing Member written notice specifying the grounds for "cause" termination under this Section 27(d), and Managing Member fails to cure the same within thirty (30) days following such written notice.

      28. Dissolution of the Company.
          --------------------------

          (a) Events Causing Dissolution.  The Company shall be dissolved,
              --------------------------
liquidated and terminated:

              (i) In the event of the expulsion, Bankruptcy of the sole remaining Managing Member or purchase of the sole remaining Managing Member's entire interest pursuant to the Purchase Option set forth in Section 26, absent a vote to continue the Company and, if necessary, appoint a new Managing Member pursuant to Section 27 hereof;

              (ii) Upon the affirmative vote of the Managing Members and a Majority in Interest of the Non-Managing Members;

              (iii) Thirty-five (35) years after the date of the Certificate of Formation for the Company was filed;

              (iv)   As otherwise provided for herein or under the Act; or

              (v) Upon the sale of all or substantially all of the Assets, payment or other satisfaction of all known Company liabilities and distribution of all or substantially all of the sales proceeds and remaining Assets to the Members.

          (b) Termination Activities.
              ----------------------

              (i) Upon the dissolution of the Company, where no election is made to continue the Company pursuant to Section 27, the continuing operation of the Company's business shall be confined to those activities reasonably necessary to wind up the Company's affairs, discharge its obligations, and preserve and sell or distribute the Assets.

              (ii) The Members hereby acknowledge and agree that the Managing Member or, if both Managing Members have been terminated as such, a person approved by a Majority in Interest of the Non-Managing Members, shall have the sole power to execute and acknowledge and record or publish all such instruments that may be appropriate or necessary to reflect the dissolution and termination of the Company.

               (iii) A reasonable time shall be allowed for the orderly liquidation of the Assets and the discharge of the liabilities to creditors so as to minimize the normal losses attendant at liquidation.

               (iv) File a Certificate of Cancellation pursuant to (S)18-203 of the Act upon the completion of the winding up of the Company.

          (c)  Negative Capital Account Make-Up.  No Member shall be obligated
               --------------------------------
to contribute to the Company any negative balance in his or its capital account.

      29. Member Representations.  Each Member acknowledges, agrees and
          ----------------------
represents to the Company and the other Members that (a) he or it is an Accredited Investor, (b) he or it has been furnished with all documents and additional information requested by him or it for the purpose of evaluating whether an investment in the Company is suitable for the Member, (c) in evaluating an investment in the Company, the Member has consulted with his or its own investment and/or legal and/or tax advisor and has independently concluded that an investment by the Member in the Company is appropriate in light of his or its overall investment objectives and financial situation, (d) the Member has adequate means of providing for current needs and contingencies, has no need for liquidity with respect to his or its investment in the Company, and is able to bear the economic risk of a possible loss of the Member's entire investment in the Company, (e) the Member is purchasing his or its interest for the Member's own account for investment, and not with a view to or for resale in connection with any distribution of such security, (f) the Member has extensive experience in business and investments, and (g) the Member understands that there are no guarantees or assurances of any economic or other benefits that may accrue by virtue of holding an interest in the Company. Each Member further acknowledges, agrees and represents that he or it is not relying on any other Member, any officer, director, shareholder, partner, member, affiliate, employee, and/or agent thereof, and/or legal counsel of any other Member, or on any projections and/or representation (or lack thereof) by any of the aforementioned (except as expressly made in this Agreement) in reviewing this Agreement and in deciding whether to invest or participate as a Member.

      30. Notices.  Any written notice to any of the Members required or
          -------
permitted under this Agreement shall be deemed effective when delivered personally (including transmission by facsimile or other similar device), by overnight courier service, or three (3) days after the notice is sent by U.S. mail, postage prepaid, to the address indicated below the recipient's signature hereto. Notices to the Company shall be similarly given, and addressed to its principal office (Attn: Managing Members).

      31. Exhibits.  All Exhibits referred to in the body of this Agreement are,
          --------
as such Exhibits may hereafter be amended from time to time pursuant to terms set forth in the body of this Agreement, hereby incorporated by reference.

      32. Entire Agreement; Amendments.  This Agreement (i) amends and restates
          ----------------------------
in its entirety the Operating Agreement for the Company, dated January 11, 1996;, and the Amended and Restated Operating Agreement of Entravision Communications Company, L.L.C. dated December 30, 1996; (ii) supersedes and controls over any provisions in the Formation Agreement, as amended, and the Confidential Memorandum of Terms attached thereto as Exhibit "H" relating to this First Amended and Restated Operating Agreement and (iii) constitutes the full and complete agreement between the parties on the subject matter hereof, and, subject to Section 16(c)(vi), may be amended only by a writing executed by the Managing Members and Class A Non-Managing Members holding at least seventy-five percent (75%) of the Class A Units; provided that an amendment to admit a new Non-Managing Member pursuant to the terms of this Agreement shall only require the consent of the Managing Member and the new Members to be admitted pursuant to said amendment.

      33. Successors.  This Agreement shall be binding upon and inure
          ----------
to the benefit of the respective parties, their successors, heirs and assigns.

      34. Executed Counterparts.  This Agreement may be executed in one or more
          ---------------------
counterparts, all of which when fully-executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, any document may be signed and transmitted by facsimile with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby fully binding each such respective entity.

      35. Captions.  The section headings and captions shall in no way define,
          --------
limit, extend or interpret the scope of this Agreement or any particular section hereof.

      36. Computation of Time Periods.  All periods of time referred to in this
          ---------------------------
Agreement shall include Saturdays, Sundays and state or national holidays, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

      37. Gender; Statutory References.  All pronouns and any variations thereof
          ----------------------------
shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons or Member or Members or the context may require. Any reference to the Code, the Act or other statutes or laws will include all amendments, modifications, or replacements thereto.

      38. Severability.  Should any one or more of the provisions of this
          ------------
Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, then such illegal or unenforceable provision shall be modified by the proper court or arbitrator to the minimum extent necessary and possible to make such provision enforceable, and such modified provision and all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement shall be given effect separately from the provision or portion thereof determined to be illegal or unenforceable and shall not be affected thereby.

      39. Time of Essence.  Time is of the essence in all deadlines and time
          ---------------
periods set forth in this Agreement.

      40. Further Acts.  Each Member agrees to perform such additional acts and
          ------------
to execute and deliver such additional documents as reasonably may be necessary to carry out promptly the intent of this Agreement.

      41. Governing Law.  Notwithstanding the place where this Agreement may be
          -------------
executed by any of the parties hereto, this Agreement, the rights and obligations of the parties hereto, and any claims and disputes relating thereto, shall be subject to and governed by the Act and the other laws of the State of Delaware as applied to agreements among Delaware residents to be entered into and performed entirely within the State of Delaware, and such laws shall govern the limited liability company aspects of this Agreement.

      42. Attorneys' Fees.  In case any proceeding, whether at law, in equity or
          ---------------
in arbitration, shall be brought by any Member to enforce the terms of this Agreement, or any controversy arising therefrom, the prevailing party in each suit, as determined by the court or arbitrator, shall be entitled to the payment of reasonable attorneys' fees.

      43. Maximum Interest Rates.  Notwithstanding any provision in this
          ----------------------
Agreement to the contrary, no amount owing from any person pursuant to this Agreement or any agreement executed pursuant to the terms hereof shall accrue interest in excess of the maximum applicable rate permitted by California law. In the event that a person accepts as interest an amount which would exceed the highest lawful rate, the amount which would constitute excess interest shall be applied to the reduction of the unpaid principal balance due pursuant to the loan with respect to which such payment is being made.

      44. Arbitration.  Subject to Section 17 above, which shall be controlling
          -----------
with respect to disagreement between the Managing Members on day-to-day decisions affecting the management of the Company, any disputes which arise involving all or any of the Members under this Agreement shall be subject first to mediation, and then, in the absence of a resolution, to final, binding arbitration upon written request by any Member involved in the dispute in accordance with this Section. The dispute shall be submitted before the American Arbitration Association ("AAA") within thirty (30) days after the requesting notice in accordance with the AAA's Commercial Arbitration Rules as modified by this Section; a decision shall be issued within thirty (30) days after the close of the record; and judgment upon the award may be entered in any court having jurisdiction over the judgment. Upon invocation of the mediation/arbitration procedure by a Member, each party to the dispute shall submit to each other and the mediator/arbitrator their respective proposals for resolution of the dispute, and the mediation/arbitration shall be limited to the sole question of determining which written proposal is to be accepted. The mediator/arbitrator shall have no authority to compromise between the proposals. The substantive law of California shall be applied by the mediator/arbitrator, and this requirement shall be deemed jurisdictional. This mediation/arbitration provision shall be deemed self-executing. If a party to a dispute fails to appear at any properly noticed mediation/arbitration proceeding, an award may be entered against such party notwithstanding such failure to appear. If the parties disagree on the choice for a/an mediator/arbitrator, the parties shall jointly request the AAA to furnish a list of five available attorneys, businessmen, or both, experienced generally in commercial matters. After receipt of such list and an opportunity to consider the names, each party may designate in writing to the AAA not more than two names to be eliminated from the selection process. If more than one name remains after such eliminations are made, the selection of the mediator/arbitrator shall be made by lot from the remaining names. If either party makes demand upon the other for mediation/arbitration, the arbitration shall be conducted at the AAA offices in Los Angeles, California. The parties may mutually agree to another location. The expenses, wages and other compensation of any witnesses called before the mediator/arbitrator shall be borne by the party calling the witnesses. Other expenses incurred, including wages of participants, and preparation of briefs and date to be presented to the mediator/arbitrator, shall be borne separately by the respective parties. The fee for the arbitration, the mediator's/arbitrator's fees and expenses, the cost of any hearing room, and the cost of a shorthand or similar reporter and the original transcript shall all be borne by the Company.

      45. No Third Party Beneficiaries.  The Members intend and agree that their
          ----------------------------
respective obligations set forth in this Agreement constitute an agreement solely to and for the benefit of each other and not to or for the benefit of the Company or any third party. Accordingly, except as otherwise explicitly set forth herein, no third party shall be entitled to enforce the Member's obligations set forth herein.

      46. Consent of Spouse.  The spouse of any individual Member who has not
          -----------------
executed documents as a co-owner of such Member's interest in the Company shall be required to execute a "Consent of Spouse" in the form of Exhibit "C" attached hereto.

      47. Signatory Authority.  The individual or individuals signing this
          -------------------
Agreement on behalf of each Member represents to the other Members that he or she has full authority to do so, has received all required consents, and that his or her signature (together with the signature or signatures of any other individual signing below on behalf of such Member) is (are) the only signatures required to bind the Member on whose behalf he or she is signing this Agreement.

      48. Counsel to the Company.  Counsel to the Company may also be counsel to
          ----------------------
any Managing Member or any Affiliate of a Managing Member. The Managing Members may execute on behalf of the Company and the Members any consent to the representation of the Company the counsel may request pursuant to the California Rules of Professional Conduct or similar rules of any other jurisdiction ("Rules"). The Company is initially selecting Zevnik Horton Guibord & McGovern, L.L.P. ("Company Counsel") as legal counsel to the Company. Notwithstanding any adversity that may develop, in the event of any dispute or controversy arises between any Members and the Company, or between any Members or the Company on the one hand, and a Managing Member on the other hand, then each Managing Member agrees that Company Counsel may represent either the Company or such Managing Member, or both, in any such dispute or controversy to the extent permitted by the Rules, and each Member hereby consents to such representation. Each Member further acknowledges that while communications with the Company Counsel concerning the formation of the Company, its Members and Managing Members may be confidential with respect to third parties, no Member has any expectation that such communications are confidential with respect to such Member.

          IN WITNESS WHEREOF, the Members have executed this Agreement as of the date first shown above.

"Managing Member"

                              --------------------------------------------------
                              WALTER F. ULLOA
                              11900 Olympic Boulevard, Suite 590
                              Los Angeles, California  90064
                              (310) 820-5355
                              FAX: (310) 979-8804


"Managing Member"
                              --------------------------------------------------
                              PHILIP C. WILKINSON
                              11900 Olympic Boulevard, Suite 590
                              Los Angeles, California  90064
                              (310) 820-5355
                              FAX: (310) 979-8804

                      [SIGNATURES CONTINUED ON NEXT PAGE]

APPROVED AS TO FORM AND CONTENT:

Univision Communications, Inc.


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------
1999 Avenue of the Stars, Suite 3050
Los Angeles, California  90067
Telephone No.:  (310) 556-7600


                         [Counterpart Signature Page to
               First Amended and Restated Operating Agreement of
                  Entravision Communications Company, L.L.C.]

              [See Attached Non-Managing Members signature pages]
               ---

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBERS.


                         CABRILLO BROADCASTING CORPORATION,
                         a California corporation



                         By:
                            ------------------------------------------------
                              Philip C. Wilkinson, President

                         c/o: KBNT-TV, Channel 19
                         5764 Pacific Center Boulevard, Suite 110
                         San Diego, California  92121

                         Phone No.: (619) 597-1919
                         Fax No.:  (619) 597-1909


                         Dated: _______________, 1996

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBER.


                         GOLDEN HILLS BROADCASTING CORPORATION,
                         a Delaware corporation



                         By:
                             --------------------------------------------------
                              Walter F. Ulloa, President

                         c/o: KCEC
                         777 Grant Street, Suite 110
                         Denver, Colorado 80203

                         Phone No.: (303) 832-0050
                         Fax No.:  (303) 832-3410


                         Dated: _______________, 1996

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBERS.


                         KSMS-TV, INC.,
                         a Delaware corporation



                         By:
                             -----------------------------------------------
                              Walter F. Ulloa, President

                         11900 Olympic Boulevard, Suite 590
                         Los Angeles, California  90064

                         Phone No.: (310) 820-5355
                         Fax No.:   (310) 979-8804


                         Dated: ______________, 1996

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBERS.


                         ENTRAVISION MERGER CORP.,
                         a Delaware corporation



                         By:
                             --------------------------------------------------
                              Walter F. Ulloa, Chairman and Chief Executive Officer

                         11900 Olympic Boulevard, Suite 590
                         Los Angeles, California 90064

                         Phone No.: (310) 820-5355
                         Fax No.:   (310) 979-8804


                         Dated: ______________, 1996

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBERS.


                         LAS TRES PALMAS CORPORATION,
                         a Delaware corporation



                         By:
                            ----------------------------------------------------
                              Walter F. Ulloa, President

                         c/o: KVER-TV
                         41601 Corporate Way
                         Palm Desert, California 92260-1904

                         Phone No.: (619) 341-5837
                         Fax No.:  (619) 341-0951


                         Dated: _______________, 1996

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBERS.


                         TIERRA ALTA BROADCASTING, INC.,
                         a Delaware corporation



                         By:
                            --------------------------------------------------
                              Yrma G. Rico, President

                         22 Commerce Center Way
                         Henderson, Nevada 89015

                         Phone No.: (702) 433-0027
                         Fax No.:  (702) 434-0527


                         Dated: _______________, 1996

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBER.


               EDITH SEROS, TRUSTEE OF THE WALTER F. ULLOA IRREVOCABLE TRUST dated October 9, 1996



                         By:
                            ---------------------------------------------------
                              (Signature)

                         Its:
                              -------------------------------------------------

                         Print Name:
                                    -------------------------------------------

                         11900 Olympic Boulevard, Suite 590
                         ------------------------------------------------------
                         Los Angeles, California 90064
                         ------------------------------------------------------
                         ------------------------------------------------------
                         (Address)

                         Phone No.: (310) 820-5355
                         Fax No.:  (310) 979-8804


                         Dated: ______________, 1996

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBER.


                        PHILIP C. WILKINSON AND WENDY K. WILKINSON, AS TRUSTEES OF THE 1994 WILKINSON CHILDREN'S GIFT TRUST



                         By:
                             ---------------------------------------------------
                              Philip C. Wilkinson, Trustee

                         By:
                             ---------------------------------------------------
                              Wendy K. Wilkinson, Trustee


                         11900 Olympic Boulevard, Suite 590
                         -------------------------------------------------------
                         Los Angeles, California 90064
                         -------------------------------------------------------
                         (Address)

                         Phone No.: (310) 820-5355
                         Fax No.:  (310) 979-8804


                         Dated: ______________, 1996

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBER.


                   KEVIN GRENHAM and KENNETH D. POLIN, CO-TRUSTEES OF THE PAUL
                   A. ZEVNIK IRREVOCABLE TRUST dated November 2, 1996



                         By:
                            ----------------------------------------------------
                              (Signature)

                         Its:
                             ---------------------------------------------------
                         Print Name:
                                    --------------------------------------------

                         1299 Pennsylvania Avenue, N.W., Ninth Floor
                         -------------------------------------------------------
                         Washington, D.C.  20004
                         -------------------------------------------------------
                         (Address)

                         Phone No.: (202) 824-0950
                         Fax No.:  (202) 824-0955


                         Dated: ______________, 1996

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBER.



                         PAUL A. ZEVNIK


                         1299 Pennsylvania Avenue, N.W., Ninth Floor
                         ------------------------------------------------------
                         Washington, D.C.  20004
                         ------------------------------------------------------
                         ------------------------------------------------------
                         (Address)

                         Phone No.: (202) 824-0950
                         Fax No.:  (202) 824-0955


                         Dated: ______________, 1996

                     SIGNATURE PAGE FOR NON-MANAGING MEMBER


THE NON-MANAGING MEMBER INTERESTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (a) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR (b) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE MANAGING MEMBER.



                         ------------------------------------------------------
                         RICHARD D. NORTON


                         1299 Pennsylvania Avenue, N.W., Ninth Floor
                         ------------------------------------------------------
                         Washington, D.C.  20004
                         ------------------------------------------------------
                         ------------------------------------------------------
                         (Address)

                         Phone No.: (202) 824-0950
                         Fax No.:  (202) 824-0955


                         Dated: ______________, 1996

                                  EXHIBIT "A"
                              SCHEDULE OF MEMBERS

===============================================================================================================================
                                                  Number                  Description of Initial                   Percentage
               Members                  Class   of Units*                  Capital Contribution                    Interest *
===============================================================================================================================

Managing Members:
-------------------------------------------------------------------------------------------------------------------------------

WALTER F. ULLOA                           C        225,139                       $100                                20.77%
-------------------------------------------------------------------------------------------------------------------------------
PHILIP C. WILKINSON                       C         25,111                       $100                                 2.32%
-------------------------------------------------------------------------------------------------------------------------------

Non-Managing Members:
-------------------------------------------------------------------------------------------------------------------------------
CABRILLO BROADCASTING                     A        339,475   That certain low power television station               31.31%
CORPORATION,                                                 known as KBNT-TV 19 in San Diego,
a California corporation                                     California, and all related tangible and
                                                             intangible assets, including, but not limited
                                                             to, material contracts, leases, licenses,
                                                             tradenames, customer lists, accounts
                                                             receivable, furniture, fixtures and equipment.
                                                             $___________ value.
-------------------------------------------------------------------------------------------------------------------------------

GOLDEN HILLS BROADCASTING                 A        185,633   That certain television station known as                17.12%
CORPORATION,                                                 UHF-TV Channel 50 in Denver, Colorado,
a Delaware corporation                                       currently known by the call letters "KCEC",
                                                             including low power television stations
                                                             K43DK, Denver and K27DU, Colorado
                                                             Springs /Pueblo, and all related tangible and
                                                             intangible assets, including, but not limited
                                                             to, material contracts, leases, licenses,
                                                             tradenames, customer lists, accounts
                                                             receivable, furniture, fixtures and equipment.
                                                             $___________ value.
-------------------------------------------------------------------------------------------------------------------------------

KSMS-TV, INC.,                            A         14,413   That certain television station UHF-TV                   1.33%
a Delaware corporation                                       Channel 67, Monterey, California, and all
                                                             related tangible and intangible assets,
                                                             including, but not limited to, material
                                                             contracts, leases, licenses, tradenames,
                                                             customer lists, accounts receivable,
                                                             furniture, fixtures and equipment.
                                                             $___________ value.
-------------------------------------------------------------------------------------------------------------------------------

LAS TRES PALMAS CORPORATION,              A         14,956   KVER-TV4 in Indio/Palm Springs,                          1.38%
a Delaware corporation                                       California; the escrow rights to purchase
                                                             KLOB-FM in Desert Hot Springs /Palm
                                                             Springs, California, and the proposed
                                                             assignee of KAJB, Channel 54, Calipatria,
                                                             California, and all related tangible and
                                                             intangible assets, including, but not limited
                                                             to, material contracts, leases, licenses,
                                                             tradenames, customer lists, accounts
                                                             receivable, furniture, fixtures and equipment.
                                                             $___________ value.

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================
                                                  Number                  Description of Initial                   Percentage
               Members                  Class   of Units*                  Capital Contribution                    Interest *
===============================================================================================================================
VALLEY CHANNEL 48, Inc.,                  A     [TO BE       KNVO-TV 48 in Harlingin-McAllen, Texas                 [TO BE
a Texas corporation                             PROVIDED]    _____% and all related tangible and                    PROVIDED]
                                                             intangible assets, including, but not limited
                                                             to, material contracts, leases, licenses,
                                                             tradenames, customer lists, accounts
                                                             receivable, furniture, fixtures and equipment.
                                                             $________________ value.


==================================================================================================================================

TIERRA ALTA BROADCASTING, INC.,           A     171,507      KINC, Channel 15 in Las Vegas, Nevada,                  15.82%
a Delaware corporation                                       and all related tangible and intangible assets,
                                                             including, but not limited to, material
                                                             contracts, leases, licenses, tradenames,
                                                             customer lists, accounts receivable,
                                                             furniture, fixtures and equipment.
                                                             $___________ value.


-----------------------------------------------------------------------------------------------------------------------------------

EDITH SEROS, TRUSTEE OF THE               A         23,920   Exchange of Existing Percentage Interest                      2.21%
WALTER F. ULLOA IRREVOCABLE
TRUST dated October 9, 1996
-----------------------------------------------------------------------------------------------------------------------------------


PHILIP C. WILKINSON AND WENDY K.          A         23,920   Exchange of Existing Percentage Interest                      2.21%
WILKINSON, AS TRUSTEES OF THE
1994 WILKINSON CHILDREN'S GIFT
TRUST
-----------------------------------------------------------------------------------------------------------------------------------


KEVIN GRENHAM and KENNETH D.              A         23,920   Exchange of Existing Percentage Interest                      2.21%
POLIN, CO-TRUSTEES OF THE PAUL A.
ZEVNIK IRREVOCABLE TRUST dated
November 2, 1996
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            .95%
PAUL A. ZEVNIK                            A         10,313
-----------------------------------------------------------------------------------------------------------------------------------


PAUL A. ZEVNIK                            C         13,460                                                                 1.24%

-----------------------------------------------------------------------------------------------------------------------------------

RICHARD NORTON                            C         12,321                                                                 1.13%
===================================================================================================================================

TOTAL                                                                                                           100.0000% /12/
===================================================================================================================================

--------------------------
/1/ Excludes Class D Units issued pursuant to the Equity Incentive Pool equal to up to 5% of the Percentage Interests of the Company on a fully diluted basis.

/2/ Also excludes the Percentage Interest of Univision upon exercise of the Univision Option.

                                  EXHIBIT "B"

                                    GLOSSARY
                                    --------


     1.   "Accredited Investor" means an investor who, at the time of its
           -------------------
purchase of an interest in the Company, falls into one of the following categories:

          (a) A natural person whose individual net worth or joint net worth with that person's spouse, exceeds One Million Dollars ($1,000,000) (including home, home furnishings and automobiles);

          (b) A natural person who had an individual income (excluding any income of his or her spouse) in excess of Two Hundred Thousand Dollars ($200,000) in each of the two most recent years, or joint income with his or her spouse in excess of Three Hundred Thousand Dollars ($300,000) in each of those years and who reasonably expects to reach the same income level in the current year;

          (c) An entity that (i) is a corporation, a partnership, or a Massachusetts or similar business trust; (ii) has total assets in excess of Five Million Dollars ($5,000,000), and (iii) was not formed for the specific purpose of acquiring an interest in the Company;

          (d) A trust with total assets in excess of Five Million Dollars ($5,000,000), not formed for the specific purpose of acquiring an interest in the Company whose purchase of an interest in the Company is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act");

          (e) A bank as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act; a private business development company, as defined in Section 202(a)(22) of the Investment Advisor's Act of 1940; or a Small Business Investment Company licensed by the U.S. Business Administration under Sections 301(c) or (d) of the Small Business Act of 1958; any plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          (f) The Managing Members of the Company; or

          (g) An entity in which all the equity owners are Accredited Investors as defined in subparagraphs (a) through (f) above.

     2.   "Act" shall have the meaning set forth in Recital B of this Agreement.
           ---

     3.   "Adjusted Capital Account" means, with respect to any Member, such
           ------------------------
Member's capital account balance after increasing such capital account balance by such Member's share of Minimum Gain and decreasing such capital account balance by any items described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4),
(5) and (6).

     4.   "Affiliate" means as to any Person, (a) any other Person which,
           ---------
directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or (b) any Person who is a director, officer, shareholder or partner (i) of such Person, (ii) or of any Person described in the preceding clause (a). For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote securities having 5% or more of the ordinary voting power for the election of directors of such Person or (ii) direct Person whether by contract or otherwise.

     5.   "Agreement" means this First Amended and Restated Operating Agreement
           ---------
of ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., as amended from time to time in accordance with the terms hereof.

     6.   "Assets" mean all assets and rights of the Company, of whatever nature
           ------
(e.g., tangible, intangible, inchoate, contractual, claims--whether contingent
 ----
or liquidated, etc.).

     7.   "Bankruptcy" shall have the meaning given such term by the Act.
           ----------

     8.   "Cash Available for Distribution" shall mean, with respect to any
           -------------------------------
fiscal period, all cash receipts during such fiscal period, less (a) the amount of cash disbursed by the Company during such period, including, without limitation, third-party debt service, expenditures required to be capitalized, and operating cash expenses such as licensing fees, taxes, utilities and telephone expenses, insurance expenses, supplies, professional expenses, rent, general and administrative expenses, costs of preparing and printing reports and communications to customers and to Members, reasonable travel expenses for Company business, and fees and distributions to Members, (b) capital contributions and other equity and debt financing, to the extent determined by the Managing Members to be necessary or appropriate to fund Reserves, and (c) excluding any Reserves.

     9.   "Class A Non-Managing Members" shall mean Cabrillo Broadcasting
           ----------------------------
Corporation, a California corporation, Golden Hills Broadcasting Corporation, a Delaware corporation, KSMS-TV, Inc., a Delaware corporation, Las Tres Palmas Corporation, a Delaware corporation, Tierra Alta Broadcasting, Inc., a Delaware corporation, Entravision Merger Corp., a Delaware corporation (which following closing of the Acquisition Agreement and Plan of Merger will become Valley Channel 48, Inc., a Texas corporation). Edith Seros, Trustee of the Walter F. Ulloa Irrevocable Trust of 1996 dated October 9, 1996, and Kevin Grenham and Kenneth D. Polin, Co-Trustees of The Paul A. Zevnik Irrevocable Trust dated November 2, 1996; Joseph Wilkinson, Trustee of the Philip C. Wilkinson Irrevocable Trust dated November 2, 1996.

     10.  "Class C Members" shall mean Walter F. Ulloa, Philip C. Wilkinson,
           ---------------
Paul A. Zevnik and Richard Norton.

     11.  "Class D Members" shall mean those persons issued Class D Non-Voting,
           ---------------
Non-Managing Membership Units.

     12.  "Class A Units" shall mean membership interests in the Company which
           -------------
carry full voting rights, are issued in return for contributions of cash or other property to the Company, and carry an initial capital interest in the Company equal to the credit to each contributing Class A Unit Holder's capital account in connection with such holder's initial capital contribution to the Company.

     13.  "Class B Units" shall mean Units issued to third parties in accordance
           -------------
with Section 7 hereof on terms and conditions determined by the Executive Committee.

     14.  "Class C Units" shall mean Units in the Company which carry full
           -------------
voting rights and are issued to persons in connection for services to be rendered to the Company in each such person's capacity as a Member of the Company. Class C Units shall not have a capital interest in the Company upon their issuance.

     15.  "Class D Units" shall mean Units with no voting rights hereunder
           -------------
issued to persons pursuant to the terms of this Agreement or as otherwise determined by the Executive Committee.

     16.  "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, or any corresponding provision of succeeding law.

     17.  "Company" shall mean the limited liability company formed pursuant to
           -------
the Certificate of Formation referred to in Section 2 of this Agreement.

     18.  "Executive Committee" shall mean the committee described in Section 16
           -------------------
of the Agreement.

     19.  "Initial Public Offering" shall have the meaning set forth in Section
           -----------------------
26(i) of the Agreement.

     20.  "Majority in Interest" shall mean those Members of the group of
           --------------------
Members to whom reference is being made owning more than fifty percent (50%) of the outstanding Percentage Interests held by such group of Members.

     21.  "Managing Members" shall mean Walter F. Ulloa and Philip C. Wilkinson.
           ----------------

     22.  "Members" shall refer collectively to the Managing Members and the
           -------
Non-Managing Members. Reference to a "Member" shall be to any one of the Members.

     23.  "Member Non-recourse Debt" shall mean a loan described in 1.704-
           ------------------------
2(b)(4).

     24.  "Minimum Gain" shall mean the amount determined by computing with
           ------------
respect to each nonrecourse liability of the Company, including for this purpose a Member Non-Recourse Debt, the amount of gain that would be realized by the Company if it disposed of the Asset subject to such liability in full satisfaction thereof, and by then aggregating the amounts so computed.

     25.  "Net Income" or "Net Losses," respectively, means all items of income
           ----------      ----------
as properly determined for "book" purposes, and "Net Losses" refers to all items of deductions and loss as properly determined for "book" purposes. Book income and loss shall be determined based on the value of the Company's Assets as set forth on the books of the Company in accordance with the principles of Regulations Section 1.704-1(b)(2)(iv)(g).

     26.  "Non-Managing Members" shall refer to all persons holding a Non-
           --------------------
Managing Member interest in the Company, regardless of class.

     27.  "Non-Recourse Deductions" has that meaning given to the term by
           -----------------------
Regulation Section 1.704-2.

     28.  "Percentage Interest" shall mean the percentage interest assigned to a
           -------------------
Member with respect to allocations of Net Income and Net Losses, distributions, voting rights (other than holders of Class D Units) and certain other incidents of a Member's interest in the Company, as set forth on the attached Exhibit "A".

     29.  "Person" means any individual, firm, partnership, joint venture,
           ------
corporation, association, limited liability company, business enterprise trust, unincorporated organization, government or department or agency thereof or other entity, whether acting in an individual, fiduciary or other capacity.

     30.  "Presumed Company Tax Liability(ies)" shall, as to each Member for any
           -----------------------------------
given fiscal year of the Company, be deemed to be equal to the product of the excess, if any, of the cumulative amount of the income and gain items reported or reportable on such Member's Schedule K-1 (IRS Form 1065) with respect to the Company for such year over the sum of the deduction and loss items reported or reportable on such Schedule K-1 for such year, and the maximum combined effective federal and California (or other state or the District of Columbia, as applicable) state corporate or individual income tax rate in effect for such year, whichever is higher.

     31.  "Prime Rate" shall mean the highest prime or reference rate as quoted
           ----------
from time to time by The Wall Street Journal, which shall be a variable rate.
                     -----------------------
Any interest rates described in this Agreement that are described with reference to the Prime Rate shall similarly be variable interest rates and shall change immediately effective upon any change in the Prime Rate.

     32.  "Proportionate" and "Proportionately," means, when used with respect
           -------------       ---------------
to the Members (or a group of them), the proportion that each such Member's outstanding Percentage Interest bears to the total outstanding Percentage Interests of all Members to whom reference is made.

     33.  "Regulations" means the temporary, proposed and final regulations
           -----------
promulgated by the Treasury Department pursuant to the Code.

     34.  "Reserves" means, with respect to any fiscal period, funds set aside
           --------
or amounts allocated during such period to Reserves, which shall be maintained in a minimum amount equal to two (2) months operating expenses for the Company plus such additional amounts determined to be appropriate by the Managing Members for working capital and contingencies.

                                  EXHIBIT "C"

                               CONSENT OF SPOUSE
                               -----------------


     I, __________________________________________, spouse of
_________________________________________________, do hereby certify, acknowledge and agree as follows:

     1. I have read and approve each and every provision set forth in the foregoing Agreement.

     2. I accept and agree to be bound by the Agreement in all respects and in lieu of each other interest I may have in Entravision Communications Company, L.L.C. (the "Company"), whether that interest may be community property or quasi-community property under the laws of the State of California or other laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

     3. I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement.

     4. I hereby consent to any amendments or modifications to the Agreement that are consented to, executed by or otherwise binding upon my spouse.


Dated:  _______________________, 19___.



                              -----------------------------------
                              (Signature)

                              -----------------------------------
                              (Please Print Name)

                                  SCHEDULE "1"

                     LIST OF PERMISSIBLE BUSINESS ENDEAVORS

     MEMBER                         Permissible Business Endeavor
     ------                         -----------------------------

Walter F. Ulloa                     Entravision Holdings, L.L.C.; Entravision
                                    Merger Corp.; Cabrillo Broadcasting
                                    Corporation; Golden Hill Broadcasting
                                    Corporation; KSMS-TV, Inc.; Las Tres Palmas
                                    Corporation; Tierra Alta Broadcasting, Inc.

Philip C. Wilkinson                 Entravision Holdings, L.L.C.; Golden Hills
                                    Broadcasting Corporation; KSMS-TV, Inc.

Cabrillo Broadcasting               Cabrillo Broadcasting Corporation
Corporation

Golden Hills                        Golden Hills Broadcasting Corporation
Broadcasting Corporation

KSMS-TV, Inc.                       KSMS-TV, Inc.

Las Tres Palmas                     Las Tres Palmas Corporation
Corporation

Tierra Alta Broadcasting            Tierra Alta Broadcasting Corporation
Corporation

Entravision Merger Corp.            Entravision Merger Corp.

Ulloa Trust                         None

Zevnik Trust                        None

Wilkinson Children's Gift Trust     None

Paul A. Zevnik                      Entravision Merger Corp.; Golden Hills
                                    Broadcasting Corporation; KSMS-TV, Inc.; Las
                                    Tres Palmas Corporation; Tierra Alta
                                    Broadcasting, Inc.

Richard D. Norton                   Entravision Merger Corp.; KSMS-TV, Inc.;
                                    Tierra Alta Broadcasting, Inc.; Golden Hills
                                    Broadcasting Corporation


                               Schedule "I" - 1

                    Costa de Oro Television, Inc., a California corporation Tidewater Capital Corporation, a Delaware corporation
                    43 Corporation, Inc., a Delaware corporation
                    TCC II Corporation, a Delaware corporation
                    Beach 43 Corporation, Inc., a Delaware corporation
                    Las Tres Campanas Television, Inc., a Nevada corporation Biltmore Broadcasting, a Delaware corporation
                    Channel 44 Associates, a California limited partnership
                    La Paz, Ltd., a California limited partnership
                    La Paz Wireless, Ltd., a California limited partnership
                    La Paz Wireless Corp., a Delaware corporation
                    Zeus Corporation of Washington, Inc., a Delaware corporation Lomas de Oro Broadcasting Corporation

                                Schedule "I" - 2

                                   EXHIBIT D
                                   ---------

                              FIRST AMENDMENT TO
                       ORIGINAL NOTE PURCHASE AGREEMENT

                              FIRST AMENDMENT TO
                             AMENDED AND RESTATED
                SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT


          THIS FIRST AMENDMENT TO AMENDED AND RESTATED SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT (this "Amendment") is made and entered as of _________ __, 199_ (the "Effective Date"), by and among Univision Communications Inc., a Delaware corporation ("Univision"), Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), KSMS-TV, Inc. ("KSMS"), a Delaware corporation, Tierra Alta Broadcasting, Inc. ("Tierra Alta"), a Delaware corporation, Cabrillo Broadcasting Corporation ("Cabrillo"), a California corporation, Golden Hills Broadcasting Corporation ("Golden"), a Delaware corporation, Las Tres Palmas Corporation ("Las Tres"), a Delaware corporation, Valley Channel 48, Inc., a Texas corporation ("Valley Channel") and successor-in-interest by merger to Entravision Merger Corp. (each of the Company, KSMS, Tierra Alta, Cabrillo, Golden, Las Tres and Valley Channel a "Borrower", and collectively, the "Borrowers"), and Walter F. Ulloa, an individual and Philip C. Wilkinson, an individual, as the managing members (the "Managing Members"), and amends the AMENDED AND RESTATED SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT made and entered as of December 30, 1996 (the "Subordinated Note Purchase Agreement") among the parties hereto with reference to the following:

                                   RECITALS
                                   --------

          A. Univision has made a Loan to the Company in the principal amount of $3,000,000 which is evidenced by a Subordinated Promissory Note due August 19, 1997.

          B. Univision has purchased a Non-Negotiable Subordinated Note from the Company in the principal amount of $10,000,000.

          C. The Company has sold the Non-Negotiable Subordinated Note to Univision and has granted to Univision an option to acquire 25.55% fully diluted ownership interest in the Company.

          D. Univision Television Group, Inc. ("UTG"), an indirect wholly owned subsidiary of Univision, KLUZ License Partnership ("License Partnership") and the Company have entered into an Asset Purchase Agreement pursuant to which UTG and License Partnership have agreed to sell to the Company certain assets used in connection with the operation of the television broadcast station KLUZ (TV), Channel 41 in Albuquerque, New Mexico.

          E. In partial consideration of the Asset Purchase Agreement, the Managing Members of the Company hereby grant to Univision an option to acquire an additional 2% fully diluted ownership interest in the Company.

                                   AGREEMENT
                                   ---------

          In consideration of the promises, the mutual covenants and the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

          Section 1.  AMENDMENTS TO THE SUBORDINATED NOTE PURCHASE AGREEMENT

          Section 3.2 of the Subordinated Note Purchase Agreement is hereby deleted and a new Section 3.2 is substituted therefor reading in its entirety as follows:

               "3.2  Option Percentage. Upon exercise, the Univision Option
                     -----------------
     shall entitle Univision to acquire [27.55%] of the sum of (i) the Class A and Class C Non-Managing Membership Units currently issued plus (ii) the Class A and Class C Non-Managing Membership Units to be issued upon the Reorganization (as defined below) plus (iii) the Class A Non-Managing Membership Units to be issued to Univision on exercise of the Univision Option (the "Option Percentage"), including those to be issued to Valley Channel in accordance with the Operating Agreement. Univision's Option Percentage shall also proportionately increase upon purchase by the Company of any Class A Non-Managing Membership Units outstanding on the Effective Date or the non-issuance of any Class A Non-Managing Membership Units contemplated to be issued in the Reorganization which are not so issued. There shall be no adjustment related to the option to acquire 11,965 units held by Dr. Armando Navarro."

          Section 2.  CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent:

          A. On or before the Effective Date, the Company and Univision shall deliver to one another, executed copies of this Amendment.

          B. On or before the Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be completed by the parties hereto.

          Section 3.  REPRESENTATIONS AND WARRANTIES

          The Subordinated Note Purchase Agreement as amended by this Amendment (the "Amended Agreement") has been authorized by the Company and each of the Borrowers and is a valid and binding obligation of the Company, each of the Borrowers and each of the Managing Members enforceable against such party in accordance with its terms.

          Section 4.  MISCELLANEOUS

          A. On and after the Effective Date, each reference in the Subordinated Note Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Subordinated Note Purchase Agreement, shall mean and be a reference to the Amended Agreement.

          B. Except as specifically amended by this Amendment, the Subordinated Note Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          C. Without limiting the generality of the provisions in the Subordinated Note Purchase Agreement, and nothing in this Amendment shall be deemed to constitute a waiver of any other provision of, or operate as a waiver of any right, power or remedy of Univision or the Company under any other provision of Subordinated the Note Purchase Agreement.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Effective Date and, as applicable in their respective corporate names by their duly authorized officers.

                         UNIVISION COMMUNICATIONS INC.,
                         a Delaware corporation

                         By:_________________________________
                         Name:_______________________________
                         Title:______________________________

                         ____________________________________
                         ____________________________________

                         ENTRAVISION COMMUNICATIONS
                         COMPANY, L.L.C.,
                         a Delaware limited liability company

                         By:_________________________________
                               Walter F. Ulloa, Managing Member


                         By:_________________________________
                               Philip Wilkinson, Managing Member

                         11900 Olympic Boulevard, Suite 590
                         Los Angeles, California 90064
                         Fax No.: (310) 979-8804

                         BORROWERS

                         KSMS-TV, INC.

                         By: ________________________________
                         Name: ______________________________
                         Title: _____________________________

                         11900 Olympic Boulevard, Suite 590
                         Los Angeles, California 90064
                         Fax No.: (310) 979-8804

                         TIERRA ALTA BROADCASTING, INC.

                         By: ________________________________
                         Name: ______________________________
                         Title: _____________________________

                         22 Commerce Center Way
                         Henderson, Nevada 89015
                         Fax No.: (702) _____________

                         CABRILLO BROADCASTING CORPORATION

                         By: ________________________________
                         Name: ______________________________
                         Title: _____________________________

                         KBNT-TV, Channel 19
                         5764 Pacific Center Boulevard, Suite 110
                         San Diego, California 92121
                         Fax No.: (619) 597-1909

                         GOLDEN HILLS BROADCASTING CORPORATION

                         By: ________________________________
                         Name: ______________________________
                         Title: _____________________________

                         KCEC
                         777 Grant Street, Suite 110
                         Denver, Colorado 80203
                         Fax No.: (303) 832-3410

                         LAS TRES PALMAS CORPORATION

                         By: ________________________________
                         Name: ______________________________
                         Title: _____________________________

                         KVER-TV
                         41601 Corporate Way
                         Palm Desert, California 92260-1904
                         Fax No.: (619) 341-0951

                         MANAGING MEMBERS

                         WALTER E. ULLOA

                         ____________________________________

                         PHILIP C. WILKINSON

                         ____________________________________

                                   EXHIBIT E
                                   ---------

                             SECOND AMENDMENT TO
                       ORIGINAL NOTE PURCHASE AGREEMENT

                               SECOND AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT
                -----------------------------------------------

     This Second Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement (the "Second Amendment") is dated March 2, 2000 by and among Univision Communications Inc., a Delaware corporation ("Univision"), Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), KSMS-TV, Inc., a Delaware corporation, Tierra Alta Broadcasting, Inc., a Delaware corporation, Cabrillo Broadcasting Corporation, a California corporation, Golden Hills Broadcasting Corporation, a Delaware corporation, Las Tres Palmas Corporation, a Delaware corporation, Valley Channel 48, Inc., a Texas corporation and successor-in-interest to Entravision Merger Corp., Walter F. Ulloa, an individual, and Philip C. Wilkinson, an individual, with respect to the following facts:

     WHEREAS, the parties hereto have previously entered into that certain Amended and Restated Subordinated Note Purchase and Option Agreement dated as of December 30, 1996 (the "Original Agreement"), pursuant to which, among other things, Univision was granted the Univision Option to acquire an equity interest in the Company (adjusted to 25.55%) for an aggregate exercise price of $10,000,000.

     WHEREAS, the parties hereto have previously entered into that certain First Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement dated as of March 31, 1999 (the "First Amendment"), pursuant to which, among other things, the Univision Option was increased to an option to acquire a 27.90% equity interest in the Company for an aggregate exercise price of $10,000,000.

     WHEREAS, in connection with the Original Agreement, the Company has previously executed that certain Non-Negotiable Subordinated Note dated December 30, 1996 in the principal amount of $10,000,000 in favor of Univision (the "Original Note").

     WHEREAS, Univision and the Company are entering into that certain First Amended and Restated Non-Negotiable Promissory Note of even date herewith, in order to, among other things, increase the principal amount of the Original Note by $110,000,000, from $10,000,000 to $120,000,000.

     WHEREAS, the parties hereto now desire to amend the Original Agreement, as amended by the First Amendment, as set forth herein in order to, among other things, increase the percentage of the Univision Option to 40% (as computed in Section 3 of this Second Amendment).

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each signatory hereto, it is agreed as follows:

     1. The reference in the Section 3 of the Original Agreement to the defined term "Operating Agreement" shall refer to the First Amended and Restated Operating Agreement of the Company dated effective December 30, 1996, as amended through the date hereof.

     2. The first sentence of Section 3.1 of the Original Agreement shall be amended and restated in its entirety to read as follows:

         "Univision is hereby granted a right to acquire an equity interest in the Company (as calculated in Section 3.2 below) through the acquisition of Class A Non-Managing Membership Units for a total exercise price of One Hundred Twenty Million Dollars ($120,000,000) reduced but not below $1, by the payment to Univision of any amounts distributed pursuant to Section 3(a)(iv) of the Subordinated Note as a Prepayment Amount (as defined in the Subordinated Note) (the "Univision Option")."

     3. The first sentence of Section 3.2 of the Original Agreement shall be amended and restated in its entirety to read as follows:

         "Upon exercise, the Univision Option shall entitle Univision to acquire 40% of the sum of (i) the Class A, Class C, Class E and Class F Non-Managing Membership Units currently issued plus (ii) the Class D Units issued or promised to be issued as of the date hereof (but expressly excluding any future issuances of Class D Units by the Company up to an aggregate maximum for all Class D Units equal to five percent (5%) of the fully diluted interests in the Company assuming the exercise of the Univision Option) plus (iii) the Class A Non-Managing Membership Units to be issued to Univision on exercise of the Univision Option (the "Option Percentage"). The parties hereto acknowledge and agree that the pro forma capitalization table of the Company attached hereto as Schedule
                                                                     --------
"A" and incorporated herein by this reference is true and correct as of the date
---
hereof."

     4. Section 3.4(c) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

         "(c) Deliver the original of the Subordinated Note (and any amendments thereto) marked "cancelled" and "paid in full.""

     5. The parties hereto acknowledge and agree that the address, telephone number and facsimile number of the Company, each Borrower and each Managing Member for purposes of Section 5.3 shall be: 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, telephone number (310) 447-3870, facsimile number (310) 447-3899.

     6. All capitalized terms used in this Second Amendment and not otherwise defined shall have the meaning assigned such term in the Original Agreement and the First Amendment. Except as expressly amended hereby, all other terms and conditions of the Original Agreement and the First Amendment shall remain in full force and effect.

     7. This Second Amendment may be executed in one or more counterparts, all of which when fully executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, any document may be signed and transmitted by facsimile with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby fully binding each such respective entity.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the date first written above.

Univision                UNIVISION COMMUNICATIONS INC.,
                         a Delaware corporation


                         By:___________________________________________________
                         Name:_________________________________________________
                         Title:

Entravision              ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.,
                         a Delaware limited liability company


                         By:___________________________________________________
                               Walter F. Ulloa, Chairman, Chief Executive
                               Officer and Managing Member


                         By:___________________________________________________
                               Philip C. Wilkinson, President, Chief Operating Officer and Managing Member

                         KSMS-TV, INC.,
                         a Delaware corporation


                         By:___________________________________________________
                               Walter F. Ulloa, Chief Executive Officer

                         TIERRA ALTA BROADCASTING, INC.,
                         a Delaware corporation


                         By:___________________________________________________
                               Walter F. Ulloa, Chief Executive Officer


                 [Signature Page No. 1 to Second Amendment to
     Amended and Restated Subordinated Note Purchase and Option Agreement]

                         CABRILLO BROADCASTING CORPORATION,
                         a California corporation


                         By:___________________________________________________
                               Philip C. Wilkinson, President

                         GOLDEN HILLS BROADCASTING CORPORATION,
                         a Delaware corporation


                         By:___________________________________________________
                               Walter F. Ulloa, President

                         LAS TRES PALMAS CORPORATION,
                         a Delaware corporation


                         By:___________________________________________________
                               Walter F. Ulloa, President

                         VALLEY CHANNEL 48, INC.,
                         a Texas corporation and successor-in-interest to Entravision Merger Corp.


                         By:___________________________________________________
                               Walter F. Ulloa, Chief Executive Officer


                         ______________________________________________________
                         Walter F. Ulloa, an individual


                         ______________________________________________________
                         Philip C. Wilkinson, an individual

                 [Signature Page No. 2 to Second Amendment to
     Amended and Restated Subordinated Note Purchase and Option Agreement]

                                 SCHEDULE "A"

                        PRO FORMA CAPITALIZATION TABLE
                        ------------------------------

                       ENTRAVISION COMMUNICATIONS COMPANY, L.L.C. - PRO FORMA DIRECT AND INDIRECT OWNERSHIP

                                                               Wilkinson      Wilkinson       Wilkinson         Ulloa       Ulloa
         CLASS A UNITS                                                           Trust     Children's Trust                 Trust
----------------------------------
   Cabrillo                                          330,816                   287,517                           8,660
   Golden Hills                                      137,801     33,596                                         47,832
   KSMS-TV                                            14,413      4,324                                          4,324
   Las Tres                                           13,460                                                     6,730
   Tierra Alta                                       171,507                                                    57,883
   Ulloa Trust                                        23,920                                                                 23,920
   Wilkinson Children's Trust                         23,920                                      23,920
   Zevnik Trust                                       23,920
   Valley Channel                                    665,980                   240,667                         240,667
   Telecorpus                                        149,300                    26,216            28,424        26,216       28,424

TOTAL A UNITS                                      1,555,037     37,920        554,400            52,344       392,312       52,344

  CLASS A UNITS (Univision Option)
----------------------------------

   Univision                                         665,289
   Univision (KLUZ)                                   71,330

TOTAL A AND A UNITS (UNIVISION OPTION)             2,291,656

         CLASS C UNITS
----------------------------------

   Managing Members and Service Providers            286,206     25,131                                        225,139

TOTAL A, A (UNIVISION OPTION) & C UNITS            2,577,862     63,051        554,400            52,344       617,451       52,344

         CLASS D UNITS
----------------------------------

   Lawrence E. Safir                                  54,284
  Jeanette L. Tully                                   14,161
  Bram Watkins (Option)                               19,710

TOTAL A, A(UNIVISION OPTION), C & D UNITS          2,666,017

         CLASS E UNITS
----------------------------------

   Paul A. Zevnik                                     10,313

TOTAL A, A (UNIVISION OPTION), C, D & E UNITS      2,676,330

         CLASS F UNITS
----------------------------------

   Zevnik Harvard Fund                                 5,000
   The Zevnik Charitable Foundation                    5,313

TOTAL F UNITS                                         10,313

TOTAL A, A (UNIVISION OPTION), C, D, E & F UNITS   2,676,330

Pre-Univision Ownership Percentages                   1.0000     0.0325         0.2858            0.0270        0.3183       0.0270
Post-Univision Percentages                            1.0000     0.0236         0.2071            0.0196        0.2307       0.0196

                                                    Zevnik      Zevnik       Norton      Norton        Rico     Luery      Safir
         CLASS A UNITS                                          Trust                  Properties               Trust
----------------------------------
   Cabrillo                                                                                                     34,639
   Golden Hills                                     33,596                   22,777
   KSMS-TV                                           4,324                    1,441
   Las Tres                                          6,730
   Tierra Alta                                      57,884                   17,151                   38,589
   Ulloa Trust
   Wilkinson Children's Trust
   Zevnik Trust                                                 23,920
   Valley Channel                                  102,148                   35,466                   24,805    22,227
   Telecorpus                                                   23,178        8,058                    3,734     5,050

TOTAL A UNITS                                      204,682      47,098       84,893           0       67,128    61,915

  CLASS A UNITS (Univision Option)
----------------------------------

   Univision
   Univision (KLUZ)

TOTAL A AND A UNITS (UNIVISION OPTION)

         CLASS C UNITS
----------------------------------

   Managing Members and Service Providers           22,119                               13,817

TOTAL A, A (UNIVISION OPTION) & C UNITS            226,801      47,098       84,893      13,817       67,128    61,916

         CLASS D UNITS
----------------------------------

   Lawrence E. Safir                                                                                                      54,284
  Jeanette L. Tully
  Bram Watkins (Option)

TOTAL A, A(UNIVISION OPTION), C & D UNITS

         CLASS E UNITS
----------------------------------

   Paul A. Zevnik                                   10,313

TOTAL A, A (UNIVISION OPTION), C, D & E UNITS      237,114

         CLASS F UNITS
----------------------------------

   Zevnik Harvard Fund                               5,000
   The Zevnik Charitable Foundation                  5,313

TOTAL F UNITS

TOTAL A, A (UNIVISION OPTION), C, D, E & F UNITS

Pre-Univision Ownership Percentages                 0.1222      0.0243       0.0438      0.0071       0.0346    0.0319    0.0280
Post-Univision Percentages                          0.0886      0.0176       0.0317      0.0052       0.0251    0.0231    0.0203

                                                        Tully     Watkins    Univision    Percentage     Percentage
         CLASS A UNITS                                                                   w/o Univision   w/Univision
----------------------------------
   Cabrillo                                                                                  0.1705         0.1236
   Golden Hills                                                                              0.0710         0.0515
   KSMS-TV                                                                                   0.0074         0.0054
   Las Tres                                                                                  0.0069         0.0050
   Tierra Alta                                                                               0.0884         0.0641
   Ulloa Trust                                                                               0.0123         0.0089
   Wilkinson Children's Trust                                                                0.0123         0.0089
   Zevnik Trust                                                                              0.0123         0.0089
   Valley Channel                                                                            0.3433         0.2488
   Telecorpus                                                                                0.0770         0.0558

TOTAL A UNITS

  CLASS A UNITS (Univision Option)
----------------------------------

   Univision                                                                  665,289                       0.2486
   Univision (KLUZ)                                                            71,330                       0.0267

TOTAL A AND A UNITS (UNIVISION OPTION)

         CLASS C UNITS
----------------------------------

   Managing Members and Service Providers                                                    0.1476         0.1069

TOTAL A, A (UNIVISION OPTION) & C UNITS

         CLASS D UNITS
----------------------------------

   Lawrence E. Safir                                                                         0.0280         0.0203
  Jeanette L. Tully                                      14,161                              0.0073         0.0053
  Bram Watkins (Option)                                            19,710                    0.0102         0.0074

TOTAL A, A(UNIVISION OPTION), C & D UNITS

         CLASS E UNITS
----------------------------------

   Paul A. Zevnik

TOTAL A, A (UNIVISION OPTION), C, D & E UNITS                                                0.0053         0.0039

         CLASS F UNITS
----------------------------------

   Zevnik Harvard Fund
   The Zevnik Charitable Foundation

TOTAL F UNITS

TOTAL A, A (UNIVISION OPTION), C, D, E & F UNITS                                             1.0000         1.0000

Pre-Univision Ownership Percentages                      0.0073    0.0102
Post-Univision Percentages                               0.0053    0.0074      0.2752

                                   EXHIBIT F
                                   ---------

                          Z-SPANISH LETTER OF INTENT

                                                  ZHGMPF Draft February 24, 2000

                  Entravision Communications Company, L.L.C.
                    2425 Olympic Boulevard, Suite 6000 West
                        Santa Monica, California 90404
                                (310) 447-3870

                               February 24, 2000

Darryl B. Thompson, Partner
TSG Capital Group, L.L.C.
177 Broad Street, 12/th/ Floor
Stamford, Connecticut 06901

Amador S. Bustos, CEO
Z-Spanish Media Corporation
1436 Auburn Boulevard
Sacramento, California 95815

     Re:  Z-Spanish Media Corporation

Gentlemen:

     This letter of intent (the "Letter of Intent") sets forth the agreement in principle pursuant to which Entravision Communications Company, L.L.C., a Delaware limited liability company ("Entravision"), or a corporation to be formed and controlled by the members of Entravision, will acquire (a) directly or by means of a merger all the outstanding capital stock on a fully diluted basis (assuming the exercise or cancellation of all warrants and options) (the "Shares") of Z-Spanish Media Corporation, a Delaware corporation ("Z-Spanish"), which owns and operates (a) the radio stations and radio programming network listed on Exhibit "A" attached hereto (the "Radio Stations") and incorporated herein by this reference, (b) the Internet sites listed on Exhibit "A," and (c) an outdoor billboard business described on Exhibit "A" (the "Outdoor Business"). The purchase of the Shares is referred to herein as the "Transaction." Entravision and Z-Spanish are sometimes collectively referred to herein as the "Parties" and singularly as a "Party."

     This Letter of Intent is intended to serve only as a mutual expression of the intentions of the Parties with respect to the Transaction and not as a legally binding contract or commitment. The Parties hereto shall have no legal obligation with respect to the Transaction, other than as expressly herein provided, unless and until a Definitive Agreement (as defined below) is executed by them. This Letter of Intent may be terminated by either Party at any time and without further obligation to the other Party if the Definitive Agreement has not been entered into by March 24, 2000 (the time period from execution hereof by Entravision and Z-Spanish through March 24, 2000, being referred to as the "Due Diligence Period").

                                                                    CONFIDENTIAL

Darryl B. Thompson                                ZHGMPF Draft February 24, 2000
Amador S. Bustos
July 23, 2000
Page 2

     Notwithstanding anything contained herein to the contrary, however, the mutual covenants and agreements of the Parties expressed in paragraphs 7 through 16 herein shall be binding in accordance with their respective terms whether or not the Definitive Agreement is executed and whether or not the Transaction is consummated.

     1.   Acquisition Terms.  Based on the information currently known to the
          -----------------
Parties, it is proposed that the structure for the acquisition of the Shares, the Transaction consideration and related terms and conditions will be in accordance with the Memorandum of Terms attached as Exhibit "B" hereto and incorporated herein by this reference.

     2.   Definitive Agreement. During the Due Diligence Period, each Party will
          --------------------
undertake its due diligence efforts with respect to the other Party, and Entravision will provide a first draft of a definitive agreement (the "Definitive Agreement"). The Parties hereto will use all reasonable efforts to complete promptly the Definitive Agreement setting forth the definitive provisions and conditions of the Transaction and containing representations, warranties, conditions, covenants and indemnities by the Parties as shall be customary in such a transaction and as shall be mutually agreed upon. The Parties will concurrently negotiate such additional agreements as they deem necessary in connection with the Transaction. The Parties will cooperate fully with each other in preparing all such agreements. Within approximately ten (10) business days after execution of this Letter of Intent, the Parties shall file an application with the FCC requesting its consent to transfer of control of Z-Spanish to Entravision Communications Corporation, the corporation formed by Entravision to effectuate its roll-up and initial public offering. Prior to, or concurrently with, the execution and delivery of the Definitive Agreement (i) Entravision will have obtained the consent of Univision; (ii) both Parties shall have obtained the approval of their respective members, Executive Committee, Board of Directors, stockholders and lenders in accordance with all applicable laws, rules and regulations; and (iii) Entravision shall have obtained commitments reasonably acceptable to Z-Spanish for permanent financing (in addition to the Univision investment) for the LCG acquisition (as described in the Memorandum of Terms) in an amount equal to at least Ninety Million Dollars ($90,000,000). The "Closing" will take place as defined in the Memorandum of Terms.

     3.   Hart-Scott Filings; Consents and Approvals.  Promptly after the
          ------------------------------------------
execution of the Definitive Agreement, the Parties will cooperate with each other in the preparation of all filings required to be made with the Federal Trade Commission (the "FTC") and the Department of Justice (the "DOJ") under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"). HSR Act filing fees shall be borne fifty percent (50%) by Entravision, and fifty percent (50%) by Z-Spanish. In the event that the FTC or the DOJ makes a request for additional information with respect to the Transaction, the Parties will cooperate with each other in taking all reasonable steps to promptly obtain and prepare such information and deliver it to the FTC or the DOJ. In addition, the Parties will cooperate fully with each other in obtaining all other

                                                                    CONFIDENTIAL

Darryl B. Thompson                                ZHGMPF Draft February 24, 2000
Amador S. Bustos
July 23, 2000
Page 3

necessary approvals, clearances, consents or waivers from third parties and governmental authorities and taking reasonable steps to comply with all governmental and regulatory requirements.

     4.   Conditions to Closing.  The Parties' obligation to consummate the
          ---------------------
Transaction will be subject to various conditions, including:

               i. The satisfactory completion of its due diligence review by expiration of the Due Diligence Period;

               ii. The execution and delivery of a mutually acceptable Definitive Agreement;

               iii. The receipt of any necessary approval, clearance, consent or waiver from the FCC, FTC, DOJ and any other necessary third parties and governmental authorities;

               iv. The absence of any judgment, order or injunction that restrains the Transaction contemplated hereby;

               v. The absence of any material adverse change in the assets, liabilities, properties, results of operations, FCC licenses and/or management of each Party;

               vi. The materially satisfactory completion of an engineering and environmental review of the Parties' respective businesses, which each Party agrees to complete within sixty (60) days after execution of this Letter of Intent;

               vii. The maintenance of the Parties' respective businesses in the ordinary course through the Closing; and

               viii. Such other conditions to Closing customarily provided for in similar transactions.

     5.   No Further Negotiations.  Z-Spanish and the undersigned stockholder of
          -----------------------
Z-Spanish understand and acknowledge that following the mutual execution of this Letter of Intent, Entravision will incur significant expenses in connection with its review and investigation of Z-Spanish. Accordingly, Z-Spanish and the undersigned stockholder of Z-Spanish agree that during the Due Diligence Period, Z-Spanish and the undersigned stockholder will not, nor will it permit any affiliate, officer, director, stockholder, employee, attorney, accountant, financial adviser or other representative of Z-Spanish to negotiate with, solicit or participate in negotiations with any third party other than Entravision with respect to the sale of the Shares, the

                                                                    CONFIDENTIAL

Darryl B. Thompson                                ZHGMPF Draft February 24, 2000
Amador S. Bustos
July 23, 2000
Page 4

sale of any assets of the Radio Stations and Outdoor Business (other than in the ordinary course), the sale of any ownership interests in Z-Spanish or any similar transaction. Similarly, from the date of execution of this Letter of Intent through the expiration of the Due Diligence Period, Entravision agrees to not take any material action inconsistent with the Transaction as contemplated pursuant to the Memorandum of Terms, including any action which would materially delay the consummation of the Transaction. Notwithstanding the foregoing, Entravision acknowledges and agrees that during the Due Diligence Period Z-Spanish may continue to prepare an S-1 Registration Statement in connection with a proposed initial public offering ("IPO") of Z-Spanish; provided, however, that
(i) such activities will not delay the best efforts of Z-Spanish and its representatives to complete the due diligence and negotiations necessary to pursue in good faith consummation of a Definitive Agreement with Entravision as contemplated hereby and (ii) all work product associated with Z-Spanish's registration activities shall be made available to Entravision in connection with its due diligence and for purposes of integrating the same into a draft registration statement to be prepared by Entravision in connection with its IPO.

     6.   Access to Personnel, Books, Records and Properties. At all times prior
          --------------------------------------------------
to the consummation of the Transaction, each Party shall afford and shall use its best efforts to cause to be afforded to the other Party and its representatives, agents and employees, full access to the personnel, books and records, tangible assets, agreements and licenses of each Party (including LCG to the extent permitted under Entravision's agreement with LCG), as may be reasonably requested by the other Party or its representatives, agents or employees. Each Party agrees that prior to consummation of the Transaction, the other Party will be furnished with such accounting information and reports the other Party deems reasonably necessary to enable the other Party to satisfy disclosure requirements to its lender, or state and federal regulators. In connection with each Party's due diligence investigation of the other Party, until the termination of this Letter of Intent, the other Party will afford, and cause its officers and employees to afford, each Party and its representatives with (i) a full opportunity to examine the other Party's books and records (in connection with which the other Party will use its best efforts to cause its independent public accountants to make available to each Party and its representatives their work papers generated in connection with their review and audit of the other Party's financial statements) and the facilities, books of account, corporate records, agreements and commitments and other materials and information relating to other Party's business, assets and liabilities and (ii) reasonable access to the other Party's customers, suppliers, lenders and key personnel.

     7.   Confidentiality.  Both Parties shall continue to be bound by Mutual
          ---------------
Confidentiality and Non-Disclosure Agreement dated December 17, 1999, between Entravision and Z-Spanish. The Parties confidentiality obligations shall extend to the existence of and subject matter contained in this Letter Agreement and the attached Memorandum of Terms, and any discussions relating thereto.

                                                                    CONFIDENTIAL

Darryl B. Thompson                                ZHGMPF Draft February 24, 2000
Amador S. Bustos
July 23, 2000
Page 5

     8.   Publicity.  None of the Parties shall make any public announcement or
          ---------
any press release regarding this Letter of Intent or the Transaction or the subject matter hereof or thereof without the prior written consent of the other Parties hereto.

     9.   Expenses. Except as otherwise specifically provided herein, each Party
          --------
hereto shall separately bear its own expenses incurred in connection with this Letter of Intent and the Transaction, regardless of whether or not the Transaction is consummated.

     10.  Brokerage Fees.  No broker has been retained in connection with the
          --------------
Transaction. Each Party will indemnify and hold harmless the other, and its successors and assigns, from and against any and all actions, suits proceedings, damages, liabilities, losses, costs and expenses (including experts' and reasonable attorneys' fees) arising out of or in connection with any claim by a Party for brokerage or finders' fees or commissions, or similar payments or remuneration in respect of the Transaction.

     11.  Entire Agreement.  This Letter of Intent constitutes the entire
          ----------------
agreement between the Parties and supersedes all prior oral or written agreements, understandings, representations and warranties and courses of conduct and dealing between the Parties on the subject matter hereof. Except as otherwise provided herein, this Letter of Intent may be amended or modified only by a writing executed by each of the Parties.

     12.  Governing Law.  This Letter of Intent shall be governed and construed
          -------------
under the laws of the State of California without regard to conflicts of laws principles.

     13.  Jurisdiction; Service of Process.  Any action or proceeding seeking to
          --------------------------------
enforce any provision of, or based on any right arising out of, this Letter of Intent may be brought against either of the Parties in the courts of the State of California, County of Los Angeles, or in the United States District Court for the Southern District of California, and each of the Parties consent to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any Party anywhere in the world.

     14.  Authority.  Each of the undersigned has the full power and authority
          ---------
to execute and deliver this Letter of Intent on behalf of their respective entities.

     15.  Attorneys' Fees.  In the event any action is brought by any Party to
          ---------------
this Letter of Intent to enforce or interpret its terms or provisions, the prevailing Party shall be entitled to reasonable attorneys' fees and costs.

                                                                    CONFIDENTIAL

Darryl B. Thompson                                ZHGMPF Draft February 24, 2000
Amador S. Bustos
July 23, 2000
Page 6

     16.  Counterparts; Facsimile.  This Letter of Intent may be executed in one
          -----------------------
or more counterparts, all of which when fully executed and delivered by all Parties hereto and taken together shall constitute a single agreement, binding against each of the Parties. To the maximum extent permitted by law or by any applicable governmental authority, any document may be signed and transmitted by facsimile with the same validity as if it were an ink-signed document.

                 [Remainder of Page Left Intentionally Blank]

                                                                    CONFIDENTIAL

Darryl B. Thompson                                ZHGMPF Draft February 24, 2000
Amador S. Bustos
July 23, 2000
Page 7

     If the foregoing correctly states our mutual intention, please sign and return the enclosed copy of this letter to the undersigned.

                              Sincerely,

                              ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company

                              By:_______________________________________________
                                    Walter F. Ulloa, Chairman, Chief Executive
                                    Officer and Managing Member

                              By:_______________________________________________
                                    Philip C. Wilkinson, President, Chief
                                    Operating Officer and Managing Member

Acknowledged and Agreed to:

                              Z-SPANISH MEDIA CORPORATION, a Delaware
                              corporation

Dated: February ___, 2000     By:_______________________________________________
                                    Amador S. Bustos, Chief Executive Officer

                              TSG CAPITAL FUND II, L.P.

                              By:  TSG ASSOCIATES II, L.P.
                                   Its General Partner

                                   By:  TSG ASSOCIATES, II, INC.
                                        Its General Partner

Dated: February ___, 2000               By:_____________________________________
                                             Darryl B. Thompson
                                             Senior Vice President and Director

                      [Signatures Continued on Next Page]
                                                                    CONFIDENTIAL

Darryl B. Thompson                                ZHGMPF Draft February 24, 2000
Amador S. Bustos
July 23, 2000
Page 8

                              TSG CAPITAL FUND III, L.P.

                              By:  TSG ASSOCIATES III, LLC
                                   Its General Partner


                                   By:__________________________________________
                                        Darryl B. Thompson
                                        Executive Vice President and Managing
                                        Member


                              __________________________________________________
                              Amador S. Bustos, Individually


                              __________________________________________________
                              John Bustos, Individually

       [Signature Page to Z-Spanish Media Corporation Letter of Intent]

                                                                    CONFIDENTIAL

                                                  ZHGMPF Draft February 24, 2000

                                  EXHIBIT "A"

                           ASSETS OWNED BY Z-SPANISH
                           -------------------------


     (a)  List radio stations and describe radio programming network:



     (b)  List Internet sites:



     (c)  Describe outdoor billboard business:

                                                                    CONFIDENTIAL

                                                  ZHGMPF Draft February 24, 2000

                                  EXHIBIT "B"

                              MEMORANDUM OF TERMS
                              -------------------

                                                                    CONFIDENTIAL

                                  EXHIBIT "B"

                     CONFIDENTIAL MEMORANDUM OF TERMS FOR
                  ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.
                  ACQUISITION OF Z-SPANISH MEDIA CORPORATION


     This Memorandum of Terms summarizes the principal terms of a proposed acquisition by Entravision Communications Company, L.L.C., a Delaware limited liability company ("ECC"), of Z-Spanish Media Corporation, a Delaware corporation ("Z-Spanish").

Structure of Acquisition:         Z-Spanish will be combined with ECC (the
                                  "Combination") in conjunction with the roll-up transaction described below via contribution of all the issued and outstanding shares of Z-
                                  Spanish (which is the one hundred percent
                                  (100%) parent corporation of Vista Media
                                  Group, Inc.) to Entravision Communications
                                  Corporation, a Delaware corporation
                                  ("Entravision"), in a transaction intended to qualify for partial tax deferral under Internal Revenue Code ("IRC") Section 351. At the closing of the acquisition, Z-Spanish would be a direct or indirect wholly owned subsidiary of Entravision. The stockholders of Z-Spanish will receive seventy percent (70%) of the closing consideration in cash and thirty percent (30%) of the closing consideration in newly issued shares of Entravision Class A Common Stock as described more fully below. Alternatively, an entity controlled by Entravision's members will be merged into and with Z-Spanish in a transaction pursuant to which the Shares will be acquired for the consideration described herein. The final structure of the Combination shall be subject to reasonable adjustments based upon further tax analysis in a manner that does not adversely affect the contemplated tax consequences to any Party. At the Closing (as defined below), Entravision will purchase, free and clear of all security interests, liens, claims and encumbrances, all of the Shares. Any long-term liabilities
                                  (including, but not limited to, the long-term liabilities reflected in Z-Spanish audited balance sheet dated December 31, 1999 provided to Entravision) may be refinanced or assumed, at the election of Entravision.

                                  Covenant Not to Compete.  TSG Capital Fund and
                                  -----------------------
                                  other non-management stockholders of Z-Spanish will not be subject to covenants not to compete, although such stockholders will agree to be bound by customary confidentiality and non-solicitation provisions. The Z-Spanish management selling stockholders will deliver covenants not to compete at the Closing which provide that such individuals shall not compete with Entravision and its affiliates in the Spanish media business (including television, radio, Internet and outdoor advertising) in the areas defined by the Nielsen Media Company Designed Market Areas for the Radio Stations and Outdoor Business for a period equal to the greater of (a) three
                                  (3) years from the Closing or (b) one (1) year after termination of employment with Entravision for any reason, but in no event more than four (4) years from the Closing.

Purchase Price:                   Z-Spanish will be acquired for total
                                  consideration of Four Hundred Seventy Five
                                  Million Dollars ($475,000,000) ("Purchase
                                  Price").

Z-Spanish Equity Purchase Price:  The price paid to Z-Spanish shareholders (the
                                  "Z-Spanish Equity Purchase Price") shall be:

                                  Four Hundred Seventy Five Million Dollars
                                  ($475,000,000) less the net debt as reported on the balance sheet of Z-Spanish at Closing (estimated at One Hundred Six Million Dollars ($106,000,000). The resulting Z-Spanish Equity Purchase Price is estimated to be Three Hundred Sixty Nine Million Dollars ($369,000,000).

Payment of Z-Spanish Equity
Purchase Price:                   The Z-Spanish Equity Purchase Price shall be
                                  paid as follows:

                                  (i) Seventy percent (70%) of the Z-Spanish
                                  Equity Purchase Price in cash (estimated at
                                  Two Hundred Fifty Eight Million Three Hundred Thousand Dollars ($258,300,000) (the "Cash Consideration Value"), plus

                                  (ii) Thirty percent (30%) of the Z-Spanish
                                  Equity Purchase Price in newly issued
                                  Entravision stock (estimated
                                  at One Hundred Ten Million Seven Hundred
                                  Thousand Dollars ($110,700,000) (the "Stock
                                  Consideration Value").

Number of New Shares Issues to
Z-Spanish Shareholders:           The number of newly issued Entravision shares
                                  issued as the Stock Consideration Value shall be calculated as follows:

                                  The Stock Consideration Value divided by the
                                  "Entravision Share Price," determined as follows:

Calculation of the Entravision
Share Price:                      (i)  Eight Hundred Seventy Five Million
                                  Dollars ($875,000,000) (assumes that Univision has funded One Hundred Ten Million Dollars
                                  ($110,000,000) of new equity).

                                  (ii) Less: Net debt as reported on the most recent Entravision balance sheet at Closing (estimated at Sixty Five Million Dollars ($65,000,000). Excludes any debt related to LCG acquisition.

                                  (iii)  Equals the "Entravision Equity Value"
                                  estimated at Eight Hundred Ten Million Dollars ($810,000,000).

                                  (iv) The Entravision Equity Value divided by the number of fully diluted shares outstanding just prior to the merger with Z-Spanish (estimated to be 41,112,100).

                                  (v)  Equals the Entravision Share Price
                                  (estimated to be $19.70)

Entravision Roll-Up:              ECC is in the process of completing an IRC
                                  Section 351 incorporation transaction pursuant to which all the owners of the ECC will receive stock in Entravision. Prior to the "roll-up," Univision will invest an additional
                                  $110,000,000 in ECC and as part of the roll-up will contribute its outstanding note and option to acquire units in Entravision for Class C Common Stock of Entravision equal to an aggregate pre-"roll-up" ownership interest of forty percent (40%).

Public Offering:                  As soon as practicable following execution of
                                  a definitive agreement relating to the
                                  Combination (the "Definitive Agreement"), but in any event, no later than the later of April
                                  14, 2000 or thirty (30) days after signing the Definitive Agreement, Entravision will file with the SEC a Registration Statement with respect to an underwritten initial public offering (the "IPO"). The lead underwriters for the offering will be DLJ and Credit Suisse
                                  First Boston. The ultimate amount of
                                  securities included in the IPO will depend upon market conditions, as determined by Entravision and the lead underwriters.
                                  Entravision contemplates certain key active principals will sell limited amounts of shares in the IPO, on terms to be mutually agreed upon (the "Limited Sales").

Latin Communications Group, Inc.: Entravision has entered into a definitive agreement to acquire all of the outstanding shares of capital stock of Latin Communications Group, Inc. ("LCG"), which transaction shall close no later than May 31,2000.

Closing: The "roll-up," IPO and Combination will all close concurrently, which the Parties shall exert best efforts to complete as soon as practicable (the "Closing"). The Definitive Agreement will also provide that the Closing will occur after the FCC consent to the Combination has become a "final order," but subject to the right of the Parties to waive such requirement and close on FCC initial approval.

                                  If the Closing has not taken place by
                                  September 30, 2000 due to any reason other than Z-Spanish's failure to satisfy its closing conditions under the Definitive Agreement, Z-Spanish may elect, in its discretion, to require Entravision to close the Combination and "roll-up" on the terms set forth in the Definitive Agreement, provided that Ninety Million Dollars ($90,000,000) of the cash portion of the closing consideration will be payable in cash pursuant to the terms set forth below and the balance shall be payable in the form of a PIK preferred instrument on the terms set forth on Annex I hereto (which terms are incorporated herein by reference) (herein, the "Interim Closing").

                                  Following the Interim Closing, the Parties shall continue to cooperate to complete Entravision's IPO, at which time the PIK preferred instrument will be fully redeemed. Notwithstanding anything herein to the contrary, the roll-up and the Combination shall take place no later than the Interim Closing. In the event, (i) Entravision has not filed an S-1 Registration Statement by the later of April 14, 2000 or thirty (30) days after execution of the Definitive Agreement;
                                  (ii) the LCG transaction has not closed by May 31, 2000; or (iii) the Parties have not received all of their required FCC, FTC or DOJ approvals by September 30, 2000, Z-Spanish shall have the right to terminate its commitments under the Definitive Agreement.

                                  In consideration for Z-Spanish's agreement to make the Closing contingent upon the IPO, upon the signing of the Definitive Agreement, Entravision shall provide a third-party financial guaranty to Z-Spanish from a source reasonably acceptable to Z-Spanish, guaranteeing payment of Ninety Million Dollars ($90,000,000) of the cash portion of the closing consideration to Z-Spanish at the Interim Closing.

Capital Structure:

                                                     Approximate                         Approx.         Approx.
                                               Post-Combination, Pre-IPO                 Proforma       Proforma
Name                                             Proforma # of Shares                    Value %3       Voting %
----                                   ----------------------------------------          --------       --------
                                       Class A        Class B        Class C
     Walter F.  Ulloa1                   -0-           8,686,700        -0-               18.6           39.5
     Philip C.  Wilkinson1               -0-           8,686,700        -0-               18.6           39.5
     Paul A.  Zevnik1                    -0-           3,678,200        -0-                7.9           16.8
     Other ECC                         3,614,600         -0-            -0-                7.7            1.6
     Univision                           -0-             -0-         16,445,900/2/        35.2            ---
     Z-Spanish stockholders            5,618,654         -0-            -0-               12.0            2.6

     /1/  Direct and indirect combined.
     /2/ Class C shares elect two (2) directors and vote on certain corporate matters as a class.
     /3/ Does not include Class A shares issuable pursuant to an equity incentive option pool projected at approximately ten percent (10%) of outstanding shares.

Financial Condition:              Each of Entravision and Z-Spanish will make
                                  representations with respect to its financial condition as reflected in its (or its predecessors)
                                  December 31, 1998 year-end audited financials and December 31, 1999 year-end financials in the Definitive Agreement. December 31, 1999 financial results of each Party will be audited for the IPO.

Description of Capital Stock:     Capital stock shall consist of (1) 200,000,000
                                  authorized shares of Common Stock, $0.0001 par value per share, which consists of (a)
                                  150,000,000 shares of Class A Common Stock,
                                  (b) 25,000,000 shares of Class B Common Stock, par value $0.0001 per share, and (c)
                                  25,000,000 of Class C Common Stock, and (2)
                                  10,000,000 authorized shares of Preferred
                                  Stock, par value $0.0001 per share, none of which will be outstanding at the Closing. The
                                  Entravision Certificate of Incorporation will contain "blank check" Preferred Stock provisions.

Class A Common Stock:             The holders of Class A Common Stock shall be
                                  entitled to one vote for each share held on all matters voted upon by stockholders, including the election of directors and any proposed amendment to the certificate of incorporation. The holders of Class A Common
                                  Stock are entitled to vote as a separate class to elect one (1) independent director to the Board of Directors. The holders of Class A
                                  Common Stock will be entitled to such
                                  dividends as may be declared at the discretion of the Board of Directors out of funds legally available for that purpose. The holders of Class A Common Stock will be entitled to share ratably with all other classes of Common Stock in the net assets of Entravision upon liquidation after payment or provision for all liabilities.

Class B Common Stock:             The holders of Class B Common Stock shall be
                                  entitled to the same rights, privileges, benefits and notices as the holders of Class A
                                  Common Stock, except that the holders of Class
                                  B Common Stock will be entitled to ten (10) votes per share. All shares of Class B Common
                                  Stock may be converted at any time into a like number of shares of Class B Common Stock at the option of the holder of such shares. The holders of Class B Common Stock will be entitled to such dividends as may be declared at the discretion of the

                                  Board of Directors out of funds legally
                                  available for that purpose. The holders of Class B Common Stock will be entitled to share ratably with all other classes of Common Stock in the net assets of Entravision upon liquidation after payment or provision for all liabilities.

Class C Common Stock:             Univision, as the holder of Class C Common
                                  Stock, is entitled to vote as a separate class to elect two (2) directors to the Board of Directors. The holders of Class C Common Stock will be entitled to such dividends as may be declared at the discretion of the Board of Directors out of funds legally available for that purpose. The holders of Class C Common
                                  Stock will be entitled to share ratably with all other classes of Common Stock in the net assets of Entravision upon liquidation after payment or provision for all liabilities. The
                                  Class C Common Stock will have the right to vote as a class on certain material decisions, including, but not limited to, major corporate transactions. These special voting rights will terminate upon Univision selling below thirty percent (30%) of its initial ownership level.

Transfer Restrictions             Shares will be held subject to applicable
                                  securities laws and FCC laws and restrictions.
                                  In connection with the IPO, Entravision
                                  stockholders may be required to enter into "market stand-off" agreements as described below.

Foreign Ownership:                Entravision's Certificate of Incorporation
                                  shall restrict the ownership, voting and transfer of its capital stock in accordance with the Communications Act and the rules of the FCC, which prohibit certain domination or control by foreign aliens.. In addition, the Certificate of Incorporation will authorize the Board of Directors to take action to enforce these prohibitions, including placing appropriate stop transfer orders and placing a legend restricting certain foreign ownership on the certificates representing the Class A, B, and C Common Stock.

Management of Entravision         Board of Directors:  Entravision's initial
                                  ------------------
                                  Board of Directors shall consist of Walter F.
                                  Ulloa, Philip C. Wilkinson, Paul A. Zevnik, two (2) representatives of

                                  Univision, Amador S. Bustos, and Darryl B.
                                  Thompson. The Parties shall enter into
                                  appropriate arrangements to ensure that either Amador S. Bustos or John Bustos (but only so long as such individuals are full-time employees of Entravision) serves on the Board of Directors on an ongoing basis.

                                  Z-Spanish Equity Participation: It is
                                  ------------------------------
                                  anticipated that the consideration received by the Z-Spanish stockholders in the combination will be allocated among the Z-Spanish stockholders so that certain members of Z-Spanish management, including Amador S. Bustos and John Bustos, received payment entirely in Entravision Common Stock.

                                  Executive Officers:
                                  ------------------

                                  Walter F. Ulloa, CEO and Chairman of
                                  Entravision Philip C. Wilkinson, President and COO of Entravision Jeanette Tully, CFO and Treasurer of Entravision Amador S. Bustos, President of Radio Group

Conduct of Business:              During the period from the execution of the
                                  Mutual Nondisclosure and Exclusive Dealing
                                  Agreement through the termination of the exclusivity period thereunder, each of Z-
                                  Spanish and Vista shall operate their business in the ordinary course and, except as agreed upon, refrain from any extraordinary transactions.

Registration Rights:              Entravision's existing stockholders and the
                                  stockholders of Z-Spanish participating in the roll-up (the "Holders") shall be entitled, in relation to the respective ownership interests in Entravision, to registration rights pursuant to a registration rights agreement which shall include unlimited piggy-back registration rights, unlimited S-3 registration rights and a single demand registration right (which demand right shall, in the case of Z-Spanish, be limited to non-management stockholders), on a pro rata basis, all subject to customary terms, conditions and covenants, including, but not limited to, market stand-off agreements of ninety (90) days (or such other period as reasonably requested by the underwriters in the IPO), which shall equally apply to all stockholders
                                  (other than stockholders participating in the Limited Sales).

Employee Equity Participation:    Existing stock options will be assumed by
                                  Entravision and to the extent "in the money" and included in the relative valuations. In addition, subject to majority approval of the Board of Directors, certain key employees will receive options to purchase Class A shares in Entravision. The issuance of such additional
                                  Class A shares will dilute the interests of all existing Class A, Class B and Class C stockholders, proportionately. The aggregate additional ownership interests issued pursuant to such employee equity participation plan are expected to equal approximately ten percent
                                  (10%) of the outstanding shares.

Employment Agreements:            Concurrently with the formation of
                                  Entravision, Entravision will enter into and/or amend and restate existing executive employment agreements with key executives on terms approved by the Board of Directors. The
                                  Parties agree that Amador S. Bustos, John
                                  Bustos and Glenn Emmanuel will be retained by Entravision pursuant to the forms of employment agreements to be mutually agreed upon at the time of signing the Definitive
                                  Agreement.

Indemnification:                  Entravision's Certificate of Incorporation
                                  will provide the maximum indemnification of and limitations on liability of officers and directors allowed by law. All officers and directors will also enter into standard form
                                  Indemnification Agreements with Entravision.

Confidentiality Agreements:       All employees of Entravision will be required
                                  to enter into a Confidentiality and Employee
                                  Inventions Agreement in a form approved by the Board.

                                    ANNEX 1

                         SUMMARY OF PROPOSED TERMS OF
                ENTRAVISION COMMUNICATIONS COMPANY CORPORATION
                              PIK PREFERRED STOCK


Issuer:                           Entravision Communications Company Corporation
                                  (the "Corporation")

Purchaser:                        Z-Spanish Media Corp. shareholders (the
                                  "Shareholders").

Amount: Seventy percent (70%) of the Z-Spanish Equity Purchase Price less $90 million.

Type Securities:                  PIK Preferred Stock.

Payment: Until December 31, 2000, the Corporation will pay like-kind securities at an initial rate of 700 bps over six (6) month LIBOR. After December 31, 2000, the Corporation shall pay a special dividend to the Shareholders an amount calculated to provide the Shareholders with an IRR (compounded annually) of thirty percent (30%) per annum from the Interim Closing to the date of redemption.

Maturity:                         The PIK Preferred Stock will mature thirty six
                                  (36) months following the Interim Closing.

Ranking: Subordinated to senior debt and senior subordinated debt and pari passu with senior preferred stock.

Financial Covenants:              Including, but not limited to:

                                  .    Asset sale limitation;
                                  .    Limitation on merger, consolidation or
                                       sale of assets;
                                  .    Certain reporting requirements; and
                                  .    Limitation on dividends and other payment
                                       restrictions.

Optional Redemption:              Any time after Interim Closing.

                                   EXHIBIT G
                                   ---------

                               FORM OF RESTATED
                         CERTIFICATE OF INCORPORATION

                  FIRST RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                    ENTRAVISION COMMUNICATIONS CORPORATION

     Entravision Communications Corporation, a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Law, does hereby certify:

     FIRST: That the name of the corporation is Entravision Communications Corporation and that the corporation was originally incorporated on February 11, 2000 under the name "Entravision Communications Corporation."

     SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of the corporation, declaring said amendment and restatement to be advisable and in the best interests of the corporation, which resolution setting forth the proposed amendment and restatement is as follows:

     RESOLVED, that the Certificate of Incorporation of the corporation be amended and restated in its entirety as follows:

                                  ARTICLE 1.

     The name of the corporation is Entravision Communications Corporation.

                                  ARTICLE 2.

     The address of the registered office of the corporation in the State of Delaware is 15 East North Street, County of Kent, Dover, Delaware 19903-0899. The name of its registered agent at such address is Incorporating Services, Ltd.

                                  ARTICLE 3.

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                  ARTICLE 4.

     4.1. Classes of Stock.  The corporation shall have the authority to issue
          ----------------
200,000,000 shares of Common Stock, par value $0.0001 per share, divided into the following classes: (i) 150,000,000 shares of Class A Common Stock (the "Class A Common Stock"); (ii) 25,000,000 shares of Class B Common Stock (the "Class B Common Stock"); and (iii) 25,000,000 shares of Class C Common Stock (the "Class C Common Stock" and together with the Class A Common Stock and the Class B Common Stock, the "Common Stock"). The corporation shall also have the authority to issue 10,000,000 shares of Preferred Stock, par value $0.0001 per share (the

"Preferred Stock"). The Common Stock and the Preferred Stock are collectively referred to herein as the "Capital Stock."

     4.2.  Certain Definitions.  As used in this First Restated Certificate of
           -------------------
Incorporation, the following terms have the meanings indicated:

     "Affiliate" means any person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with another Person (as defined below).

     "Board" means the Board of Directors of the corporation.

     "Class B Holder(s)" means Walter F. Ulloa, Philip C. Wilkinson or Paul A. Zevnik, or any Permitted Transferee (as defined below) of Walter F. Ulloa, Philip C. Wilkinson or Paul A. Zevnik (hereinafter each of such individuals and his respective Permitted Transferee(s) is referred to as "Ulloa," "Wilkinson" and "Zevnik," respectively).

     "Class B Required Amount" means, in the case of each Class B Holder, a number of shares equal to thirty percent (30%) of the Class B Base Amount. The Class B Base Amount shall be equal to ______________ shares of Class B Common Stock with respect to Ulloa, _______________ shares of Class B Common Stock with respect to Wilkinson and ________________ shares of Class B Common Stock with respect to Zevnik, which shall be increased to give effect to stock dividends and stock splits and shall be decreased to give effect to reverse stock splits and repurchases by the corporation of the Class B Common Stock approved by the Board in accordance with the bylaws.

     "Class C Holder" means Univision Communications Inc. ("Univision"), or any Permitted Transferee of Univision.

     "Class C Required Amount" means, in the case of the Class C Holder, a number of shares equal to thirty percent (30%) of the Class C Base Amount. The Class C Base Amount shall be equal to _______________ shares of Class C Common Stock, which shall be increased to give effect to stock dividends and stock splits and shall be decreased to give effect to reverse stock splits and repurchases by the corporation of the Class C Common Stock approved by the Board in accordance with the bylaws.

     "Communications Act" means the Communications Act of 1934, and the rules, regulations, decisions and written policies of the Federal Communications Commission (the "FCC") thereunder (as the same may be amended from time to time).

     "Entire Board" means the number of directors of the corporation which would be in office if there are no vacancies on the Board and no unfilled newly-created directorships.

     "Permitted Transferee" means: (i) any entity all of the equity (other than directors' qualifying shares) of which is directly or indirectly owned by the transferor that is not an Affiliate of any other Person; (ii) in the case of an transferor who is an individual, (a) such transferor's spouse, lineal descendants, adopted children and minor children supported by such transferor,
(b) any trustee of any trust created primarily for the benefit of any, or some of or all of such spouse or lineal descendants (but which may include beneficiaries that are charities) or any revocable trust created by such transferor, (c) the transferor, in the case of a transfer from any "Permitted Transferee" back to its transferor and (d) any entity all of the equity of which is directly or indirectly owned by any of the foregoing which is not an Affiliate of any Person other than the Persons described in clauses (a) through
(c) above; and (iii) in the case of a Class B Holder, any other Class B Holder.

     "Person" means any individual, a corporation, a partnership, an association, a limited liability company or a trust.

     "Transfer" means any direct or indirect sale, pledge, hypothecation, voluntary or involuntary, and whether by merger or other operation of law, other than a bona fide pledge of shares to secure financing; provided that a foreclosure on such pledged shares shall constitute a Transfer.

     4.3. Common Stock.  Except as otherwise provided by law or by this First
          ------------
Restated Certificate of Incorporation, each of the shares of Common Stock shall be identical in all respects, including with respect to dividends and upon liquidation.

          (a)  Stock Dividends; Stock Splits.
               -----------------------------

               (i) A dividend of Common Stock on any share of Common Stock shall be declared and paid only in an equal per share amount on the then outstanding shares of each class of Common Stock and only in shares of the same class of Common Stock as the shares on which the dividend is being declared and paid. For example, if and when a dividend of Class A Common Stock is declared and paid to the then outstanding shares of Common Stock: (i) the dividend of Class A Common Stock shall be paid solely to the outstanding shares of Class A Common Stock; and (ii) a dividend of Class B Common Stock and Class C Common Stock shall similarly be declared and paid in an equal per share amount solely to the then outstanding shares of Class B Common Stock and Class C Common Stock, respectively.

               (ii) If the corporation shall in any manner subdivide or combine, or make a rights offering with respect to, the outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, the outstanding shares of the other classes of Common Stock shall be proportionally subdivided or combined, or a rights offering shall be made, in the same manner and on the same basis as the outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, as the case may be, that have been subdivided or combined or made subject to a rights offering.

          (b)  Voting Rights.
               -------------

               (i) The holders of the Class A Common Stock and the Class C Common Stock shall have one (1) vote for each share held; the holders of the Class B Common Stock shall have ten (10) votes for each share held.

               (ii)      Members of the Board shall be elected as set forth in
Section 4.5 below.

               (iii) Without the consent of the holders of at least a majority of the shares of Class C Common Stock then outstanding, voting as a separate class, given in writing or by vote at a meeting of such Class C Holder called for such purpose, the corporation will not:

                         (A) merge, consolidate or enter into a business
combination, or otherwise reorganize the corporation with or into one or more entities (other than a merger of a wholly-owned subsidiary of the corporation into another wholly-subsidiary of the corporation);

                         (B) dissolve, liquidate or terminate the corporation;

                         (C) directly or indirectly dispose of any interest in
any FCC license with respect to television stations which are affiliates of Univision;

                         (D) amend, alter or repeal any provision of the First
Restated Certificate of Incorporation or bylaws of the corporation, each as amended, so as to adversely affect the rights, privileges or restrictions provided for the benefit of the holders of the Class C Common Stock.

          (c)  Conversion Rights.
               -----------------

               (i)       Voluntary Conversion. Each share of Class B Common
                         --------------------
Stock or Class C Common Stock shall be convertible into one fully paid and non-assessable share of Class A Common Stock at any time at the option of the holder thereof.

               (ii)      Class B Automatic Conversion. Each share of Class B
                         ----------------------------
Common Stock shall convert automatically into one (1) fully paid and non-assessable share of Class A Common Stock upon its Transfer to any party other than a Permitted Transferee of the holder thereof. Each share of Class B Common Stock held by a Class B Holder or his respective Permitted Transferee(s) shall convert automatically into one (1) fully paid and non-assessable share of Class A Common Stock (i) upon the death of such Class B Holder, (ii) when such Class B Holder is no longer actively involved in the business of the corporation or
(iii) if such Class B Holder (or his Permitted Transferee(s)) owns less than the Class B Required Amount. Each share of Class B Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock
(i) upon the death of the second to die of Ulloa and

Wilkinson or (ii) when the second of Ulloa and Wilkinson ceases to be actively involved in the business of the corporation.

               (iii)     Class C Automatic Conversion. Each share of Class C
                         ----------------------------
Common Stock shall convert automatically into one (1) fully paid and non-assessable share of Class A Common Stock upon its Transfer to any party other than Permitted Transferee of the holder thereof. Each share of Class C Common Stock shall convert automatically into one (1) fully paid and non-assessable share of Class A Common Stock when the Class C Holder (or its Permitted Transferee) owns less than the Class C Required Amount.

               (iv)      Unconverted Shares. If less than all of the shares of
                         ------------------
Class B Common Stock or Class C Common Stock are converted pursuant to subparagraphs (i), (ii) or (iii) above, and such shares are evidenced by a certificate surrendered to the corporation in accordance with the procedures as the Board may determine, representing shares in excess of the shares being converted, the corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to the holder, a new certificate evidencing the number of shares of Class B Common Stock or Class C Common Stock, as the case may be, not converted.

               (v)       Reservation. The corporation hereby reserves and shall
                         -----------
at all times reserve and keep available, out of its authorized and unissued shares of Class A Common Stock, to effect conversions, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock. The corporation covenants that all of the shares of Class A Common Stock so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The corporation will take all such action as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation.

          (d)  Elimination of Class Rights.
               ---------------------------

               (i)       Class B Common Stock. Upon the occurrence of a Class B
                         --------------------
Voting Election, the rights of the Class B Holders to vote as a separate class with respect to any matter (except as required by law) shall cease and be eliminated. The "Class B Voting Election" shall be conclusively deemed to have occurred upon receipt by the Secretary of the corporation of a written consent signed by the record holders of a majority of the outstanding shares of Class B Common Stock electing to eliminate the voting rights of the Class B Common Stock as provided in the preceding sentence and such election shall be irrevocable. Additionally, if at any time any of the Class B Holders own less than the Class B Required Amount (a "Class B Voting Event," and together with a Class B Voting Election, a "Class B Voting Conversion"), the rights of such Class B Holder(s) to vote as a separate class with respect to any matter (except as required by law) shall cease and be eliminated. From and after a Class B Voting Conversion, such Class B

Holder(s) shall vote together as a class with the holders of the Class A Common Stock (and, if a Class C Voting Conversion has occurred, the Class C Holder), except as required by law.

               (ii)      Class C Common Stock. Upon the occurrence of a Class C
                         --------------------
Voting Election, the rights of the Class C Holder to vote as a separate class with respect to any matter (except as required by law) shall cease and be eliminated. The "Class C Voting Election" shall be conclusively deemed to have occurred upon receipt by the Secretary of the corporation of a written consent signed by the record holders of a majority of the outstanding shares of Class C Common Stock electing to eliminate the voting rights of the Class C Common Stock as provided in the preceding sentence and such election shall be irrevocable. Additionally, if at any time the Class C Holder (or its Permitted Transferee) owns less than the Class C Required Amount (a "Class C Voting Event," and together with a Class C Voting Election, a "Class C Voting Conversion"), the rights of the Class C Holder to vote as a separate class with respect to any matter (except as required by law) shall cease and be eliminated. From and after a Class C Voting Conversion, the Class C Holder shall vote together as a class with the holders of the Class A Common Stock (and, if a Class B Voting Conversion has occurred, the Class B Holders), except as required by law.

     4.4.      Preferred Stock.  The Board is authorized, subject to limitations
               ---------------
prescribed by law and the provisions of this First Restated Certificate of Incorporation and the bylaws, by resolution or resolutions of the Board, from time to time to provide for the issuance of the shares of the Preferred Stock in one or more series and to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

     The authority of the Board with respect to each series shall include, without limitation, determination of the following: (i) the number of shares constituting that series and the distinctive designation of that series; (ii) the dividend rate, if any, on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series; (iii) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; (iv) whether that series shall be subject to conversion or exchange, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine; (v) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the type and amount of consideration per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; (vi) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; (vii) the rights, if any, of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and (viii) any other relative rights, preferences and limitations, if any, of that series.

     4.5. Election of Directors.  The directors of the corporation shall be
          ---------------------
elected as follows:

          (a) Unless a Class C Voting Conversion has occurred, the holders of the Class C Common Stock, voting as a separate class, shall be entitled to elect two (2) directors to the Board. The directors that the holders of the Class C Common Stock have the right to elect hereunder are referred to as the "Class C Director(s)." Unless a Class C Voting Conversion has occurred, the holders of the Class C Common Stock, voting as a separate class, shall also have the sole right to remove any Class C Director without cause. Unless a Class C Voting Conversion has occurred, any vacancy in the office of a Class C Director shall be filled solely by (i) the holders of the Class C Common Stock, voting as a separate class, or (ii) the sole Class C Director. At such time as a Class C Voting Conversion has occurred, the voting rights of the holders of the Class C Common Stock pursuant to this Section 4.5(a) shall terminate and the directors formerly denominated Class C Directors shall be redesignated Class A/B Directors and shall be elected pursuant to the provisions of Section 4.5(b) below.

          (b) The remainder of the Entire Board after the elections described in Section 4.5(a) above shall be elected by all holders of the Class A Common Stock and Class B Common Stock (and if a Class C Voting Conversion has occurred, the Class C Common Stock) voting together as a single class, and shall be referred to herein as the "Class A/B Director(s)." All holders of Class A Common Stock and Class B Common Stock (and if a Class C Voting Conversion has occurred, the Class C Common Stock), voting together as a single class, shall also have the sole right to remove any of the Class A/B Directors without cause. Any vacancy in the office of a Class A/B Director or any newly-created Class A/B directorship shall be filled solely by the holders of the Class A Common Stock and Class B Common Stock (and if a Class C Voting Conversion has occurred, the Class C Common Stock), voting together as a single class. The number of Class A/B Directors shall be increased by the number of directors formerly denominated Class C Directors pursuant to Section 4.5(a) above upon the occurrence of a Class C Voting Conversion.

                                  ARTICLE 5.

     Except as otherwise provided herein, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the corporation, but the stockholders may make additional bylaws and may repeal, alter, amend or rescind any bylaw whether adopted by them or otherwise.

                                  ARTICLE 6.

     The number of directors of the corporation shall be fixed from time to time by, or in the manner provided in, the bylaws or amendment thereof duly adopted by the Board or by the stockholders.

                                 ARTICLE 7.

     Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the corporation.

                                  ARTICLE 8.

     Meetings of the stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provisions contained in applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the bylaws of the corporation.

                                  ARTICLE 9.

     Directors of the corporation shall, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article 9 to authorize corporate action further eliminating or limiting the personal liability of directors, then the personal liability of directors of the corporation shall be further eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law. Any repeal or modification of any of the foregoing provisions by the stockholders of the corporation, or the adoption of any provision hereof inconsistent with this Article 9, shall not adversely affect any right or protection of directors of the corporation existing at the time of, or increase the liability of directors of the corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                  ARTICLE 10.

     The corporation reserves the right to amend, alter, change or repeal any provision contained herein in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders, directors and officers of the corporation herein are granted subject to such revision.

                                  ARTICLE 11.

     11.1.     Right to Indemnification. Each person who was or is made party or
               ------------------------
is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation (including any subsidiary of the corporation) or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide for broader indemnification rights than permitted as of the date this First Restated Certificate of Incorporation is filed with the State of Delaware), against all expense, liability and loss (including attorney's fees, judgments, fines, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that except as provided in Section 11.3 below, with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section
11.2 shall be a contract right and shall include the obligation of the corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an "advance of expenses"); provided, however, that if and to the extent that the Board requires, an advance of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 11.2 or otherwise. The corporation may, by action of its Board, provide indemnification to employees and agents of the corporation with the same or lesser scope and effect as the foregoing indemnification of directors and officers.

     11.2.     Procedure for Indemnification. Any indemnification of a director
               -----------------------------
or officer of the corporation or advance of expenses under Section 11.2 above shall be made promptly, and in any event within forty-five (45) days (or, in the case of an advance of expenses, twenty (20) days) upon the written request of the director or officer. If a determination by the corporation that the director or officer is entitled to indemnification pursuant to this Article 11 is required, and the corporation fails to respond within sixty (60) days to a written request for indemnity, the corporation shall be deemed to have approved the request. If the corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five (45) days (or, in the case of an advance of expenses, twenty days), the right to indemnification or advances as granted by this Article 11 shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Section 11.2 above, if any, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the corporation. Neither the failure of the corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Delaware General Corporation Law, nor an actual determination by the corporation (including its Board, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Section 11.2 above shall be the same procedure set forth in this Section 11.3 for directors or officers, unless otherwise set forth in the action of the Board providing for indemnification for such employee or agent.

     11.3.     Insurance. The corporation may purchase and maintain insurance on
               ---------
its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation (including any subsidiary of the corporation), partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

     11.4.     Service for Subsidiaries. Any person serving as a director,
               ------------------------
officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least fifty percent (50%) of whose equity interests are owned by the corporation (a "subsidiary" for purposes of this Article 11) shall be conclusively presumed to be serving in such capacity at the request of the corporation.

     11.5.     Reliance. Persons who after the date of the adoption of this
               --------
provision are directors or officers of the corporation or who, while a director or officer of the corporation, or a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 11 in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article 11 shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

     11.6.     Non-Exclusivity of Rights. The rights to indemnification and to
               -------------------------
the advance of expenses conferred in this Article 11 shall not be exclusive of any other right which any person may have or hereafter acquire under this First Restated Certificate of Incorporation or under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     11.7.     Merger or Consolidation. For purposes of this Article 11,
               -----------------------
references to "the corporation" shall include any constituent corporation (including any constituent of a constituent) absorbed into the corporation in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article 11 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

                                  ARTICLE 12.

     12.1.     Foreign Ownership Restrictions.
               ------------------------------

               (a) The corporation shall at all times be in compliance with 47 C.F.R. (S) 310(a) and (b) and interpretations thereof by the FCC (the "Foreign Ownership Restrictions"). The Board shall have all powers necessary to insure compliance with this Article 12, including, without limitation, the redemption of shares of capital stock the transfer or ownership of which resulted in a violation of the Foreign Ownership Restrictions; provided, however, that the corporation may, at the request of a stockholder, first seek a waiver of such Foreign Ownership Restrictions from the FCC in the event that any violation thereof results from open-market purchases of publicly traded shares of the corporation, whether shares of capital stock in the corporation or shares of capital stock in an entity which holds capital stock of the Corporation, the foreign ownership of which is attributed to the corporation by operation of the rules of the FCC. As a last resort, the Board shall be required to redeem the shares of capital stock the transfer or ownership of which resulted in the violation of the Foreign Ownership Restrictions to insure such compliance (subject, however, to Sections 12(b) and (c) below).

               (b) In exercising powers or taking actions to achieve or preserve such compliance, the Board (acting in good faith and based upon advice of outside counsel expert in FCC matters) shall select the method that is least detrimental to the stockholders of the corporation affected by the action. In the case of redemption by the corporation of shares of different classes, the shares of the class having greater voting rights shall occur first.

               (c) If the Board, pursuant to Section 12(a) above, should invoke its powers to redeem any of the capital stock held by a party in order to secure compliance with the Foreign Ownership Restrictions, such redemption shall be at fair market value as determined by a third-party valuation expert retained by the Board, whose costs and expenses shall be charged to the party from whom the shares are redeemed.

     12.2.     FCC Compliance Restrictions. The corporation shall at all times
               ---------------------------
be in compliance with, and shall not take any action, nor shall it cause any act to be done, that would cause it to be in violation of the limitations on ownership of mass media, cable television and newspaper (or such other interests as the legislation or the FCC shall require in the future) interests, as set forth in the Communications Act or the rules of the FCC.

     THIRD: That the corporation has not yet received any payment for any of its stock and that the foregoing amendment and restatement was duly adopted in accordance with the provisions of Section 241 and 245 of the Delaware General Corporation Law.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this First Restated Certificate of Incorporation has been executed by the President and Secretary of the corporation on this _____ day of ________________, 2000.


                         _____________________________________________
                         Philip C. Wilkinson, President


                         _____________________________________________
                         ___________________________, Secretary

          [Signature Page to First Restated Certificate of Incorporation of Entravision Communications Corporation]

                                   EXHIBIT H
                                   ---------

                                FORM OF BYLAWS

                                    BYLAWS
                                      OF
                    ENTRAVISION COMMUNICATIONS CORPORATION
                            a Delaware corporation

                                  ARTICLE 1.
                                    OFFICES

     1.1.  Registered Office.  The registered office of Entravision
           -----------------
Communications Corporation, a Delaware corporation, shall be in the State of Delaware, located at Incorporating Services, Ltd. 15 East North Street, County of Kent, Dover, Delaware 19903-0899 and the name of the resident agent in charge thereof is the agent named in the Certificate of Incorporation of the corporation (as may be amended from time to time, the "Certificate of Incorporation") until changed by the Board of Directors (the "Board").

     1.2.  Principal Office.  The principal office for the transaction of the
           ----------------
business of the corporation shall be at such place as may be established by the Board. The Board is granted full power and authority to change said principal office from one location to another.

     1.3.  Other Offices. The corporation may also have an office or offices at
           -------------
such other places, either within or without the State of Delaware, as the Board may from time to time designate or the business of the corporation may require.

                                  ARTICLE 2.
                           MEETINGS OF STOCKHOLDERS

     2.1.  Place of Meetings.  Meetings of stockholders shall be held at such
           -----------------
time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     2.2.  Annual Meetings.  An annual meeting of stockholders shall be held for
           ---------------
the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board from time to time. Any other proper business may be transacted at the annual meeting.

     2.3.  Special Meetings.  Special meetings of the stockholders of the
           ----------------
corporation for any purpose or purposes may be called at any time by the Board and shall be called by the President or Secretary at the request in writing of
(i) the Chairman of the Board, (ii) a majority of the Board or (iii) stockholders owning a majority in voting power of the issued and outstanding shares of Common Stock of the corporation.

     2.4.  Stockholder Lists.  The officer who has charge of the stock ledger of
           -----------------
the corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list, by class, of stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or at the place of the meeting, and the list shall also be available at the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     2.5.  Notice of Meetings.  Written notice of each meeting of stockholders,
           ------------------
whether annual or special, stating the place, date and hour of the meeting, and in the case of a special meeting, the purpose of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) (or such other period as may be required under applicable law) nor more than sixty
(60) days before the date of the meeting.

     2.6.  Quorum and Adjournment.  Except as set forth below, the holders of a
           ----------------------
majority in voting interest of capital stock of the corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for holding all meetings of stockholders, except as otherwise provided by applicable law, these Bylaws or the Certificate of Incorporation. Notwithstanding the above, holders of a majority of the voting interest of the corporation's Class A Common Stock, Class B Common Stock or Class C Common Stock, as the case may be, shall each constitute a quorum for the holding of a meeting of stockholders of such class(es) for the sole purpose of electing or removing without cause the director or directors that such class(es) has the right to elect or to fill a vacancy or a newly created directorship which such class has a right to fill. If it shall appear that such quorum is not present or represented at any meeting of stockholders, the Chairman of the meeting shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.7.  Voting.  In all matters other than the election of directors, the
           ------
vote of the holders of a majority in voting interest of the capital stock of the corporation as defined in the corporation's Certificate of Incorporation that are present in person or represented by proxy at a meeting at which a quorum is present, shall decide any question brought before such meeting of stockholders, unless the question is one upon which by express provision of applicable law, of the Certificate of Incorporation or of these Bylaws a different vote is required, in which case such express provision shall govern and control the decision of such question. Each director of the corporation shall be elected
(i) by a plurality of the votes of the shares of the class(es) of stock which has the right to elect such director, present in person or represented by proxy at a meeting at which a quorum is present or (ii) by the written consent of the holders of a majority in voting interest of the outstanding shares of such class(es). Each Class A and Class C stockholder shall be entitled to cast one
(1) vote for each share of the capital stock entitled to vote held by such stockholder upon the matter in question, and each Class B stockholder shall be entitled to cast ten (10) votes for each share of the capital stock entitled to vote held by such stockholders. The presiding officer at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     2.8.  Proxies.  Each stockholder entitled to vote at a meeting of
           -------
stockholders may authorize another person or persons to act for him or her by proxy, but no proxy shall be voted or acted upon after three (3) years from its date, unless the person executing the proxy specifies therein a longer period of time for which it is to continue in force. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the corporation.

     2.9.  Inspector of Election.  The Board shall, if required by law, appoint
           ---------------------
an Inspector or Inspectors of Election for any meeting of stockholders. Such Inspectors shall decide upon the qualification of the voters and report the number of shares represented at the meeting and entitled to vote, shall conduct the voting and accept the votes and when the voting is completed shall ascertain and report the number of shares voted respectively for and against each position upon which a vote is taken by ballot. An Inspector need not be a stockholder, and any officer of the corporation may be an Inspector on any position other than a vote for or against a proposal in which he or she shall have a material interest.

     2.10. Action Without Meeting.  Subject to Section 228 of the Delaware
           ----------------------
General Corporation Law, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware (by hand or by certified or registered mail, return receipt requested), its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing.

                                  ARTICLE 3.
                                   DIRECTORS

     3.1.  Powers.  Subject to any limitations set forth in the Certificate of
           ------
Incorporation, the Board shall have the power to manage or direct the management of the property, business and affairs of the corporation and, except as expressly limited by law, to exercise all of its corporate powers. Subject to applicable law, the Board may establish procedures and rules or may authorize the Chairman of any meeting of stockholders to establish procedures and rules, for the fair and orderly conduct of any stockholders' meeting, including without limitation, registration of the stockholders attending the meeting, adoption of an agenda, establishing the order of business at the meeting, recessing and adjourning the meeting for the purposes of tabulating any votes and receiving the result thereof, the timing of the opening and closing of the polls and the physical layout of the facilities for the meeting.

     3.2.  Number, Term and Classes.  The Board shall consist of not less than
           ------------------------
seven (7) nor more than eleven (11) members, as shall be determined from time to time by resolution of the Board. Until otherwise determined by such resolution, the Board shall consist of seven (7) members. Except as provided in the Certificate of Incorporation, there shall be two (2) classes of directors: Class A/B Directors and Class C Directors, all of which shall be elected as provided in the Certificate of Incorporation.

     3.3.  Qualifications.  Directors need not be stockholders, and each
           --------------
director shall serve until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

     3.4.  Vacancies and Newly-Created Directorships.  Any vacancy on the Board
           -----------------------------------------
caused by death, resignation or removal or a newly-created directorship may be filled as provided in the Certificate of Incorporation. A director so elected to fill a vacancy or newly-created directorship shall serve until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

     3.5.  Regular Meetings.  Regular meetings of the Board shall be held
           ----------------
without call or notice at such time and place within or without the State of Delaware as shall from time to time be fixed by standing resolution of the Board.

     3.6.  Special Meetings.  Special meetings of the Board may be held at any
           ----------------
time or place within or without the State of Delaware whenever called by the Chairman of the Board, a majority of the Board or any Class C Director. Notice of a special meeting of the Board shall be given to all directors by the person or persons calling the meeting at least seventy-two (72) hours before the special meeting.

     3.7.  Telephonic Meetings.  Members of the Board or any committee thereof
           -------------------
may, and shall be given the opportunity to, participate in a regular or special meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

     3.8.  Quorum.  At all meetings of the Board, a majority of the Entire Board
           ------
(as defined in the Certificate of Incorporation) shall constitute a quorum for the transaction of business. Except as otherwise set forth in these Bylaws, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. Any meeting of the Board may be adjourned to meet again at a stated day and hour. Notice of any adjourned meeting need not be given.

     3.9.  Fees and Expenses.  Each director and each member of a committee of
           -----------------
the Board, shall receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings. Each director and each member of a committee of the Board, in each case who is neither (i) an owner of more than a five percent (5%) direct or indirect beneficial interest in the stock of the corporation (or the spouse, child or other family member of such an owner (a "Related Person")); (ii) an employee (a) of the corporation, (b) of any direct or indirect subsidiary of the corporation or (c) of such an owner or Related Person or an Affiliate (as defined in the Certificate of Incorporation of the corporation) of such owner or Related Person; nor (iii) any person who controls any such owner and the spouse, child or other family members of any such person, shall also receive a fee to be determined by the Board for attending any meeting of the Board or any such committee (provided that no director shall be entitled to receive such fee if such director is receiving a fee for attending a meeting of the Board or any other committee of the corporation held on the same day). Other than as set forth above, no director or stockholder of the corporation shall be reimbursed for any expenses incurred by it in its role as an investor or director.

     3.10. Committees.  Subject to the Certificate of Incorporation, the Board
           ----------
may, by resolution passed by a majority of the Entire Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. At least one Class C Director shall sit on the compensation and audit committees of the Board, if any. Any such audit or compensation committee, to the extent provided in a resolution of the Board and to the extent permitted by law and not inconsistent with the Certificate of Incorporation, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

     3.11. Action Without Meetings.  Unless otherwise restricted by applicable
           -----------------------
law, the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     3.12. Super Majority Board Approvals.  Without the approval of the Board
           ------------------------------
(or where permitted under applicable law, a duly constituted committee of the Board which includes at least one Class C Director) by a vote which includes, in addition to any other required vote of directors, the affirmative vote of at least one (1) of the Class C Directors (so long as a Class C Voting Conversion (as defined in the Certificate of Incorporation) has not occurred) on the Board or such committee, as the case may be, the corporation shall not directly or through its subsidiaries engage in any of the following acts or transactions:

          (a) create, designate, issue or sell out of treasury any Common Stock or Preferred Stock of, or other equity interests in, the corporation, any securities that are convertible into, exchangeable for, or participate in dividends with, the Common Stock or Preferred Stock of, or other equity interests in, the corporation, or any options or conversion, exchange or other rights in respect of the foregoing (other than (i) shares of Common Stock issued upon conversion of shares of Preferred Stock or as a dividend or distribution on Preferred Stock, (ii) shares of Common Stock issued to banks, lenders and equipment lessors in connection with debt financings or equipment leases, (iii) shares of Common Stock issued for consideration other than cash in connection with mergers, consolidations, acquisitions of assets and other acquisitions as approved by the Board, (iv) shares of Common Stock issuable or issued to officers, directors, employees of, or consultants to, the corporation pursuant to any equity incentive plan and/or stock option plan of the corporation, subject to appropriate adjustments for stock splits, stock dividend combinations or other recapitalizations, (v) shares of Common Stock issued or issuable in the initial public offering of the corporation or upon exercise of warrants or rights granted to underwriters in connection with such initial public offering or (vi) shares of Common Stock issued by way of dividend or other distribution on shares of Common Stock);

          (b) amend this Article 3, Section 3.12 of these Bylaws by action of the Board;

          (c) acquire or dispose of assets in any one transaction or series of related transactions for a purchase or sale price in excess of $25,000,000; or

          (d) incur debt (other than capitalized lease obligations) as of any date in an aggregate amount outstanding in excess of (x) the corporation's EBITDA for the twelve (12) month period ending on the last day of the quarter preceding such date, multiplied by (y) five (5). For purposes of this subparagraph (iv), EBITDA means the sum of net income, total depreciation expense, total amortization expense, interest expense and taxes as determined in conformity with generally accepted accounting principles; provided, however, that in the case of debt incurred for the purposes of an acquisition, EBITDA shall be determined on a pro-forma basis giving effect to such acquisition.

                                  ARTICLE 4.
                                   OFFICERS

     4.1.  Officers.  The corporation shall have a Chairman of the Board, a
           --------
President, one or more Vice Presidents, a Secretary and a Treasurer. The corporation may also have, at the discretion of the Board, one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers as may be elected or appointed in accordance with the provisions of Section 4.2 below. Any two or more of such offices may be held by the same person.

     4.2.  Election.  The officers of the corporation shall be elected annually
           --------
by the Board and, subject to whatever rights an officer may have under a contract of employment with the corporation, all officers shall serve at the pleasure of the Board.

     4.3.  Removal and Resignation.  Any officer may be removed, either with or
           -----------------------
without cause, by the Board at any time. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer. Any officer may resign at any time by giving written notice to the corporation, but without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     4.4.  Vacancies.  A vacancy in any office because of death, resignation,
           ---------
removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

     4.5.  Chairman of the Board.  The Chairman of the Board shall preside at
           ---------------------
all meetings of the stockholders and of the Board and shall be the Chief Executive Officer of the corporation unless the President is the Chief Executive Officer.

     4.6.  President.  The President shall be the Chief Operating Officer of the
           ---------
corporation and, if designated by the Board, the Chief Executive Officer of the corporation. Subject to the control of the Board (and to the Chief Executive Officer, if the President does not hold such office) and to the powers vested by the Board in any committee or committees appointed by the Board, the President shall have general supervision, direction and control of the business and officers of the corporation. The President shall have the general powers and duties of management usually vested in the Chief Executive Officer of a corporation and shall have such other powers and duties as may be prescribed by the Board or these Bylaws.

     4.7.  Vice Presidents.  In the absence or disability of the President, the
           ---------------
Vice Presidents, in order of their rank as fixed by the Board, or, if not ranked, the Vice President designated by the Board shall perform all the duties of the President and when so acting shall have all of the powers of and be subject to all of the restrictions upon the President. The Vice Presidents shall have such other powers and perform such duties as may be prescribed for them, respectively, from time to time, by the Board, the President or these Bylaws.

     4.8.  Secretary.  The Secretary shall keep, or cause to be kept, at the
           ---------
principal executive office and such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of these Bylaws of the corporation at the principal executive office or business office.

     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, if one be appointed, a share register or a duplicate share register showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board and any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

     4.9.  Treasurer.  The Treasurer is the Chief Financial Officer of the
           ---------
corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation and shall send or cause to be sent to the stockholders of the corporation such financial statements and reports as are by law or these Bylaws required to be sent to them. The books of account shall at all times be open to inspection by any director.

     The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the President and the directors, whenever they request it, an account of all transactions as Treasurer and of the financial condition of the corporation and shall have such other powers and perform such other duties as may be prescribed by the Board.

                                  ARTICLE 5.
                              STOCK CERTIFICATES

     5.1.  Form of Stock Certificate.  Every holder of capital stock in the
           -------------------------
corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman of the Board, the President, the Chief Executive Officer or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation certifying the number of shares owned by him, her or it in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of the issue.

     5.2.  Transfers of Stock.  Subject to any restrictions on transfer
           ------------------
applicable thereto, upon surrender to the corporation or a transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

     5.3.  Lost, Stolen or Destroyed Certificates.  The corporation may direct a
           --------------------------------------
new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     5.4.  Record Date.  In order that the corporation may determine the
           -----------
stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (ii) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board; and
(iii) in the case of any other action, shall not be more than sixty (10) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board is required by law, shall be at the close of business on the day on which the Board adopts the resolution taking such prior action; and (c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

     5.5.  Registered Stockholders.  The corporation shall be entitled to treat
           -----------------------
the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by applicable law.

                                  ARTICLE 6.
                                    NOTICES

     6.1.  Manner of Notice.  Whenever under the provisions of applicable law,
           ----------------
the Certificate of Incorporation or these Bylaws, notice is required to be given to any director, committee member, officer or stockholder, it shall not be construed to mean personal notice, but such notice may be given, in the case of stockholders, in writing, by mail, by depositing the same in the post office or letter box, in a postpaid sealed wrapper, addressed to such stockholder, at such address as appears on the books of the corporation, and, in the case of directors, committee members and officers, by telephone, by facsimile or other electronic transmission, or by recognized delivery service to the last business address known to the Secretary of the corporation, and such notice shall be deemed to be given at the time when the same shall be thus mailed, telephoned, sent via facsimile, transmitted or delivered.

     6.2.  Waiver of Notice.  Whenever any notice is required to be given under
           ----------------
the provisions of applicable law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE 7.
                                  AMENDMENTS

     7.1.  Amendments.  Subject to the provisions of the Certificate of
           ----------
Incorporation, the Board shall have the power to make, adopt, alter, amend and repeal from time to time these Bylaws, subject to the right of the stockholders entitled to vote with respect thereto to adopt, alter, amend and repeal Bylaws made by the Board, provided no amendment made by the Board may adversely affect the rights accorded to the holders of the Class B Common Stock or the Class C Common Stock which affects such class differently from the other classes of Common Stock of the corporation without the consent of a majority of the Class A/B Directors or a majority of the Class C Directors (unless a Class C Voting Conversion has occurred), as the case may be.

                                  ARTICLE 8.
                              GENERAL PROVISIONS

     8.1.  Fiscal Year.  The fiscal year of the corporation shall be determined
           -----------
by resolution of the Board.

     8.2.  Seal.  The corporate seal shall have the name of the corporation
           ----
inscribed thereon and shall be in such form as may be approved from time to time by the Board.

     8.3.  Waiver of Notice of Meetings of Stockholders, Directors and
           -----------------------------------------------------------
Committees.  Any written waiver of notice, signed by the person entitled to
----------
notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

     8.4.  Form of Records.  Any records maintained by the corporation in the
           ---------------
regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

     8.5.  Representation of Shares of Other Corporations.  The Chief Executive
           ----------------------------------------------
Officer or any other officer or officers authorized by the Board are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

     8.6.  Dividends.  Dividends upon the capital stock of the corporation,
           ---------
subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     8.7.  Checks.  All checks or demands for money and notes of the corporation
           ------
shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

     8.8.  Loans to Officers.  The corporation may lend money to, or guarantee
           -----------------
any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     8.9.  Inspection of Books and Records.  Any stockholder of record, in
           -------------------------------
person or by attorney or other agent, shall, upon written demand upon oath stating the purpose thereof, have the right during the usual hours of business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in the State of Delaware or at its principal place of business.

     8.10. Section Headings.  Section headings in these bylaws are for
           ----------------
convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

     8.11. Inconsistent Provisions.  In the event that any provision of these
           -----------------------
bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the Delaware General Corporation Law or any other applicable law, the provision of these bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

                 [Remainder of Page Intentionally Left Blank]

                           CERTIFICATE OF SECRETARY
                                      OF
                    ENTRAVISION COMMUNICATIONS CORPORATION

     The undersigned, Paul A. Zevnik, hereby certifies that he the duly elected and acting Secretary of Entravision Communications Corporation, a Delaware corporation (the "Company"), and that the Bylaws attached hereto constitute the Bylaws of the Company as duly adopted by the Board of Directors of the Company by unanimous written consent on ____________________, 2000.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his this _____ day of __________________, 2000.

                              __________________________________________________
                              Paul A. Zevnik, Secretary

                                   EXHIBIT I
                                   ---------

                           FORM OF VOTING AGREEMENT

                               VOTING AGREEMENT
                               ----------------

     This Voting Agreement (the "Agreement") is dated ___________________, 2000 by and among Walter F. Ulloa, Philip C. Wilkinson, Paul A. Zevnik (each, individually, a "Stockholder" and, collectively, the "Stockholders") and Entravision Communications Corporation, a Delaware corporation (the "Company"), is entered into with reference to the following facts:

     WHEREAS, the Stockholders own of record all of the issued and outstanding shares of Class B Common Stock, par value $0.0001 per share, of the Company.

     WHEREAS, the execution and delivery of this Agreement is required by the terms of that certain Univision Roll-Up Agreement dated February ____, 2000 by and between Univision Communications Inc. and Entravision Communications Company, L.L.C.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Voting Agreement.  At any time that nominees for the election of Class
         ----------------
A/B Directors to the Board of Directors of the Company are submitted to the stockholders of the Company, or a proposal to remove any incumbent Class A/B Director of the Company is submitted to such stockholders, each of the Stockholders agrees to vote, or cause to be voted, all Voting Securities (as defined below) then held by such party, whether beneficially or of record, or any Voting Securities over which such party exercises voting control, in favor of the nominees designated in writing by both Walter F. Ulloa and Philip C. Wilkinson (the "Nominating Stockholders"). In addition to the foregoing, Paul
A. Zevnik hereby agrees that any time a matter other than election of directors is submitted to the stockholders of the Company, he shall vote all Voting Securities then held by him, whether beneficially or of record, in the same manner as both Walter F. Ulloa and Philip C. Wilkinson. Paul A. Zevnik shall be required to vote his Voting Securities in the manner described in the preceding sentence solely in instances where both Walter F. Ulloa and Philip C. Wilkinson vote either affirmatively or negatively. In any instance in which Walter F. Ulloa and Philip C. Wilkinson vote their Voting Securities in different manners, Paul A. Zevnik will be free to vote his Voting Securities as he chooses. For the purpose of this Agreement, "Voting Securities" shall mean any and all shares of capital stock of the Company, of any class or series, which shall have the right at any time to vote in the election of the Company's directors, including without limitation, shares of the Company Class B Common Stock.

     2.  Designation of Nominees.  The Nominating Stockholders hereby
         -----------------------
irrevocably designate the following individuals as nominees for election to the Board of Directors of the Company as Class B Directors: Walter F. Ulloa, Philip
C. Wilkinson and Paul A. Zevnik. The Nominating Stockholders shall also have the power to designate additional individuals as nominees for election as Class B Directors of the Company. In the event that any of the foregoing at any time are unable to serve out their terms, resign from the Board of Directors of the Company or decline to be nominated for election or reelection, then the Nominating Stockholders shall have the right to designate in writing a replacement nominee.

     3.  Irrevocable Proxy.  Should the provisions of this Agreement be
         -----------------
construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

     4.  Representations and Warranties of the Stockholders.  As of the date
         --------------------------------------------------
hereof, each Stockholder represents and warrants to the other Stockholders as follows:

          (a) Ownership of Securities.  The Stockholder is the record and
              -----------------------
beneficial owner of, or exercises voting control of, the number of shares of Voting Securities of the Company set forth on the signature page to this Agreement (the "Existing Securities"). The Holder has sole voting power and sole power to issue instructions with respect to the voting of the Existing Securities, sole power of disposition and the sole power of exercise or conversion, in each case with respect to all of the Existing Securities. As of the date hereof, the Stockholder will have sole voting power and sole power to issue instructions with respect to the voting of all of the Existing Securities, sole power of disposition and the sole power of exercise or conversion, in each case with respect to all of the Existing Securities.

          (b) Power; Binding Agreement.  The Stockholder has full power and
              ------------------------
authority to enter into and perform all of the Stockholder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms.

          (c) No Conflicts.  No filing with, and no permit, authorization,
              ------------
consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby, other than filings which may be required pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and neither the execution and delivery of this Agreement by the Stockholder nor the consummation by the Stockholder of the transactions contemplated hereby nor compliance by the Stockholder with any of the provisions hereof shall conflict with or result in any breach of any applicable organizational documents of the Company applicable to the Stockholder, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Stockholder or any of the Stockholder's properties or assets.

     5.  Transfer of Voting Securities to Permitted Transferees.  During the
         ------------------------------------------------------
term of this Agreement, no Stockholder or any Permitted Transferee (as defined in the Company's First Restated Certificate of Incorporation) who shall become a party to or be bound this Agreement shall transfer any Voting Securities, whether now or hereafter acquired, other than to any person who agrees to be bound by and be subject to the terms and conditions of this Agreement with the same force and effect as if such person were named as a party to this Agreement.

     6.  Assignment; Benefits.  This Agreement may not be assigned by any party
         --------------------
hereto without the prior written consent of each of the other parties. This Agreement shall be binding upon, and shall inure to the benefit of, each of the signatories hereto and their respective successors and permitted assigns.

     7.  Legend on Stock Certificates.  The Company and each Stockholder shall
         ----------------------------
submit to the Company's transfer agent certificates evidencing the Class B Common Stock and other Voting Securities now or hereafter owned by the Stockholders at any time during the term of this Agreement and the Company shall cause the transfer agent to imprint on such certificates (or replacement certificates) a restrictive legend as follows:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A VOTING AGREEMENT DATED _______________, 2000, A COPY OF WHICH IS ON FILE WITH THE OFFICERS OF THE ISSUER OF THIS CERTIFICATE. THE SHARES ARE SUBJECT TO CERTAIN VOTING
     RESTRICTIONS. ANY ACTIONS TAKEN IN CONTRAVENTION TO THAT
     AGREEMENT SHALL BE NULL AND VOID.

     8.  Notices.  Any notice required to be given hereunder shall be in writing
         -------
and shall be sent by facsimile transmission (confirmed by any of the methods that follow), courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) to the address of such party set forth on the signature pages hereto or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so delivered.

     9.  Specific Performance.  The parties hereto agree that irreparable harm
         --------------------
would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     10. Amendment.  This Agreement may not be amended or modified, except by
         ---------
an instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by any party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

     11.  Governing Law.  This Agreement shall be governed by, construed and
          -------------
enforced in accordance with the laws of the State of Delaware, without regard to its rules regarding conflict of laws.

     12.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     13.  Termination.  This Agreement shall commence on the date hereof and
          -----------
shall terminate with respect to each particular Stockholder upon the automatic conversion of such Stockholder's Class B Common Stock of the Company to Class A Common Stock of the Company pursuant to the terms of the Company's First Restated Certificate of Incorporation (or any amendment thereto).

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written above.

Stockholders
                         __________________________________________________
                         Walter F. Ulloa

                              Existing Securities: Class B Common Stock
                              Number of Shares:____________________________

                         Address: 2425 Olympic Boulevard, Suite 6000 West Santa Monica, California 90404


                         __________________________________________________
                         Philip C. Wilkinson

                              Existing Securities: Class B Common Stock
                              Number of Shares:____________________________

                         Address:  5770 Ruffin Road
                                   San Diego, California  92123


                         __________________________________________________
                         Paul A. Zevnik

                              Existing Securities: Class B Common Stock
                              Number of Shares:____________________________

                         Address: 1299 Pennsylvania Avenue, N.W., 9/th/ Floor Washington, D.C. 20004

                   [Signature Page No. 1 to Voting Agreement]

Company                  ENTRAVISION COMMUNICATIONS CORPORATION,
                         a Delaware corporation


                         By: ---------------------------------------------
                              Walter F. Ulloa
                              Chairman and Chief Executive Officer


                         By: ---------------------------------------------
                              Philip C. Wilkinson
                              President and Chief Operating Officer

                         Address: 2425 Olympic Boulevard, Suite 6000 West Santa Monica, California 90404


                  [Signature Page No. 2 to Voting Agreement]